U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM A-1 Offering Circular
	Registration Statement under the Securities Act of 1933
__AFR INC.__
(Name of issuer in its charter)

Florida

7371

83-4307403
(State or other
jurisdiction of
incorporation or
organization)

(Primary Standard
Industrial
Classification
Code)

(I.R.S. Employer
Identification
No.)

The date of this Offering Circular  is ___ February 22, 2021__.

___1280 South Alhambra Circle # 1401 Coral Gables, FL 33146___
 (914) 275-5061
(Address and telephone number of principal executive offices)

____ 1280 South Alhambra Circle # 1401 Coral Gables, FL
33146.___
 (914) 275-5061
 (Name, address and phone number of agent for service)

____10,000,000_Shares__
(Securities Offered)

____ Class A Common Stock ___
(Title of Securities Offered)

____$ 50,000,000 __
(Dollar Amount of Securities Offered)

 ____1,500,000 Shares__
(Amount for Sale from Selling Security Holders)
Price to
public
Selling Agents
and
Underwriting
Discounts and
Commissions (1)
Proceeds to
issuer AFR Inc.
(2)
Proceeds to
Selling
Stockholders
and other
Persons (3)
Per Share
$5.00
$ 0.00 (TBA)
$ 5.00 (TBA)
$ 5.00 (TBA)
Total
$3,800,000
$ 47,500,000.00
(4)
$7,500,000.00
Joint Bookrunning Manager
(Lead Market Maker/ DMM) 	         (Name Of I-Bank ?
Underwriters)    	(Name Of I-Bank ?Underwriters)
Notes: 1. The Company utilizes an estimate of any underwriting discounts, commissions, and fees of 8%. $50,000,000 multiplied by 8% = $3,800,000. The fees stated do not include fees payable by the company to Direct Market Maker, Brokers Dealers, or other platforms. See ?Plan of Distribution.?
2. The Company utilizes an estimate for proceeds to the issuer is assuming a sale of 10,000,000 shares at $5.00 a share in this offering.
3. The Company utilizes an estimate for proceeds to selling stockholders assuming a sale of 1,500,000 shares at $5 a share. The discounts and commissions with respect to the Selling Stockholder Shares will be paid by the selling stockholders. Amount for Sale from Selling Security Holders includes insiders and may increase or decrease. See ?Plan of Distribution.? The Company will not receive any proceeds from the sale of Selling Stockholder Shares in this offering.
4. Securities Offered shall be based on the midpoint range; prior to overallotment to be Announced (TBA). The amount stated assumes that all the Shares offered are sold. The Company may or may not take advantage of our option to sell any additional Shares as described herein. (Note: If issuer intends to rely to Rule 253(b) And a preliminary Offering Circular is circulated provide a bonafide estimate of the running of the 1. MAX Offering Price,2. MAX Number of Securities offered, or the range must not EXCEED $ 2 for offerings where the -- Upper end of the Range is $ 10 or less.
1. Preliminary Offering Summary and Description of Securities

Dated February 22, 2021

SUBJECT TO COMPLETION,

 Shares of Common Stock

____AFR INC.__

OFFERING SUMMARY
This summary highlights selected information contained elsewhere in this Offering Circular . This summary does not contain all the information that you should consider before investing in the Common Stock of AFR, Inc. (referred to herein as ?we,? ?our,? ?us,? or the ?Company?). You should carefully read the entire Offering Circular , including ?Risk Factors,? ?Financial statements and the notes to the financial statements under the Financial Statements section beginning on page F-1 or in the Exhibits attached thereto prior to making an purchase decision. Regulation A+ Tier 2 offering. An offering statement pursuant to Regulation A relating to these shares has been filed with the U.S. Securities and Exchange Commission (the ?Commission?). Information contained in this preliminary offering circular is subject to completion or amendment. The Shares detailed herein may not be sold nor may offers to buy be accepted before the offering statement is filed with the Commission and receives effective registration status. This preliminary offering circular shall not constitute an offer to sell or a solicitation of an offer to buy or sell any of these shares in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the laws of any such state. The Company may elect to satisfy our obligation to deliver a final offering circular by sending you a notice within two business days after the completion of our sale to you that contains the Internet website URL where the final offering circular or the offering statement in which such final offering circular was filed may be obtained.
Securities Being
Offered:

AFR Inc. is registering and consists
10,000,000 to 15,000,000 shares of our
common stock comprised of (a) up to 000,000 newly issued shares of our Class A common stock (?Shares?) and (b) up to an aggregate of 1,5000,000 of our outstanding shares of common stock that may be sold by certain of our non-management, non-affiliated existing stockholders (?Selling Stockholder Shares?
and together with the Shares, the ?Offering
Shares?). The Company intends to initially offer 10,000,000 shares, however it reserves the right to increase or decrease share sale and pricing ranges. In the event all of the Offering Shares are sold, we may, in our discretion, sell up to 5,000,000 additional newly issued shares (?Additional Shares?) in the offering. There is no minimum number of Offering Shares that we must sell in order to conduct a closing in this offering.

Offering Price:

Common Stock of the company is being sold for an offering share price of $5.00 (the
?Common Stock?). We estimate that the net proceeds of this offering together with the funds we will receive from the sale of the common stock will be used as set forth in the Use of Proceeds Section and the following tables and sections.

Offering Period:

This offering period expiration is
____,2021. Until (i) the date on which the Company shall conduct the offering until it has closed its desired amount raised or (ii) the two-year anniversary of the date that this registration statement is declared effective by the Securities and Exchange
Commission. We may hold an initial closing on any number of Offering Shares at any time during the Offering Period and thereafter may hold one or more additional closings during the Offering Period. We will close on proceeds based upon the order in which they are received. With respect to Additional
Shares, however, we may accept or reject orders at the discretion of the company. No closing will be conducted unless we have been approved for listing on an exchange, although we will elect to delay trading thereon until the earlier of the final closing of the offering and the end of the Offering Period. AFR Inc. is marketing this offering to potential purchasers independently and with the Direct Market
Makers, Investment Banks, Underwriters,
Bookrunners, and Joint bookrunning managers.
The Company and its bookrunning managers will consider various factors in determining the timing of any additional closings following the initial closing, including the amount of proceeds received at the initial closing and any prior additional closings, and coordination with the commencement of our trading on OTCQB.


Common Stock
Currently Issued
And Outstanding. .

__75,000,000_____ shares of our Common Stock are issued and outstanding as of the date of this Offering Circular.

Common Stock Issued
and Outstanding
After Offering.

__85,000,000________ shares of Common Stock.

Use of Proceeds:


We intend to use the proceeds, if any, from the sale of shares to pay for general corporate purposes as more fully discussed in this Offering Circular and in financial projections. See ?Use of Proceeds? beginning on page 22 _.


Determination of
Offering Price.


The Selling Shareholders intend to sell
their shares to purchasers or after the
listing in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market price, or at negotiated prices. Selling Securityholders identified on page 15__ of this Offering Circular intend to sell 1,500,000 shares of Common
Stock into the offering. The Company will not receive any of the proceeds from the sale of stock of Common Stock by the Selling
Stockholder. The Company will however
receive proceeds from the sale of stock excluding Selling Shareholders. Please see
Plan of Distribution on page _17_ of this Offering Circular.


Pre-Initial Public
Offering Restricted
Purchasers.


The Company only after receiving effective registration from the Securities and
Exchange Commission (SEC) regarding this offering intends to seek purchasers. The company may begin accepting cash proceeds from purchasers seeking to purchase AFR Inc.
stock before the Initial Public Offering and Listing of Shares may at the discretion of the company, its board of directors, and management after approval from shareholders be permitted to deposit funds. Purchasers may want to purchase stock before the Initial Public Offering or listing date thereby requiring the mandatory lock-up or holding requirements detailed in Regulation
A Plus Tier 2 regulations which is 1 year required holding period. Accordingly, we will have use of the funds to be received by us once we accept a purchase agreements and funds have cleared. Such funds shall be non-refundable to purchasers except as may be required by applicable law. No Return of Funds Policy. There will not be a return of funds for stock offered and sold or should the Initial Public Offering and Listing not be consummated or cancelled.


Penny Stock
Regulation.


Prior to this offering, there has been no public market for our common stock.
The SEC has adopted regulations which
generally define ?penny stock? to be any equity security that has a market price of less than Five Dollars ($5.00) per share or an exercise price of less than Five Dollars
($5.00) per share. Our common stock may be deemed to be "penny stock" as that term is generally defined in the Securities Exchange
Act of 1934 to mean equity securities with a price of less than $5.00. Shares will be subject to rules that impose sales practice and disclosure requirements on broker-dealers who engage in certain transactions involving a penny stock. For transactions covered by these rules and under the penny stock regulations, a broker-dealer selling a penny stock to anyone other than an established customer or accredited investor must make a special suitability determination regarding the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt. The broker-dealer must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer?s presumed control over the market. Such disclosure may include commissions payable to the broker-dealer or registered representatives and current bid and offer quotations for the securities.
Monthly statements must be sent disclosing recent price information for the penny stock held in the customers? account, account?s value, and information on the limited market in penny stocks. Purchasers in this Offering will likely find it more difficult to sell their Common Stock shares in the secondary market. Broker-dealers may encounter difficulties in their attempt to buy or sell shares of our common stock, which may affect the ability of the Selling Shareholders or other holders to sell their shares in the secondary market and have the effect of reducing the level of trading activity in the secondary market. These additional sales and disclosure requirements could impede the sale of our stock even if our common stock is publicly traded. Liquidity for our common stock may be decreased, with a corresponding decrease in the price of our common stock.
Our shares are likely to be subject to such penny stock rules for the foreseeable future.


Description of
Securities Being
Offered and Share
Disclosures


1. The Total Number of Shares:
	__100,000,000 Shares__
2. Total Amount For each class of Securities
Authorized: __1 Class /100 %
3. Number of Shares Outstanding:
	__75,000,000 Shares__
4. Freely Tradable Shares (Public Float):
	__1,500,00 Shares plus initial Public
Offering Sales of __15,000,000 Shares.
5. Number of Beneficial Shareholders Owning
At least 100 shares: _2__
6. Total Number of Shareholders of Record:
	__2__

The following is a summary of the rights of our capital stock as provided in our certificate of incorporation, bylaws and other corporate documents. For more detailed information, please see our
Articles of incorporation, Bylaws and other corporate documents which have been filed as exhibits to this Offering Statement.

General. The Company is authorized to issue one classes of stock. The total number of shares of stock which the Company is authorized to issue is __15,000,000_ shares of capital stock.

Common Stock. As of the date of this
Offering Circular , the Company had
_75,000,000_ shares of Common Stock issued and outstanding. The Company has not authorized Preferred Stock.

Authorized Capital Stock. This Corporation is authorized to issue one (1) class of shares of stock, which shall be designated as Common Stock (?Common Stock "). The total number of shares of capital stock that the Corporation is authorized to issue is one hundred million (100,000,000.00) shares, consisting of (100,000,000.00) shares of
Common Stock Par Value of $0.000001 per
share ("Common Stock "). The Board of
Directors of the Corporation (the "Board of
Directors") is expressly authorized to
provide for the issuance of all or any of the remaining unissued and undesignated shares of Common Stock. Majority
Shareholders (60 % or more) shall have the right and not the obligation to approve or disapprove of any issuance. Additionally, A
Majority Shareholder vote (60 % or more), ratification, and execution and the Board of Director?s formal approval is required to increase or decrease the authorized number of shares of all classes of Common Stock and Preferred Stock if applicable. New capital stock issuance including preferred stock shall require a Majority Shareholder vote
(60 % or more) of Common Stock ratification and execution and the Board of Director?s formal approval. The terms, rights, preferences, and privileges of any stock created shall require a Majority vote (60 % or more), ratification, and execution and the Board of Director?s formal approval.

Voting Rights - General. Holders of Common
Stock shall be entitled to (1.00) vote for each share of Common Stock standing in his or her name on the books of the Corporation.
The holders of Common Stock shall have
voting rights for the election of the Board of Directors.

Majority Voting. Majority voting shall be (60 % or more). All material actions of the corporation shall require the Majority vote
(60 % or more) of Common Stock. Majority
Voting (60 % or more) or a qualified
majority is the preset threshold value.
Unless otherwise required by securities
regulatory reporting requirement, the
company shall not solicit or required to provide further notice, nor include minority resolutions, or voting proxies . A qualified majority shall be utilized for critical corporate decisions. Cumulative voting in the election for directors is NOT authorized.

Description of Stock. Common Stock
Shareholders participate in the pro-rata earnings of the company shall be allocated prudently, only after all fixed charges, dividends(if declared), capital allocations, capital expenditures. Such actions shall be made at the discretion of the company, the Chairman of the Board of Directors, and via the Approval of Majority Shareholders (60% or more).

Common Stock Rights. Shareholders all have the same rights and privileges and shall rank equally and share ratably as to all matters. All the rights granted and the powers, preferences, rights, restrictions, designations, qualifications, limitations, and or other matters relating to the Common
Stock shall assume the designation of Common
Stock set forth in the first (1st) filed
Restated Certificate of Incorporation.
Shareholders shall elect Board of Directors and Officers to represent their interests.

Payment. Fully Paid, Validly Issued, and
Non-Assessable Stock. Payment for shares shall be deemed fully paid, validly issued, and non-assessable stock. Any and all stock or shares of Common Stock so issued for which the consideration is so fixed has been paid or delivered to the Corporation shall be deemed fully paid, validly issued, and non-assessable shares of the stock and shall not be liable to any further call or assessment thereon, and the holders of said shares shall not be liable for any further payments in respect of such shares. The
Corporation affirms that the outstanding shares shall be and are duly authorized, fully paid, validly issued, and non-assessable shares of the stock in compliance with applicable laws.

Stock Issuance. The shares of Common Stock may be issued by the Corporation from time to time for such consideration, having a value not less than par value, as may be fixed from time to time by the Board of Directors of the Corporation.

Stock Transfer - Book Form Entry of Stock is permitted. The Corporation shall permit the Book Form Transfer of Stock and Securities via any means to facilitate the efficient management of shares. There is no material transfer restriction imposed upon the common stock. Corporate Stock or Shares book form is allowed, and Signatures may be executed, effectuated, and effective digitally. Shares of the Corporation Shall be transferable on the record of shareholders upon presentment to the Corporation or an external party including an approved Stock Transfer Agent.
Evidence of ownership includes Stock
Certificates representing the Shares
requested to be transferred, with proper endorsement on the stock certificate or on a separate accompanying document, together with such evidence of the Payment of Transfer related compliance and fees.
Transfer of Shares shall be made on the
books of the corporation upon surrender of the certificates therefore, endorsed by the person named in the certificate in writing.
No Transfer shall be made which is
inconsistent with the applicable law.
Transfer Agent Shall Maintain Stock Transfer
Ledger. Transfer Agents shall be engaged at the discretion of the company leadership to manage and maintain the Stock Transfer
Ledger and transfer Books of the Corporation as they are issued. The Signatures of the Board of Directors or Officers upon a certificate may be utilized if a transfer agent countersigns the certificate or registered by a duly authorized transfer agent.

Dividend Policy, Dividends Authorization, and Distribution Rights. Dividends shall be non-mandatory and non-cumulative. Dividends, allotment, capital retention, capital allocation, and capital distribution shall require a Majority vote (60 % or more) of Common Shareholders and executed via the Board of Director?s formal approval. The announcement of the declaration and distribution of dividends shall be the responsibility of the Board of Directors and the Company, respectively. Distributions may include liquidating distributions per share, whether in cash, in kind, in stock
(including a stock split) or by any other means the company sees fit. The Company will not distribute or pay cash dividends to our Common Stock shareholders. We currently intend to retain future earnings, if any, to finance the development, growth, and expansion of our business and for general corporate purposes. We cannot assure you that we will distribute any cash in the future. Our cash distribution policy is within the discretion of our Board of Directors and will depend upon various factors, including our results of operations, financial condition, capital requirements and investment opportunities.
Any future dividend policy will be
determined by the Company?s Board of
Directors based upon conditions then
existing, including the Company?s earnings, financial condition and capital requirements, as well as such economic conditions, tax implications and other factors as the Board of Directors may deem relevant.

Stock Splits. Stock Splits shall require a
Majority vote (60 % or more) of Common Stock and ratification and executed via the Board of Director?s formal approval.

Stock Buy-Back Program. The Stock Buy-Back
Program shall require a Majority vote (60 % or more) of Common Stock and ratification and executed via the Board of Director?s formal approval.

Board of Directors and Majority Shareholder
Approval. Notwithstanding any other
provision of the Articles of Incorporation, the Board of Directors shall have the right to authorize the sale of stock. Majority
Shareholders (60% or more) shall have the right but not obligation to approve, reject, abstain regarding the sale of company stock.

Financial, Capital, Liquidity, and Reserves.
The Chairman of the Board of Directors shall be empowered to establish or abolish any such reserves at its discretion. Reserves may be sourced from capital raised or from net profits of the corporation.

Indebtedness. The Company has no debt,
liabilities, or payable obligations.





















2.  TABLE OF CONTENTS



Page





PART I - INFORMATION REQUIRED IN
OFFERING CIRCULAR



Cover

                     1

Offering Summary and Description of
Securities

2-7

Table of Contents

8

Risk Factors Summary

9

Description of Business

10-12

Principal Shareholders, Certain
Securityholders, and Security Ownership
of Management

14

Selling Securityholders

15-16

Plan of Distribution

17-20

Dilution

21

Use of Proceeds

22

Issuers Financial Summary and Condition

23-30

Board of Directors

31-32

Board of Directors Compensation

33

Management Team

34

Management Compensation

35

Risk Factors

36-93

Transfer Agent Information

94

Legal Counsel Providing Shareholders Re
Legal Opinion

94

How to Obtain our Information and
Filings

94





PART II - INFORMATION NOT REQUIRED IN
OFFERING CIRCULAR

95-97





Summary Information Regarding the
Offering and Other Current or Proposed
Offerings

II-1

Recent Sales of Unregistered Securities

II-1

Other Expenses of Issuance and
Distribution

II-2

Undertakings

II-3

Issuer Certifications and Signatures

II-4



PART III ? EXHIBITS INDEX

  98


Exhibits Index

III-
1


You should rely only on the information contained in this Offering Circular . We have not authorized anyone to provide you with information that is different from that contained in this Offering Circular . This Offering Circular is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The information in this Offering Circular is complete and accurate only as of the date on the front cover regardless of the time of delivery of this Offering Circular or of any sale of our securities.







3. Risk Factors Summary
Risk of Factors:

Investing involves a high degree of risk and offers no guarantees of success.

An investment in our common stock securities involves a high degree of risk, offers no guarantee of success, highly speculative, and subject to numerous and substantial risks. The Securities offered hereby should not be purchased by purchasers who cannot afford the loss of their entire investment. See ?Risk Factors? beginning on page 36_of this Offering Circular for a discussion of information that should be considered in connection with an investment in such securities. The Offering Shares are being offered pursuant to registration with the Securities and Exchange Commission under the Regulation A Plus Tier 2 Reporting Standard. The Securities and Exchange Commission nor State Securities Regulators do not make a determination as to the merits, accuracy, or completeness of any offering circular or other solicitation materials. Any representation to the contrary is a criminal offense. The Company is an emerging development-stage pre-revenue company or an ?emerging growth company? as defined in the Jumpstart Our Business Startups Act of 2012. As a smaller reporting company within the meaning of Rule 405, we are following the Form 1-A disclosure requirements for smaller reporting companies. This offering circular is intended to provide the information required by Part I of Form 1-A and various other disclosure requirements. The following summarizes the most significant summary risk factors specific to the company that make this offering extremely speculative and risky.

Development Stage Business, Limited Operating History, and Firm Survivability Risks. The Company does not have any operating history. Currently, the Company has no sales, no revenue, no earnings, no operating assets, and no resources to achieve its goals. The Company is a young and an unproven Company. The Company may not achieve the stated initiatives and objectives. Investment in small companies is risky. We are building a business and may scale differently than other market participants. Innovations and product acceptance may take substantial time to achieve. Firm Survivability Risks. The Company may not continue as a going concern. The Company faces substantial risks in achieving its stated goals. unable to make investments in the business.

Majority Shareholder, Governance, and ?Controlled? Company Risks. Kamran Heydari owns 74% of the Company and has effective active ownership control. The Company's directors and officers may exert significant control over the Company's business. Purchasers have limited minority shareholder decision rights.

Reliance and Dependence on Founder, Management, Board of
Directors, and Leadership Risks. The Company is a founder led and is significantly dependent on Kamran Heydari.

Self-Filer, Listing Risks, and Limited Public Company Operating
Experience.
Self-Filer Risks. The Company is a Self-Filer.
Listing Risks. The company?s prospects rely on the receipt of an effective registration and if we do not receive such a designation, we will fail to achieve our stated objectives and may have to rely on non-public purchasers. The company may make mistakes or errors in its disclosure or financial filings. There may never exist Interest in our public offering and our goals may be unrealistic to investors. Our Officers have limited experience in managing a public company or a track record of taking companies public. Compliance, reporting, and public company monitoring risks could materially, adversely, and negatively impact our company, operations, and future financial results.

Product, Industry, Competition, and Marketplace Risks. The Company is seeking to compete in extremely competitive product categories, industries, markets, and geographies. The Company may not achieve the goal of a creating a financially sustainable firm with robust organic earnings growth.

Access to Capital and Investment Intensive Requirements Risks. The markets, industries, and product verticals the company seeks to provide products, services, applications, and platforms require substantial access to capital and investment in people, technology, marketing, and on-going capital investments. If we are unable to access capital, gain capital market and investor acceptance, we may fail as an enterprise. If the company does not conduct an Offering, we will not be able to survive as a going concern.
4. Business Description Information
AFR Inc. is a C-Corporation, incorporated in Florida in 2019 and is an emerging pre-revenue digital innovation technology platform company with distinct future business units, future products, services, platforms, and assets.

AFR Inc.?s Fiscal Year End is ________________.

Primary SIC Code: ____7371_____________  Secondary SIC Code:
____TBA_____________

The Nature of our Business and Future Subsidiary Information.
The Company and its subsidiaries or units intend to conduct and develop the following Business Units.

4. 1.  AFR Digital Education or ED TECH Unit (AFR EDU)
  At AFR Inc. we are a strong believer in educating our customers, shareholders, investors, employees, partners, and our communities. The AFR Digital Education platform is focused on entrepreneurship, financial literacy, investing, financial technology, financial services, technology, financial markets, capital markets, economics, industry education and media solutions. The Educational and Digital Offerings will be accessible via different form factors including mobile devices, iPads, PCs, and published materials. We intend to continue to develop new ways to share our expertise and provide compelling, unique, and diverse educational products, services, and digital platforms.

4. 2.  AFR IAAS (Investing as a Service)
 We intend to roll-out a Mobile and Platform for Investing as Service which will be a subscription fee service. We intend to provide customized technology, digitally driven investment strategies, and digital portfolio offerings to clients globally. After the launching the AFR IAAS (Investing as a Service), we would gradually increase and add to our capabilities.

4. 3. General Business Development of the Company. At AFR Inc. we have conducted extensive research in product development, product design, product marketing, and various other initiatives to ensure that the company is built on a strong foundation. Our products are in-development phase and can be rolled-out via the capital raised in this offering.
Material Events During the last 3 years include but are not limited to extensive product development, company organizational development, talent development, product-roadmap development, and many other initiatives currently in research and development phase.

4. 5. Principal Product(s) or Services or Product Markets. The product markets include but are not limited to Software, Education, and Investing as a Service. The Method of distribution and sales will be digital, online, and via applications(apps). We have publicly announced new product or services via our website for only information purposes and future potential customer information sign up capabilities. We intend to utilize the proceeds from this offering to develop, launch, market, and sell our products.

4. 6. Status of Products and Services. The Company believes that digital technology related companies require different resources, talent, and development. At the time of this filing, we are currently in the very early stages of digital technology product development phase. Product development, marketing, and sales would require the substantial investment which will come from the proceeds of this offering.

4. 7. Product Research and Development Previous Expenses. The Company has been bootstrapped and all material research and development have been contributed to the company. We have had nominal expenses for website development. We have no Research and Development expenses nor an established dollar amount to be allocated for such activities to date. We have not spent or allocated capital to expenses related to development of new products or services.

4. 8. Company Plans. We intend to roll-out various products, services, platforms, and applications (apps) in the future. We have developed various execution plans to address future clients? needs and enter various markets detailed herein.

4. 9.  Employee Related Information

4. 9.  1. Number of Full-Time Employees: 	__0_The Company
currently has no paid
full-time employees.
After the Initial Public
Offering Capital raise,
we intend to hire 3
(three) or more paid
employees.
4. 9.  2.Total Number of Persons Employed. 	__0_

4. 10. Company History. AFR Inc. is a new entity and has no material assets and no legacy costs. After this offering, the company may increase its expense base to achieve revenue objectives.

4. 11. Distinctive Operational Characteristics. Our operations are distributed. We utilize technology and provide customers with omni-channel distribution formats. Our operations consist of management oversight capabilities, software development, marketing, sales, and technology management functions.

8. 12. Dependence on Customers . Currently we have no customers. Our future business will be dependent on various corporate, retail, and institutional clients.

4. 13. Dependence on Suppliers. AFR Inc. relies on technology providers, internet service providers, payment providers, the apple technology ecosystem, technology talent, investors, financing partners, government approval and oversight. We create our own intellectual property.

4. 14. Competitive Industry and Business Conditions. We compete in competitive industries that have many competitors, shifting market shares, high cyclicality of the industry, and decreasing margins. The Company does not currently anticipate adverse future business inputs, conditions, or shortages due to the nature of our business. Should we not be able to execute, our financial performance may be adversely impacted.

4. 14. 1. Issuers Competitive Position in the Industry. We are a new company entering the education and investing as a service market. We are not a competitor within our industry since we have no customers, require capital to grow, and need to execute within our target markets.

4. 14. 2. Methods of competition. We compete in the digital, online, virtual technology industry. We intend to provide websites, products, services, platforms, applications, and various other methods of competition.

4. 15. Revenue Segments. We currently have no revenue, please see our projected financial statements for future revenue segment information.

4. 16.  Material Corporate Actions.

8. 16. 1. Bankruptcy or Receivership. We have not filed for either Bankruptcy or Receivership.

4. 16. 2. Merger. The Company has not consummated any Mergers.

4. 16. 3. Consolidation or Reorganization. The Company has not had any consolidation, reorganization, or related activities.

4. 16. 4. Purchase. The Company has not Purchased or acquired any companies or assets.

4. 16. 5. Sale of Assets. The Company has not divested or sold any assets or subsidiaries.

4. 16. 6. Legal Proceedings. As of February 22, 2021, The
Company has had no legal proceedings material adverse effect on to the Company?s business, financial condition, or operating results. Further, to the company?s knowledge, no such proceedings have been threatened against the company.

4. 17.  Past /Pending /Or Anticipated Stock or Capital Structure
Related Disclosures
4. 17. 1. Past /Pending /Or Anticipated Stock Split:
			N/A
4. 17. 2. Past /Pending /Or Anticipated Stock Dividend:
			N/A
4. 17. 3. Past /Pending /Or Anticipated Recapitalization:
			N/A
4. 17. 4. Any Default of the terms of any note:
		N/A
4. 17. 5. Any Change of Control:
	N/A
4. 17. 6. Any increase of 10 % or more Of the same class of
Outstanding Equity Securities: 	N/A

8. 18. Offering and Securities Related.
4. 18. 1. Any Delisting of the Issuers? Securities by Any
securities exchange 	__NO__
4. 18. 2. Any Current Past or Pending Trading Suspensions
	__NO__
by Securities and Exchange Commission (SEC) and Exchanges or
regulators.
4. 18. 3. Development Stage Emerging Company	__We are a
Development Stage
operating but
without substantial
resources.
8. 18. 4. Not a Shell Company Attestation: 			__Not
currently a Shell company.

8. 19. Estimate Amount Spent Each Year for last 2 fiscal years.
4. 19. 1. Research Expenses / Activities:
	__$__10,000______________
4. 19. 2. Development Expenses / Activities
	__$__10,000______________

8. 20. Intellectual Property
4. 20. 1. Business Trade Secrets:
	__YES/ Confidential__
4. 20. 2. Patents: 								__ NO
Patents__
4. 20. 3. Trademarks: 							__ 1
Trademark Logo__

8. 21. Property & Facilities 	__ We have no
assets, properties,
or facilities.
4. 22. Corporate Accounts
4. 22.1. Business Checking Account 	__J.P. Morgan Chase
Checking_
4. 22.2. Securities Brokerage Account 	__NO

4. 23. Related Party Transactions Disclosure. 	At the time of
this offering,
there are no
related party
transactions
At the time of this
offering, there are
no material
relationships
between us and our
current directors,
executive officers,
and stockholders
beneficially owning
more than 5% of our
outstanding shares
of common stock
other than the
transactions and
relationships
described herein.
There are no Loans
from Directors,
Officers,
Stockholders and
Affiliated Parties.

4. 24. Material Interest (Direct or Indirect). 	The company
has no direct and
indirect material
interest in any
financial
transactions,
arrangements,
relationships
including
indebtedness,
guarantee of
indebtedness,
transactions,
arrangements.

















5. Principal Shareholders, Certain Securityholders, and Security Ownership of Management.
The following table shows the beneficial ownership of our Common Stock as of the date of this Offering Circular held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of any class of our shares; (ii) each director;
(iii) each executive officer; and (iv) all directors and executive officers as a group.
As of _ February 22, 2021, there were _75,000,000___ shares of our Common Stock issued and outstanding, and as at the date of this Offering Circular a total of __85,000,000 or 90,000,000__shares of our Common Stock will be outstanding. Beneficial ownership is determined in accordance with the rules of the Commission, and generally includes voting power and/or investment power with respect to the securities held. The percentages below are based on fully diluted shares of our Common Stock as of the date of this Offering Circular. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares owned by them and set forth opposite the stockholder?s name, except as noted. The address of each stockholder is available from the Company.
Security Ownership of Management & Certain Securityholders
Table: The following table sets forth information regarding the beneficial ownership of our common stock as of February 22, 2021, by:
Title of
Securities
Beneficial Owner &
Address & Title(s)
Number of
Shares
Percentage of
beneficial
ownership
Common
Equity
Kamran Heydari
(Shareholder & Director
? Affiliated)
74,000,000
Shares
74 %
Common
Equity
Shaun Gold (Shareholder
& Director ?
Affiliated)
1,000,000
Shares
1%
Common
Equity
(New
Investor)
(2)



Notes:
(1) The address given in this column may be a business, mailing, or residential address.
(2) IF applicable, any other securityholder who beneficially owns more than 10% of any class of the issuer?s voting securities as such beneficial ownership would be calculated if the issuer were subject to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934.
















6. Selling Securityholders
This Offering Circular relates to the resale of up to _1,500,000_shares of our common stock by the Selling Shareholders. The Selling Shareholders, as applicable, shall have the sole and absolute discretion to sell some, all or none of its shares in this Offering and not to accept any purchase offer or make any sale of shares if it deems the purchase price to be unsatisfactory at any particular time on any stock exchange, market or trading facility on which the shares are traded or in private market transactions under this Offering Circular. The Selling Shareholders may also sell the shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Currently there are no definitive agreements, arrangements, or understandings with the Selling Stockholder regarding the sale of any of the shares. As used in this Offering Circular , the term ?Selling Stockholder? includes Shareholders or Affiliated owners that are interested in selling shares. The following table sets forth information regarding the name of the selling security-holders at the time of the offering, the number of common stock shares beneficially owned by them prior to this offering, the number of selling security-holder shares being offered pursuant to this offering circular and the number of shares and percentage of outstanding shares of common stock to be beneficially owned by them after this offering, assuming that all of the selling security-holder shares are sold in the offering. This Offering Circular relates to shares of our Common Stock that may be offered and sold from time to time by the Selling Stockholders. We will receive no proceeds from the sale of shares of Common Stock sold by the Selling Stockholder in this offering. The proceeds from the sales will belong to the Selling Stockholder. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Shareholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal or both, which compensation as to a particular broker-dealer might be in excess of customary commissions. It is possible that the Selling Shareholders will attempt to sell shares of common stock in block transactions to market makers or other purchasers at a price per share which may be below the then existing market price. The Selling Shareholders, alternatively, may sell all or any part of the shares offered in this Offering Circular through an underwriter. The Selling Shareholders have not entered into any agreement with a prospective underwriter and there is no assurance that any such agreement will be entered into. The Selling Shareholders may pledge its shares to its brokers under the margin provisions of customer agreements. If any of the Selling Shareholders default on a margin loan, the broker may, from time to time, offer and sell the pledged shares. The Selling Shareholders will be offering such shares for its own account. We do not know for certain how or when the Selling Shareholders will choose to sell its shares of common stock. However, it can sell such shares at any time or through any manner set forth in this plan of distribution. The following table is prepared based on information supplied to us by the Selling Stockholder and reflects holdings as of _ February 22, 2021.
Name
Numbe
r of
Share
s
Curre
ntly
Outst
andin
g
Percent
of
Outstan
ding
Shares
Prior
to
Offerin
g
Maximum
Number of
Shares
of Common
Stock
to be
Offered
Pursuant to
this
Offering
Circular (2)
Numbe
r of
Share
s
Outst
andin
g
After
Offer
ing
Percent
(%) of
Shares
Outstandi
ng
After
Offering
Common
Stock





SECURITY
OWNERSHIP
OF
MANAGEMENT
& CERTAIN
SECURITYHO
LDERS
75,00
0,000
75.00%
1,500,000(1)
73,50
0,000
73.05 %
Kamran
Heydari
74,00
0,000
74.00%
1,000,000
73,00
0,000
73.00%
Shaun Gold
1,000
,000
1.00%
500,000
500,0
00
0.05%
New
Purchasers
10,00
0,000
10.00%
10,000,000
10,00
0,000
10.00 %
Total
75,00
0,000
75.00%
16,500,000
85,00
0,000
85.00 %
Notes: (1) Securities Offered for the account of Securityholders. This relates to the possible resale from time to time by the Selling Stockholder of any or all of the shares of Common Stock that have been or may be issued by the company to purchasers. (2) The number of shares in the column ?Maximum Number of Shares of Common Stock to be Offered Pursuant to this Offering Circular ? represents all of the shares of Common Stock that the Selling Stockholder may offer under this Offering Circular. (3) The Company will not receive any of the proceeds from the sale of the securities owned by the Selling Stockholder.

Shares Eligible for Future Sale. We cannot predict the effect, if any, that market sales of shares of our Common Stock or the availability of shares of our Common Stock for sale will have on the market price of our Common Stock prevailing from time to time. Future sales of our Common Stock in the public market, or the availability of such shares for sale in the public market, could adversely affect market prices prevailing from time to time. In addition, sales of our Common Stock in the public market after the restrictions lapse as described below, or the perception that those sales may occur, could cause the prevailing market price to decrease or to be lower than it might be in the absence of those sales or perceptions.

Rule 144, Seasoning, and Holding Requirements. In general, under Rule 144 as currently in effect, a person (or persons whose shares are required to be aggregated), including a person who may be deemed an ?affiliate? of the company, who has beneficially owned restricted securities for at least six months may sell, within any three-month period. Sales of shares held by our affiliates that are not ?restricted? are subject to Regulation A Plus Tier 2 Seasoning and holding requirements. A person who is not deemed to have been an affiliate of our company at any time during the 90 days preceding a sale by such person, and who has beneficially owned the restricted shares for at least one year, is entitled to sell such shares under Rule 144 without regard to any of the restrictions described above. We cannot estimate the number of shares of our Common Stock that our existing stockholders will elect to sell under Rule 144.




































7. Plan of Distribution

We are offering up to 15,000,000 Shares of our common stock at a price of $5.00 Per Share to be sold by the company. The Company also reserves the right to change the price per share from $5.00 to a lesser amount as the company, in its sole discretion, deems appropriate. In that event, the aggregate number of shares offered may be increased. The Company intends to make any distribution through an underwriter or via digital offerings. No Compensation will be paid with respect to those sales, except for reimbursement of expenses actually incurred on behalf of the company in connection with such activities. Since this offering is conducted as a direct participation offering, there can be no assurance that any of the shares will sold. The Company reserves the right to accept Stock Purchase Agreements for lesser amounts. There is currently no market for any of our shares and no assurances are given that a public market for such securities will develop after the closing of this Offering or be sustained if developed. While we plan following the closing of this Offering to take affirmative steps to request or encourage one or more broker/dealers to act as a market maker for our securities, no such efforts have yet been undertaken and no assurances are given that any such efforts will prove successful. As such, purchasers may not be able to readily dispose of any shares purchased hereby. The proposed plan of distribution includes but not limited to the selling efforts of underwriters, brokers, dealers, and any other capital market distribution participants prior to the effective date of our registration statement. The following may include Description of Plan of Distribution, Terms of Agreements, Terms of understandings, and engagements entered into with Capital market distribution participants.

7. 1. Underwriter?s Compensation. Provide a table that sets out the nature of the compensation and amount of fees, commissions, discount, and expenses to be paid to the underwriter for each security and in total. Additionally who will pay compensation and amount of fees, commissions, discount, and expenses.

Price to
public
Selling Agents
and
Underwriting
Discounts and
Commissions (1)
Proceeds to
issuer AFR Inc.
(2)
Proceeds to
Selling
Stockholders
and other
Persons (3)
Per Share
$5.00
$ 0.85 (TBA)
$ 1.00 (TBA)
$ 1.00 (TBA)
Total
$3,800,000
$ 47,500,000.00
(4)
$7,500,000.00

7. 2. State the Amount and Cost Offered through Participants.
	1. Volume
Limitations on
Securities Sales
      2. Parties to the
Agreement
3. Conditions Under
Which the Agreement
may be Terminated

7. 3. Stock is Registered to be offered only for cash. 	No
Assets or exchanges
will be made.

7. 4. Offerings on Exchange. We intend to have our Class A common stock listed on the OTCQB under the symbol (AFR INC.__TICKER SYMBOL). We currently meet the financial listing requirements for the OTCQB. Giving effect to the sale of all of the Shares, we expect we will meet the financial listing requirements for the OTCQB. No closing will be conducted unless we have been approved for listing on the OTCQB (in either case, ?OTC MARKETS INC.?).

7. 5. Underwriters
7. 5. 1. Name(s) of Principal Underwriters.
	________TBA________
(Note: Selling Group
Guidance; Disclosure may
be limited to those
underwriters who are in
privity of contract with
the issuer with respect
to the offering.) It is
necessary to disclose
each Member of a selling
group. Disclosure may be
limited to those
underwriters who are in
privity of contract with
the Issuer with respect
to the offering.)
7. 5. 2. Amount(s) Underwritten.
	________TBA________

7. 5. 3. Underwriter having a material relationship to the
issuer.	________TBA________

7. 5. 4. If Underwriter Existing Nature of the relationship.
	________TBA________

7. 5. 5. State briefly the nature of the Underwriters?
	________TBA________
obligation to take the securities. 	(Note: Underwriter?s
obligations - (All that
is required as to the
nature of the
underwriters' obligation
is whether the
underwriters are or will
be committed to take and
to pay for all of the
securities if any are
taken, or whether it is
merely an agency or the
type of best-efforts
arrangement under which
the underwriters are
required to take and to
pay for only such
securities as they may
sell to the public.
Conditions precedent to
the underwriters' taking
the securities,
including market outs,
need not be described
except in the case of an
agency or best-efforts
arrangement.)
7. 5. 6. Discounts and Commissions allowed or paid to dealers.
	________TBA________
(Note: Briefly include
all cash, securities,
contracts, or other
consideration to be
received by any dealer
in connection with the
sale of the securities.)
Note: Underwriting
Commissions Includes all
Best Efforts
Underwritings, Cash,
Securities, Contracts,
or anything paid to be
set a-side disposed of ,
or understandings with
or for the benefit of
any other persons in
which any underwriting
interested, made in
connection with the Sale
of such security.
Before the Commencement
of Sales Pursuant to REG
A, the issuer must
inform the SEC whether
or not the amount of
compensation to be
allowed or paid to the
underwriters as
described in the
offering statement has
been cleared with FINRA.
If the Securities are
not to be offered for
Cash, state the basis
upon which the offering
is to be made.)
7. 5. 7. Underwriters, Brokers, or Dealers utilized by
	________TBA________
Selling Shareholders Disclosure.		(Note: Disclose if
Underwriters, Brokers or
Dealers are selling or
distributing Selling
Shareholder Shares.)
We will pay all of the
expenses of the offering
(other than the selling
agents? discounts and
commissions of 4%
payable with respect to
the Selling Stockholder
Shares sold in the
offering), but the
company will not receive
any of the proceeds from
the sale of Selling
Stockholder Shares in
the offering.
To the extent 1,500,000
or more of the Offering
Shares are sold in the
offering, all the
Selling Stockholder
Shares will be sold in
the offering.
The Company will not
receive any of the
proceeds from the sale
of the Selling
Stockholder Shares in
the offering. Our
President, officers,
directors or affiliates
is selling securities in
this offering.
Broker-dealers may agree
with the Selling
Shareholders to sell a
specified number of such
shares at a stipulated
price per share.
7. 5. 8. Finder?s Fee Disclosure
	________TBA________
(Note: Any finders fees
similar fees disclosure
on the COVER Page with
Ref  to a more complete
description / discussion
in The Offering Circular
      1. Identify the Finder
      2. Its Exec Officers
      3. Directors
      4. Promoters
5. Principal
Stockholders including
any affiliates). The
company may pay certain
finder?s fees in the
form of cash to
independent agents who
locate purchasers for
this offering in the
amount as much as Seven
(7%).
7. 6. Distribution Arrangements  	________TBA________
Limit or restrict the
sale of other securities
of the same class as
those to be offered for
the period of
distribution.

7. 6. 1. Commissions Withheld
	________TBA________

7. 6. 2. Distribution of Participation
	________TBA________
Otherwise to hold each
underwriter or dealer
responsible for the
distribution of its
participation.
7. 6. 3. Sales Confirmation Responsibilities	________TBA________
Identify any underwriter
that intends to confirm
sales to any accounts
over which it exercises
discretionary authority
and include an estimate
of the number of
securities so intended
to be confirmed.

7. 6.4. Discount and Commissions	________TBA________ Paid
to dealers Including all
Cash, Securities,
Contracts, or other
consideration to be
received by Any dealer
in the connection with
the sale of securities.

7. 7. Underwriter?s Representative on Board of Directors. 	No
Underwriters are
associated or have
control with respect to
the Board of Directors
of AFR Inc.

7. 8. New Underwriters
	____TBA________

7. 9. Indemnification of Underwriters. 				_YES OR
NO
(Note: If Underwriting
agreement provides for
indemnification by the
registrant of the
underwriters or their
controlling persons
against any liability
arising under the
Securities Act. In the
event such
indemnification terms
and provisions are
entered into, we will
update accordingly.

7. 10. Stabilization and Stabilizing Agent 	Stabilizing Agent.
the market for any
________TBA__of the
securities to be
offered. Currently No
Underwriter has
indicated that they
intend to stabilize,
maintain, or otherwise
affect the market price
of the offered
securities. We intend to
disclose the nature and
details related to
stabilization
activities.

7. 11. CRD Number of any broker or dealer listed:
	________TBA____
























8. Dilution

Purchasers participating in this offering may incur immediate or future substantial dilution. If you invest in the Common Stock, your ownership interest will be diluted to the extent of the difference between the offering price per share and the net tangible book value per share immediately after completion of this Offering. Net tangible book value per share represents total tangible assets less total liabilities, divided by the number of shares outstanding. As of February 22, 2021 the net tangible book value of our Shares was approximately $0, or approximately $0 per shares based upon 75,000,000 Shares outstanding.
Material Disparity between Public Offering Price and The Effective Cash Costs to Affiliated Persons in transactions during the past year.

Name
Sales
Price or
Average
effective
cash
contributio
ns of
such
persons.
Date
Purchase
Amount
/ Amount
of
Stock
Purchased
Public
Offering
Per Share
Price
0
Kamran
Heydari
$.000001
March 4,
2019
$74.00
/74,000,00
0 (Shares)
$ 5.00


Shaun
Gold
$.0001
June 15,
2020
$100.00
/1,000,000
(Shares)
$ 5.00
































9. Use of Proceeds

Use of Proceeds to Issuer. The following table sets forth the use of the proceeds from this offering.

Use of Proceeds

Amount
Total Proceeds

$50,000,000
Total Expenses

$(5,307,831.00)
Selling Stockholders



$(7,500,000)
= (1,500,000 Shares $ TBA X
$1 Share Price
Underwriters Fee (8 %
Underwriting Fee)

$ 4,000,000
Estimated Total Net Proceeds
to Issuer

$33,192,169

Assuming the sale of all the Securities offered hereunder or the maximum offering amount is sold, the company estimates that the net proceeds of this Offering are estimated to be approximately $33,192,169 after compensating Underwriters and before paying expenses. The Net Proceeds or remaining amount of this offering shall be utilized for corporate purposes, company purposes, and growth-related purposes. The order of priority of the use of proceeds is as follows. (Note: The proceeds to the Company may not be sufficient to provide all of the funds required by the Company to achieve profitable operations. The amounts and timing of our actual expenditures will depend on numerous factors, including the status of our product sales and marketing efforts, the amount of proceeds received from this offering, and the amount of cash generated from our future business units, initiatives, and partnerships. Consequently, additional financing may be required during such period. We are using projections and cannot estimate the precise amounts to be utilized for each purpose set forth in this offering circular. Please see the ?Risk Factors? section of this offering. Additionally, the company will have flexibility in allocating the net proceeds of this offering. Principal Purposes and approximate amounts intended to be used for each purpose are outlined in our projected financial statements included in exhibits attached within this offering. The Use of Proceeds may be allocated but not limited to the following; Initial Public Offering Expenses , OTCQB Listing Fees, Transfer Agent, Corporate and Legal Expenses, Director Salaries and Corporate Governance Expenses, Designated Marker Maker (DMM) Expenses, Securities Related Expenses, Investment Banking Expenses, Annual Salaries and Expenses, Office and Real Estate Related Expenses, Technology Expenses, Travel, Travel Related, and Entertainment Expenses, Marketing Expenses, Business Unit Investments, AFR Digital Platforms App, Platform, and Unit development expenses, Operational Capital, and various other sales, general, and administrative expenses. The issuer may reserve the right to change the use of proceeds in accordance with our strategic plans or if all the Shares that are not sold in this offering.

















10. Issuers Financial Summary and Condition (Tier 2 Offerings.)

10. 1. Issuers Changes in Financial Condition.
	X_____(0). No
changes in
financial
condition.

Inasmuch as the Company was newly incorporated, it cannot report any changes in financial condition and results of operations for the past two fiscal years. Issuers shall disclose financial Statement Line items to provide purchasers with an understanding of the issuer?s Business as a whole. We have provided in the attached appendix the Inception Audit, Financial Statements, and projected pro-forma financial estimates.
10. 1. 1. Issuers Interim Financial Statements Period 	X___(0)
No Interim Changes.
When interim period
Fin statements Are
Included-Discuss
any material
Changes in Fin
Condition From End
of the PRECEDING
Fiscal Year to the
date of the most
recent Interim
balance sheet
provided.)
10. 1. 2. Causes of Material Changes from Year to Year	X___(0)
No Year to Year
Changes. (Discuss
any material
changes in the
issues results of
operations with
respect to the most
recent Fiscal year
to date period for
which an income
statement is
provided and the
corresponding year-
to-date period of
the preceding
fiscal year.)
10. 1. 3. Causes of Material Changes from Period to Period.
	X___(0) No
Period to Period
Changes. (Issuers
need not recite the
amounts of changes
from Year to year
which are readily
computable from the
financial
statements. Issuers
may repeat
numerical data
Contained in the
Consolidated fin
statements in
summary form in
this Section)
10. 2. Issuers Operating Results (Results of Operations).
	X___(0) No
changes in
financial
condition. Inasmuch
as the Company was
newly incorporated,
it cannot report
any changes in
financial condition
and results of
operations for the
past two fiscal
years.
10..2. 1. Issuers Operating Results for Each Year.
	X___(0)
10. 2. 2. Issuers Segment or Business Unit Revenue Information.
	X___(0)
10. 2. 3. Please Provide Disclose Material Changes in
	X___(0)
Net Sales or Net Revenues.

10. 3. Issuer -Developments and Discussion.
	X___(0)
10. 3. 1. Issuer -Unusual Events. 					X___(0)
10. 3. 2. Infrequent Events. 						X___(0)
10. 3. 3. Infrequent Transactions.          	X___(0) (The
Discussion and
Analysis Section
focuses on material
events disclosure
and  uncertainties
known to the
company.)
10. 3. 4. New Developments.	X___(0) (Material
Issuer Income
Impacts and
indicating which
Income is so
affected.)
10. 4. Significant Component of Revenues Description.
	X___(0)
10.  5. Significant Component of Expenses Description.
	X___(0)
10.  6. Financial Impact(s) Discussion.
	X___(0)
10.  6. 1. Financial Impact Descriptions.
	X___(0)
10.  6. 2. Financial Impact Amounts.
	X___(0)
10.  6. 3. Matters that would have an impact.
	X___(0)
10.  6. 4. Future operations that have not had an impact in the
past. 	X___(0)
10.  6. 5. Material Reported Operations (1-time material
impacts) 	X___(0)
(Impacts on
Reported Operations
that are not
expected to have an
Impact upon future
operations.
Material Issuer
Income Impacts and
in each case
indicating which
Income is so
affected. Explain
Material Events
that may cause
Reported Financial
Information to not
to be necessarily
Indicative of
future operating
results and impact
the company?s
financial
condition.)
10.  7.  Changes Attributable to the following.
10. 7.  1. To changes in Prices.
	X___(0)
10. 7.  2. To changes in Volume. 					X___(0)
10. 7.  3. To change of Amount of products / services being
sold. 		X___(0)
10. 7.  4. Introduction of new products or services being sold.
	X___(0) (A
narrative
description and
discussion is
permitted).
10.  8.  Liquidity / Capital Resources.
10.  8.  1. The Issuers Liquidity.
	X___(0)
10.  8.  2. Short Term Liquidity. 					X___(0)
10.  8.  3. Long -Term Liquidity. 					X___(0)
10.  8.  4. Including a description internal sources of
Liquidity. 		X___(0)
10.  8.  5. Evaluation of internal sources of Liquidity.
	X___(0)
10.  8.  6. Unused Sources of Liquidity.
	X___(0)
10.  8.  7. Material Liquidity Deficiency Disclosure	X___(0)
(Currently the
Company has zero
liquidity, no
liabilities
currently or
pending. Our
Capital raise is
one action path
that we intend to
utilize to
strengthen our
balance sheet and
invest in the
business.
10.  9.  Capital Commitments for Capital Expenditures.
10.  9.  1. Capital Commitments for Capital
	X___(0)
Expenditures as of the end Of the latest Fiscal Year.
	X___(0)
10.  9.  2. And any subsequent Interim period.
	X___(0)
10.  9.  3. An indication of the general-purpose
	X___(0)
Of such Commitments.
10.  9.  4. The Anticipated sources of Funds needed
X___(0)
to fulfill Such commitments.

10.  9.  5. No off-balance sheet arrangements. 	X___(0) The
Company has no off-
balance sheet
arrangements that
have or are
reasonably likely
to have a current
or future effect on
its financial
condition, changes
in financial
condition, revenues
or expenses,
results of
operations,
liquidity, capital
expenditures or
capital resources
that is material to
purchasers.

10.  10. 1.  Plan of Operation. 	The Company does
not have any
Previous Revenue
from Operations.
The Company should be able to satisfy its cash requirements indefinitely if this offering is fully subscribed. Management believes that with a total amount of $50,000,000, obtained either through this Offering or a combination of private stock offerings and results of operations, the Company will be able to satisfy its cash flow requirements for at least the next 12-18 months. If the Offering is not fully subscribed, some operations may need to be scaled back, delayed, or even curtailed. The Company believes that the offering if successful will satisfy its existing cash requirements. The Company may want to raise additional capital or funds to facilitate further growth and synergies. With respect to prospects for the future, that is entirely dependent upon the success of this Offering. If this Offering is fully subscribed the Company believes it can deploy its business plan as set forth herein within the next twelve calendar months, although there can be no assurance that unforeseen events might not interrupt this schedule. However, should this Offering not be fully subscribed, we may not have sufficient internal and external sources of liquidity with which to implement our business plan and thereon may be forced to delay, cut back or curtail some or all of our planned operations. In addition, the Company intends to devote a significant portion of the proceeds of this offering to Initial Public Offering, Audit, Accounting, OTCQB, Transfer Agent, Corporate and Legal Expenses, Director Salaries and Corporate Governance, Designated Marker Maker, Securities related, Investment Banking, Salaries or Payroll, Office and Real Estate related, Technology, Travel, Travel Related, and Entertainment, Marketing, Business Unit, Operational, Contingency, administrative expenses. The Company intends to add employees and lease additional office space as business results and the success of this Offering warrant.

10.  10.  2. Plan of Operation For the 12 Months following the
	The Company
intends to roll-out
commencement of this proposed offering. 	various products,
services,
platforms, and
apps.

10.  10.  3. The Plan of Operations Recent Trend Information
10.  10.  3. 1. Trends in Production.
	X____(0)______
10.  10.  3. 2. State of the Order Book.
	X____(0)______
10.  10.  3. 3. Costs.
	X____(0)______
10.  10.  3. 4.Selling Prices Since --The Latest Financial Year.
		X____(0)______

10.  11.  Management?s Discussion, Analysis & Results of
Operations.  	The following management's discussion and
analysis ("MD&A") should be read in conjunction with financial statements of _AFR INC._ for the period from inception to__
February 22, 2021, and the notes thereto. Additional information relating to__ is available at www.AFRFIN.com/IR.


10. 11. 1. Safe Harbor for Forward-Looking Statements. Certain statements included in this MD&A constitute forward-looking statements, including those identified by the expressions anticipate, believe, plan, estimate, expect, intend, and similar expressions to the extent they relate to AFR Inc. Or its management. These forward-looking statements are not facts, promises, or guarantees; rather, they reflect current expectations regarding future results or events. These forward-looking statements are subject to risks and uncertainties that could cause actual results, activities, performance, or events to differ materially from current expectations. These include risks related to revenue growth, operating results, industry, products, and litigation, as well as the matters discussed in _AFR Inc.?s MD&A under Risk Factors. Readers should not place undue reliance on any such forward-looking statements. AFR Inc._ disclaims any obligation to publicly update or to revise any such statements to reflect any change in the Company?s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes included in this report.

10.  11.  2. Summary of Results. 	The following table
summarizes the results of our operations for the period ended _
February 22, 2021_ .
__ February 22, 2021______

10.  11.  3. Statement of Operations
 REVENUE

$
0.00






OPERATING EXPENSES


 $0.00

Selling and Marketing Expenses


 $0.00

Product Development


 $0.00

General and Administrative Expenses


 $0.00

Total Operating Expenses


 $0.00

Net Loss


 $0.00

Basic and diluted weighted average common shares outstanding


 $0.00

Basic and diluted loss Per Share


 $0.00


For the years ended _ February 22, 2021_______.
10.  11.  4. Revenues.  	X____(0)______The
Company is a pre-
revenue development
stage company. No
revenues since the
AFR Inc?s inception
through February
22, 2021.
10.  11.  5. Cost of Goods Sold. 	X____(0)______The
Company remains in
developmental stage
and, in conjunction
with not having any
operational
revenue, it has
incurred no Cost of
Goods and Services
Sold.
10.  11.  6. General and Administrative Expenses.
	X____(0)______
General and
administrative
expenses for the
period ended _
February 22, 2021
were $0. General
and administrative
expenses for the
period ended __were
$0.
10.  11.  7. Selling and Marketing Expenses.
	X____(0)____Se
lling and marketing
expenses for the
period ended __
February 22, 2021_
were $0. Selling
and marketing
expenses for the
period ended ___
were $0.

10.  11. 8. Net Loss. 	X____(0)__For the
foregoing reasons,
our net loss was $0
for the period
ended _ February
22, 2021.

10. 11. 9. Liquidity, Capital Resources and Plan of Operations. Going Concern. X____(0)______
Our financial statements appearing elsewhere in this Offering Circular have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's ability to continue as a going concern is contingent upon its ability to raise additional capital as required. For the period ended February 22, 2021, the Company incurred net losses of $754,489. Initially, we intend to finance our operations through equity and debt financings. As at February 22, 2021, our cash and cash equivalents (immediately marketable securities) was $0. Unless we receive additional private financing or we receive a minimum of____50,000,000______ from the proceeds of this Offering, we will not be able to conduct our planned operations. We estimate that if we receive a minimum of $__50,000,000__ from the proceeds of the sales to purchasers, our existing capital resources will permit us to conduct our planned operations for only approximately _12-18 Months following the date of this Offering Circular. Accordingly, our business plan is dependent on our raising sufficient proceeds from the sale of shares of Common Stock to purchasers. In addition, we may have to raise additional interim capital from other capital sources. There can be no assurance that such needed capital will be available or even if available that it will not be extremely dilutive to the Company?s shareholders. The Company?s ability to continue as a going concern will be severely and negatively impacted if we do not raise capital. These financial statements do not include any adjustments relating to the earnings possibility or probability and that may not result from unexpected uncertainty.

10. 11. 10. Financings and Securities Offerings. For the period ended February 22, 2021, we received a total of $0 in cash provided from financing activities. For the period ended _ February 22, 2021__, we received a total of $0 in cash provided from financing activities. Since inception, our principal sources of operating funds have been proceeds from equity financing including the sale of our Common Stock to initial purchasers known to management and principal shareholders of the Company. We do not expect that our current cash on hand will fund our existing operations. We will need to raise additional capital in order execute our business plan and growth goals for at least the next twelve-month period thereafter. If the Company is unable to raise sufficient additional funds, it will have to execute a slower than planned growth path, reduce overhead and scale back its business plan until sufficient additional capital is raised to support further operational expansion and growth. There can be no assurance that such a plan will be successful.

10.  11. 11. Contractual Obligations, Commitments and
Contingencies.
	X____(0)______
As of the date of
this Offering
Circular.
10.  11.  12. Off-Balance Sheet Arrangements.
	X____(0)______
We did not have
during the periods
presented, and we
do not currently
have, any off-
balance sheet
arrangements.
10.  11.  13. Contingencies.
Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company's management, in consultation with its legal counsel as appropriate, assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company, in consultation with legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims, as well as the perceived merits of the amount of relief sought or expected to be sought therein. If the assessment of a contingency indicates it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates a potentially material loss contingency is not probable, but is reasonably possible, or is probable, but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

10.  12.  Current Financial Year Discussion.
10.  12.  1. Any Known Trends.
	X____(0)______
10.  12.  2. Uncertainties.
	X____(0)______
10.  12.  3. Demands.
	X____(0)______
10.  12.  4. Commitments.
	X____(0)______

10.  13.  Material Events and Impacts. 	(Note: Include
Events that
are -
reasonably
likely to have
a material
effect on the
following;)
10.  13.  1. Material Events and Impacts to Net Sales or
Revenues. 		X____(0)______
10.  13.  2. Material Events and Impacts to Income from
continuing operations. 	X____(0)______
10.  13.  3. Material Events and Impacts to Profitability.
		X____(0)______
10.  13.  4. Material Events and Impacts to Liquidity.
		X____(0)______
10.  13.  5. Material Events and Impacts to Capital Resources.
		X____(0)______
10.  13.  6. Material Events and Impacts that would cause
	X____(0)______
reported financial information to be Indicative of Future operating results or Financial Condition.
10.  14.  Auditor
10.  14.  1. Auditor Name.
	Berkower LLC.
10.  14.  2. Auditors PCAOB Auditors Report. 	Company
Accounting
Audit and
Report shall
be conducted
in accordance
with Public
Company
Accounting
Oversight
Board (PCAOB)
Company
Accounting
Report
Standards.
Interim
financial
statements may
be unaudited.
10.  14.  3. Auditor Qualification of the Independent
	X____(See Exhibits)
Accountant shall comply with the Requirements of

Article 2  Of Regulation S-X.
Financial Information Section & Summary Financial Data 	(F-
1-)
10.  15.  Balance Sheet Information
10.  15.  1. Cash / Cash Equivalents.
	X____(0)______
10.  15.  2. Investment Securities.
	X____(0)______
10.  15.  3. Accounts & Notes Payable.
	X____(0)______
10.  15.  4. Property, Plant and Equipment (PP&E.
	X____(0)______
10.  15.  5. Total Assets.
	X____(0)______
10.  15.  6. Accounts Payable and Accrued.
	X____(0)______
10.  15.  7. Long Term Debt.
	X____(0)______
10.  15.  8. Total Liabilities.
	X____(0)______
10.  15.  9. Total Stockholders? Equity.
	X____(0)______
10.  15.  10. Total Liabilities and Equity.
	X____(0)______

10.  16.  Income Statement Information
10.  16.  1. Total Revenues.
	X____(0)_
_____( To
determine
?total
revenues?  -
All company?s
selecting
? other for
their industry
groups, refer
to article 5-
03 (b)
determine
? Total
Revenues? for
all companies
selecting
?other?.)
10.  16.  2. Costs/ Expenses Applicable to Revenues.
	X____(0)______
10.  16.  3. Depreciation / Amortization.
	X____(0)______
10.  16.  4. Net Income.
	X____(0)______
10.  16.  5. Earnings per Share- Basic.
	X____(0)______
10.  16.  6. Earnings per Share- Diluted.
	X____(0)______
10.  16.  7. Stockholders? Equity

10.  17.  Long term Debt Obligations.
10.  17.  1. Notes Payable.
	X____(0)______
10.  17.  2. Bonds.
	X____(0)______
10.  17.  3. Mortgage.
	X____(0)______
10.  17.  4. Any similar Long-Term Obligations.
	X____(0)______
10.  18.  Outstanding Securities.
Name of Class (if any)    Shares Outstanding     Cusip      Name
of Trading or Quotation Venue
Common Equity 	. X____	        (75,000,000)               TBD
	OTCQB
Preferred Equity	. X____	        (0)
Debt Securities		. X____	        (0)
10. 19. Business Unit Segment Yearly Expenses and Revenue Projections Summary Projected Forecasted Revenue Reflects a post IPO use of proceeds utilization that will result in revenues figures. AFR Inc. Intends to utilize the Use of Proceeds allocations for investments and business units. The following are proposed revenue estimates and forecasts that we believe are possible. We have also included possible expenses for each unit. This is not a complete list of expenses and we reserve the right to alter expense forecasts without notifying or updating this document.

10.  19.  1. AFR Education (AFR EDU)	UOP 			Net
Profit After Taxes
          ($818,584.50)
	$632,367.60
14,500 Clients
x $10 Platform
Subscription
Fee

10.  19.  2. AFR Investing as a Service  (AFR IAAS)	UOP
	Net Profit After Taxes
          ($818,584.50)
	$632,367.60
14,500 Clients
x $10 Platform
Subscription
Fee

Annual Projected Total Expenses:
($1,637,169.00)
Annual Projected Total Financial Revenues:
	__ $1,264,735.20__
10.  20.  Audit and Disclosure of Controls and Procedures.

10. 20. 1. Financial Auditors. AFR Inc. initially is only required to provide only an inception audit.
Our audited consolidated financial statements for the periods will be filed and included in future statements and included in reliance on the reports of independent public accountants, given on this firm?s authority as experts in auditing and accounting.

10. 20. 2. Evaluation of Disclosure Controls and Procedures. The Company intends to conduct, record, process, summarize and report Evaluation of Disclosure Controls and Procedures and Report on Internal Control over Financial Reporting after conducting our offering. The Company will carry out an evaluation, under the supervision and with the participation of President and officers, of the effectiveness of our disclosure controls and procedures as defined by Regulation A Tier 2 Control Requirements. Our officers does not expect that our disclosure controls and procedures or our internal controls will prevent all error or fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Due to the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected. To address the material weaknesses, we intend to perform additional analysis and other post-closing procedures in an effort to ensure our financial statements prepared in accordance with the Regulation A Tier 2 Control Requirements. Accordingly, management believes that the financial statements included in this report fairly present in all material respects our financial condition, results of operations and cash flows for the periods presented.

10. 20. 3. Management's Report on Internal Control over Financial Reporting. Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in Rule 13a-15(f) under the Securities Exchange Act, as amended. Internal control over financial reporting is a process designed by, or under the supervision of, the Chief Executive Officer and other officers and effected by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance Regulation A Tier 2 Control Requirements. The framework our management uses to evaluate the effectiveness of our internal control over financial reporting is based on criteria established in Internal Control?Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) or any other best practices required by Regulation A Tier 2 Control Requirements. The Company intends to implement Internal Controls and Financial Reporting systems in accordance with the Regulation A Tier 2 Control Requirements.

10.  20. 4.  Change in Internal Control Over Financial
Reporting. There were no changes in our internal control over financial reporting that occurred during our last fiscal year that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

10. 20. 5. Attestation Report of the Registered Public Accounting Firm. This registration statement does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. The Auditor is currently only required to provide and inception audit in accordance with the Regulation A Tier 2 Control Requirements.











11. Board of Directors

Name
Positio
n


Age
Term of
Office(1)
Approximate
hours per
week for
part-time
employees(2)
Kamran
Heydari
Chairman &
Director
2020
March 4, 2019
NA
Shaun Gold
Director
2020
June 15, 2020

Logan
Tierney
Director
2020
June 15, 2020

Chinoso
Egwuonwu
Director
2020
June 15, 2020

Leora Emami
Director
2020
June 15, 2020


Note: (1) If person is a nominee or chosen to become a director or executive officer, we will indicate in the column or by footnote.
(2) Directors column may be left blank for directors. The entire column may be omitted if all those listed in the table work full time for the issuer.

Board Leadership. The Board oversees our business and considers the risks associated with our business strategy and decisions. The Board currently implements its risk oversight function as a whole. Each of the Board committees, when established, will also provide risk oversight in respect of its areas of concentration and reports material risks to the board for further consideration.

Director Independence. We use the definition of ?independence?
derived from Regulation A. An independent director is a person other than an officer or employee of the company or any other individual NOT having an equity ownership (affiliated stockholder) and serving on the board of directors.

Kamran Heydari. Not Independent Director Affiliated Interested Stockholder. Mr. Heydari is the visionary Founder, Executive Chairman, and Chief Executive Officer (CEO) of AFR Inc. Mr. Heydari is the driving force at AFR Inc. and a majority and controlling shareholder of the company. Mr. Heydari has been instrumental in the creation, development, and execution of AFR Inc. Mr. Heydari focuses on the strategic execution, investment, and public company management of AFR Inc. He is responsible for leading the company, overseeing management teams, achieving cutting edge research and product development initiatives, and driving profitability and growth. Prior to AFR Inc., Mr. Heydari has spent 25 years in the financial services, alternative asset management, and technology industries. Mr. Heydari has developed extensive expertise in the fields of investment management, capital markets, private equity, credit related investments, real estate, financial technology, financial data research, economic analysis, computer driven investment programs, and investor relations. Mr. Heydari holds a B.A. History, George Mason University 2001.

Shaun Gold. Not Independent Director Affiliated Interested Stockholder. Mr. Gold serves as vice president of marketing, investor relations, and client growth at AFR Inc. He is a strategic thinker with a focus on operational execution, organizational management, day to day operations, investor relations, and marketing initiatives to drive value creation. Mr. Gold works with the founder and CEO to achieve strategic objectives and to drive operational and financial growth. Prior to AFR Inc., Mr. Gold has spent fifteen years consulting and advising companies, professionals, brands, and celebrities in maximizing their objectives. Additionally, Mr. Gold has worked in the Entertainment, Media, and Event marketing industries for over fifteen years. Mr. Gold is the author of the Amazon best-selling books Better Be U and Promoter Mind, Hustler Heart. Mr. Gold is a public speaker and has guest lectured at colleges and conferences across the country. He holds a B.A. in Entrepreneurship from University of Miami 2007.



Chinoso Egwuonwu. Independent Director. Mr. Chinoso ?Eddie? Egwuonwu is the Founder, Video Producer, and Director at Mesh Media LLC. Mr. Egwuonwu is an expert creating compelling stories via multi-media and new media. Mr. Egwuonwu is also the creator of several multi-series scripted and popular culture content in development. He resides in the greater New York City Area with strong roots in NYC as well as upstate New York.

Logan Tierney. Independent Director. Ms. Tierney is an accomplished healthcare administration and media professional. Ms. Tierney is focused on providing, managing, and delivering best-in-class health program administration solutions. Currently Ms. Tierney is a Project Manager for Montefiore St. Luke?s Cornwall Hospital. Ms. Tierney holds a B.A. in Latin Studies and Anthropology from SUNY New Platz and a M.A. in Physical and Biological Anthropology from the University at Albany, SUNY.

Leora Emami. Independent Director. Ms. Leora Emami is focused on creating compelling and profitable consumer and technology experiences. She has studied across the world, including receiving a European degree at Federation For Education In Europe (FEDE) in International Marketing, American University of Sharjah Marketing Degree, Montgomery College Business Administration and Management Degree.







































12. Board of Directors Compensation

Director Compensation. Directors employed by the Company currently receive no compensation for serving on the Board of Directors, and for any other services rendered to the Company in their capacity as a Director of the Company and are only reimbursed for expenses they incur in connection with their attendance. The Company may adopt a Stock Options Plan, under which certain non-employee Directors will be entitled to receive stock options.
We reimburse our officers and directors for director expenses. We have no long-term incentive plans in place now but reserve the right to put one in place in the future. We do not compensate our directors for attendance at meetings. Director Agreements. Company has director agreements with its Board Members. The following summary compensation table reflects all compensation that shall be paid to Directors.
Summary Director Compensation Table

Name

Pos
iti
on


Year
Director
Cash
Compensat
ion
Total
($)
Kamran
Heydari
Chairman
&Director
2020
$ 50,000
$50,000
Shaun Gold
Director
2020
$ 50,000
$50,000
Chinoso
Egwuonwu
Director
2020
$ 50,000
$50,000
Logan
Tierney
Director
2020
$ 50,000
$50,000
Leora Emami
Director
2020
$ 50,000
$50,000





























13. Management Team

Management is not currently receiving compensation. Vice
Presidents are in title only. Our management would consist of the following individuals:

Name


Posit
ion


  Age
Date of First
Appointment
Kamran
Heydari



Chairman,
President,
Secretary,
Treasurer


 43
March 4, 2019
Shaun
Gold



VP of  Marketing,
Investor
Relations, and
Client
Development.


 33
June 15, 2020
Sergio
Guzman



VP of Operations


 37
June 15, 2020

1.1. Kamran Heydari: Founder, Chairman, President, Chief
Investment Officer, Chief Operating Officer

?	Mr. Heydari oversees all aspects of the company.  Mr.
Heydari is responsible for AFR Inc. segments and
subsidiaries.
?	Mr. Heydari is an entrepreneur, investor, finance expert
that has worked in the financial services and technology
industry for over 25 years.
?	B.A. History, George Mason University 2001.

1. 2. Shaun Gold: Vice President of Marketing, Investor
Relations, and Client Development

?	Mr. Gold is vice president of Marketing, Investor
Relations, and Client Development.
?	Mr. Gold has worked in the Entertainment, Media, and Event
marketing industries for over 15 years.
?	B.A. Entrepreneurship. University of Miami 2007.

1. 2. Sergio Guzman Vice President of Operations

?	Mr. Guzman is vice president of operations.
?	Mr. Guzman has worked in the real estate and consulting
industry for over 15 years.





















14. Management Compensation

The following summary compensation table reflects all compensation that shall be paid to management and executives.
Summary Compensation Table

Name

Positio
n


Yea
r
Salary
Director
Compensat
ion
Total
($)
Kamra
n
Heyda
ri
Chairman and
President
202
0
$120,00
0
$ 50,000
$170,000
Shaun
Gold
Vice President
of Marketing
202
0
$80,000
$ 50,000
$130,000
Sergi
o
Guzma
n
Vice President
of Operations
202
0
$80,000
$0
$80,000


Employment Agreements. The Company has an employment agreement with its Chief Executive Officer Kamran Heydari. Any other employee agreements will be consummated after we complete this offering.





































15. Risk Factors

15. 1. Risk Factors. PLEASE READ AND REVIEW RISKS CAREFULLY BEFORE YOU INVEST. An investment in our securities is highly speculative in aggregate and subject to numerous and substantial risks. Purchasers should not invest in the Company unless you can afford to lose your entire investment. Risks factors are set forth below. We are seeking a Publicly Traded Company status and have included any potential risks but THIS DOCUMENT IS NOT INTENDED AS AND DOES NOT CONSTITUTE AN OFFER TO SELL ANY SECURITIES TO ANY PERSON OR A SOLICITATION OF ANY PERSON OR ANY OFFER TO PURCHASE ANY SECURITIES. SUCH AN OFFER MAY BE MADE ONLY BY THE FINAL OFFERING CIRCULAR AND ONLY IN THOSE JURISDICTIONS WHERE PERMITTED BY LAW. Prospective investors should also consult with their own financial, tax, and legal advisors regarding the suitability of this investment. Before you invest, you should read the Offering Circular and the company?s registration statement and other documents in their entirety. Investing in the AFR Inc. Stock involves a high degree of risk. Investors may lose all, or substantially all, of their investment in the Company. The Company does not insure losses stemming from an investment in the securities offered herein. Investors shall bear the loss of their entire investment. Investments whether they be capital, human, investment, operating or any other investment or capital investments made by the Company and on behalf of shareholders and investors may have inherent and unforeseen risks. By making an investment in the securities of the Company, you are explicitly accepting the terms listed in corporate documents listed in this Offering Circular and Offering Circular?s Exhibits section. An investment in the Stock involves significant risks. The following section is not an all-inclusive list of Risk Factors that the Company may encounter that may adversely affect an investment in the Stock. The Company is a Regulation A+ Plus filer, issuer and registrant. The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the Risks involved in an investment in the Company. Prospective investors are urged to consult their own advisors before deciding to invest in the Company. No assurance can be made that profits may be achieved or that substantial losses may not be incurred. If the Company fails to raise the target amount of our offering, the Company may not be able to maximize on the opportunities. The Company requires the full amount of our capital raise to build the capabilities needed deliver to on our strategic goals. Full Disclosure, this company may be impacted by very high risk and you may lose all of your invested capital. All risk factors discussed herein apply to all the Company related business units and projected future entities discussed herein. You agree to read and invest at your own risk. The Company shall NOT be liable for any direct or indirect financial, investment, and other losses associated and caused by any information available in this document or any the Company?s affiliated communication formats and platforms. The Company is subject to the general Risks of the marketplace in which the Company does business. There are many forces at work in the financial industry, technology industry, and financial capital markets that the Company can NOT control. There are many risk factors with infinite possibilities and combinations of possibilities and forces at work, so it is nearly impossible to ascribe risk accurately. The Company intends to navigate and mitigate Risks as much as possible. However, the Company business is not perfection. There are endless means by which a business can become insolvent. Our business is subject to numerous risks and you should carefully consider all risks before investing. Alternatively, you can obtain information and filings from our website at www.AFRFIN.com. For more complete information about the issuer and this offering, investors may access information and documents by visiting the Securities and Exchange Commission
(SEC) website at www.sec.gov.

15. 2. Development Stage Business and Limited Operating History Risks. The Company is an emerging development stage company pre-revenue digital and financial technology platform focused company with distinct business units, future products, services, platforms, and assets. The Company does not have any operating history. The Company does not have any operating history. Currently, the Company has no sales, no revenue, no earnings, no operating assets, and no Resources to achieve our goals. Until the Company raises the necessary capital, the Company may not achieve the stated initiatives and objectives. Our company capitalization and market valuation may be over-valued or undervalued. The Company is a young and unproven Company. The Company does NOT have any financial metrics and may utilize an Inception Audit under the Regulation A+ (Plus) Initial Public Offering (IPO) Standard. The Company anticipates but cannot guarantee future Revenue Projections.
AFR Inc. is a development stage, pre-revenue, emerging business with a limited operating history and has only recently begun to implement our business plan. The likelihood of success of the Company must be considered considering the expenses, complications, and delays frequently encountered in connection with the establishment and expansion of new business and the competitive environment in which the Company may operate. The Company's long-term viability, profitability, and growth may depend upon successful commercialization of existing products, and the development and commercialization of new products relative to its business plan. As a development-stage company, the Company has little or no relevant operating history upon which an evaluation of its performance can be made. Such performance must be considered in light of the Risks, expenses and difficulties frequently encountered in establishing new products and markets. The Company is a newly formed corporation founded in 2019 and is organized as a C Corporation under the laws of the state of Florida. The Company does not have a history of operating losses nor does the Company possess a legacy cost structure. Accordingly, the Company has only a limited history upon which an evaluation of its prospects and future performance can be made. The Company proposed operations are subject to all business Risks associated with new enterprises. The likelihood of the Company success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the expansion of a business, operation in a competitive industry, and the continued development of advertising, promotions and a corresponding investor base. There is a possibility that the Company could sustain losses in the future. There can be no assurances that the Company may even operate profitably and/or achieve its investment objectives. Its success is highly dependent on a few key individuals associated with the Management. Actual Portfolio Investment results may differ from those that have been described herein. Investing has a high degree of risk and offers no guarantees of success.

15. 3. Firm Survivability Risks. Investments in small businesses and start-up companies are often risky. The Company?s business is not guaranteed to be stable nor profitable. The Company may never become profitable or generate any significant amount of revenues. The Company may not continue as a going concern if expenses are too high, or the Company?s endeavors are not successful due to internal and external risks. The Company?s management may be unable to deal with changing market conditions, disruptions, competitors, new regulations, and internal issues. Furthermore, a small business could face risks from lawsuits, governmental regulations, and other potential impediments to growth. The Company may not raise the required capital to go public, or after a history of operating losses, may not be able to remain a publicly listed company.

15. 4. Forward Looking Information, Disclosures, Disclaimer Notice. An advisory note regarding forward-looking statements, future expectations, prospective statements, and projections.
The Company cautions you not to place undue reliance on these forward-looking statements. The securities of the Company are highly speculative and investing in shares pose a significant risk. You shall read the entire offering circular before making any investment. The Company has not authorized anyone to provide you with different information. This offering circular includes forward-looking statements that are subject to numerous and unforeseeable risks, uncertainties and assumptions described herein. All statements other than statements of historical facts contained in this Offering Circular , including statements regarding our future financial position, business strategy, plans, and objectives of management for future operations are forward-looking statements. The Company has based forward-looking statements largely on current expectations, current projections about future events and financial factors that the company believes may affect our financial condition, results of operations, business strategy, and financial resources. The words Forward-Looking Statements within the meaning of the private Securities Litigation Reform Act of 1995 and other federal securities laws can be identified by the use of forward-looking terminology such as ?shall,? "may," "believe," ?anticipate,? "estimate," "anticipate," "should," "plan," ?projects,? ?budget,? ?forecast,? ?could?, ? shall,? ?believes,? ?predicts,? ?potential,? ?intend,? ?expects,? ?continue,? or the negative thereof, or other variations thereon or comparable terminology and similar expressions, as they relate to the company, are intended to identify forward-looking statements. Forward-looking statements include statements regarding what, how, and where The Company believes it anticipates, estimates, expects, intends, and predicts it shall achieve such forward-looking statements, future expectations, prospective statements, and projections. Changes in Results: Future prospective projections shall not be regarded as a representation or a prediction that the Company shall achieve or is likely to achieve any results. Therefore, the actual results of operations are likely to vary from the projections, and the variations may be material and adverse. The projections are based on the Company?s best estimate of future results based on present circumstances. Important factors that may cause the actual results to differ from those expressed within may include, but are not limited to, statements included herein or elsewhere. The Company?s anticipated future forward-looking objectives are hypothetical and based upon a presumed future outcome. Forward-looking Statements are based upon the company?s present expectations but are not guaranteed to occur. This may cause the actual results, performance, or future potential forecasted achievements of the Company or the industry to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. This includes known and unknown Risks and uncertainties and other factors, several of which are beyond the Company?s control.
These projections are based on several assumptions, set forth therein, which the Company believes are reasonable. Some assumptions, upon which the projections are based, invariably shall not materialize due the inevitable occurrence of unanticipated events and circumstances beyond the Company?s control. Assumptions regarding future changes are necessarily speculative in nature. In light of the Risks, assumptions, and uncertainties involved in business, there can be no assurance that the forward-looking information discussed herein shall in-fact transpire or prove to be accurate. Our proposed plans, products, services, platforms, and transactions discussed herein, or any of the Company?s other disclosed company-related proposed plans and information may not materialize. Furthermore, many of the Company?s plans may not be completed within the anticipated timeframe, and may not be completed in the expected manner, or be completed at all. Statements made by AFR Inc. may include assumptions, conjectures, formal statements? that include imperfect information, hypotheses?, vision statements, manifestos, predictions, propositions, theses, conditional, meaningless, loosely associated, consistent or inconsistent, varied in scope or scale, that may change or no longer be applicable or applied. Future Expectations and Prospective
Statements: Expectations regarding future business units, business unit operations, expenses, capital raises, operations, and the effect of economic and business conditions, future plans, business growth statements, investment activities, marketing initiatives, client initiatives, and human capital initiatives may be impacted by changing, unforeseen, and unanticipated events. The forecasts included herein have been prepared based on assumptions stated therein. Future operating and investment results are impossible to predict, and no representation of any kind is made representing the future accuracy or completeness of these forecasts. The Company does not guarantee any specific outcome or profit. The Company makes no representations and discloses all express, implied and statutory warranties of any kind to any party or other third party. Neither the Company, nor any other person, assumes responsibility for the accuracy and completeness of these statements. This document and subsequent documents do not constitute an offer to sell or a solicitation of an offer to buy to anyone in any jurisdiction in which such offer or solicitation would be unlawful or is not authorized or in which the person making such offer or solicitation is not qualified to do so. This offering does not constitute an offer if the prospective investor is not qualified under applicable securities laws. Due Diligence: Investors shall undertake their own due diligence and carefully read and evaluate the Company?s supporting information, disclosures, and risk factors. Unless otherwise stated in this document, ?the Company,? ?us,? ?our,?
or ?our company?? refers to the Company and our operations.

Forward Looking Information-Projections: Management has prepared projections regarding the Company?s anticipated Investment performance. The Company?s projections are hypothetical and based upon a presumed financial performance of the Company, the addition of a sophisticated and the well-funded marketing plan, and other factors influencing the business of the Company The projections are based on Management?s best estimate of the probable results of operations of the Company, based on present circumstances, and have not been reviewed by the Company?s independent accountants. These projections are based on several assumptions, set forth therein, which Management believes are reasonable. Some assumptions, upon which the projections are based, invariably may not materialize due the inevitable occurrence of unanticipated events and circumstances beyond Management?s control. Therefore, actual results of operations may vary from the projections, and such variances may be material. Additionally, financial projections and targets do not assume, incorporate, and add all elements of financial, economic, business, and operational environments. Assumptions regarding future changes are necessarily speculative in nature. While the Company believes that the projections accurately reflect possible future results of the Company operations, those results cannot be guaranteed. This Offering Circular contains business summary information and other Industry business research, and statistical data that the Company obtained from industry publications and reports. Industry publications generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. Although the Company believes that the publications are reliable, the Company has not independently verified their data and or the data contained herein other than by standard research methods. The actual results of the Company may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those discussed in this section and those discussed elsewhere in this Offering Circular, and in the documents incorporated herein by reference. Any and all statements are subject to known and unknown Risks, uncertainties and other factors, several of which are beyond the Company?s control, which could cause the actual results to differ materially from those contemplated by the statements and that may cause the actual results, performance, or achievements of the Company or industry to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These statements are made with a reasonable basis and made in good faith. Considering the Risks, assumptions, and uncertainties involved in business, there can be no assurance that the forward-looking information contained in this Offering Circular may in fact transpire or prove to be accurate. The forward-looking statements detailed herein are based on current expectations, and the Company assumes no obligations and makes no representation to update forward looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of these statements. The Company is under no duty to update any of the forward-looking statements after the date of this document to confirm these statements to actual results or changes in our expectations.

Expectations and Objectives Statements may not materialize. There are many soft, hard, and disruptive forces and changes within the global economy. The Company intends to deploy our execution and management capabilities, but our results may be adversely and severely impacted by various global, social, environmental, technological, and political changes. The company cycle and external catalyst risks may materially disrupt our plans and initiatives. Important factors that may cause the actual results to differ from those expressed herein may include, but are not limited to, statements about Future business plans, operations, marketing initiatives, investor relations initiatives, fundraising initiatives, investment initiatives, business growth initiatives, expense initiatives, and additional Company initiatives that may fail to materialize.

NO DUTY TO UPDATE. The Company makes no representation and undertakes no obligation to update the forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. The forecasts included herein have been prepared on the basis of assumptions stated therein. Future operating and investment results are impossible to predict, and no representation of any kind is made representing the future accuracy or completeness of these forecasts. This Document contains certain ?forward-looking statements? (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as ?believes,? ?expects,? ?may,? ?will,? ?should,? or ?anticipates? or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements include statements regarding what, how, where the Company believes it anticipates, estimates, expects, intends, and predicts it may achieve after representing to Investors Forward Looking Information. Investors should not rely upon forward-looking statements as predictions of future events or performance. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements may be achieved or may occur. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, The Company cannot guarantee future results, levels of activity, performance or achievements. The Company shall not have an ongoing obligation to continually disclose material future changes in the Company and its operations.

15. 5. Not Legal Advice. The following is not legal advice and your circumstances may vary. The contents herein shall not be considered to be investment, tax, or legal advice and each prospective investor shall consult with their own counsel and advisors as to all matters concerning an investment in the Company. This material does not consider your particular investment objectives, financial situation or needs, and is not intended as recommendations appropriate for you. Updates: The forward-looking statements detailed herein are based on current expectations, and the Company assumes no obligations, and no duty to update any of the forward-looking statements after the date of this publication. The Company disclaims any obligation to publicly update forward-looking statements to reflect changes in underlying assumptions, new information, data or methods, future events, or to confirm these statements in relation to actual results or changes in our expectations, or other changes and or other factors that could affect those statements. The information contained in this document is provided ?as is? for educational and informational purposes only and shall not serve as the basis for making investment decisions.

15. 6. Limitation of Damages and Risks. Investors shall understand that they shall be required to bear the financial Risks of their investment for an indefinite period of time since there is not an established market for the shares described and offered herein. If a public market develops following the offering, it may not continue. None of the Company or any of its directors, partners, members, employees, agents, affiliates or subsidiaries are liable for any direct, indirect, special, consequential loss, liability, cost, claim, expense or damages of any kind (including, without limitation, any lost profits, business interruption, loss of information or programs or other data on your information handling system) whether in contract or in tort, (including negligence) that are related to the accuracy, inaccuracy, use of, or the inability to use, the content, materials and functions, or in connection with any failure of performance, error, omission, interruption, defect, delay in operation or transmission, computer virus or line or system failure, of this site or any linked the Company website, even if the Company is expressly advised of the possibility of such damages.

15. 7. Third-Party Information Risks. This document contains business summary information and other industry business research and statistical data that the Company obtained from industry publications and reports. Industry publications generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. Although the Company believes that the publications are reliable, the Company has not independently verified their data and/or the data contained herein other than standard research methods.

15. 8. General Risk Factors and Disclosure. Business risks are the inherent uncertainties associated with the company?s operating, human, technology assets combined. All the risks inherent in the businesses described herein may all occur individually or simultaneously and may negatively, severely, and adversely impact our viability and future prospects. Our business model may be uneconomic and may be structurally unprofitable. An investment in the Company Stock involves substantial risk. The following is intended to be illustrative of the types of risk factors that the Company may face. It is not all inclusive and there are many other Risks associated with making and harvesting investments. This Offering Circular does not purport to be all-inclusive or contain all of the information which a prospective investor may desire. The delivery of this Offering Circular at any time does not imply that information herein is correct as of any time subsequent to its date. There are many Risks and the consequences of adverse outcomes relating to our industry, the Company and the future personnel, future market appeal, and timing of investor and or lender financing may affect the possibility and probability of success. The Company success depends on the Company?s ability to implement its investment strategy. Any factor that would make it more difficult to execute timely investments and may also be detrimental to Portfolio Investment returns generation. No assurance can be given that the investment strategies to be used by the Company may be successful under all or any market conditions. The following is not intended to be a complete description or an exhaustive list of Risks. Prospective investors should carefully consider, in addition to the matters set forth elsewhere in this Offering Circular, the factors discussed below. The risk factors set forth below are those that, at the date of this Offering Circular, the Company deems to be the most relevant and significant. The Company may be exposed to unit or divisional risks.

15. 8. 1.  AFR Inc. is an Emerging Development Stage Company.
15. 8. 2. AFR Inc. is an ?emerging development stage or growth company.? Investing in our Common Stock involves a high degree of risk.
15. 8. 3. AFR Inc. was recently formed, currently has no operating history and may not be able to operate its business successfully or generate sufficient cash flow to make or sustain distributions to shareholders.
15. 8. 4. AFR Inc. may be unable to invest the proceeds of this offering on acceptable terms, or at all.
15. 8. 5. AFR Inc. is dependent on key personnel for our success. The departure of any of our officers or key personnel could have a material adverse effect on our business.
15. 8. 6. AFR Inc. growth depends on external sources of capital, which may not be available on favorable terms or at all.
15. 8. 7. You should not invest in the Company unless you can afford to lose your entire investment.
15. 8. 8. Investors participating in this offering may incur immediate or future substantial dilution and Investors should not invest in the Company unless you can afford to lose your entire investment.
15. 8. 9. Other sections of this Offering Circular may include additional factors that could adversely affect our business and financial performance.
15. 8. 10. You should rely only on the information contained in this offering circular. The Company has not authorized anyone to provide you with different information.
15. 8. 11. The information in this offering circular assumes that all of the Shares offered are sold and The Company has not taken advantage of our option to sell any Additional Shares as described herein.
15. 8. 12. A person?s indication of interest involves no obligation or commitment of any kind.
15. 8. 13. No money or consideration is being solicited, and if sent in response, may not be accepted.
15. 8. 14. No offer to buy the securities can be accepted nor can any part of the purchase price be accepted until after the Offering Circular is qualified by the SEC, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification end date.
15. 8. 15. This document was created to transparently communicate to future investors our Regulation A + Plus Initial Public Offering details and supplementary disclosures.
15. 8. 15. The issuer has filed a registration statement on Form A-1 (including an Offering Circular) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. The Offering Circular in that registration statement is available on this site and may be printed. Before you invest, you should read the Offering Circular in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.
15. 8. 17. Moreover, the Company operates in a highly regulated, extremely competitive, and rapidly changing environment. New risk factors emerge from time to time and it is not possible for the company to predict all risk factors, nor can the Company assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

15. 9. Majority Shareholder and Controlled Company Risks. Kamran Heydari owns 74% of the Company and has effective active ownership control. The Company's founders, directors and executive officers may exert significant control over the Company's business and affairs. Additionally, the holdings of the Company's directors and executive officers may increase in the future based on various factors including the establishment of an Employee Option or the acquisition of additional ownership in the Company. The interests of such persons may differ from the interests of the Company's other stockholders, including purchasers of securities in the offering. As a result, in addition to their board seats and offices, such persons may have significant influence and control over all corporate actions requiring stockholder approval, irrespective of how the Company's other stockholders, including purchasers in the offering, may vote. This may include the following actions; to elect or defeat the election of the Company's directors; to amend or prevent amendment of the Company's Certificate of Incorporation or By-laws; to effect or prevent a merger, sale of assets or other corporate transaction; and to control the outcome of any other matter submitted to the Company's stockholders for vote. Such persons' ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, which in turn could reduce the Company's stock price or prevent the Company?s stockholders from realizing a premium over the Company's stock price. The Company relies on our founder, executives, and a successful capital raise among various other business variables.

15. 10. Board of Directors. Investors are encouraged to read, understand, and review the Company?s Amended and Restated Articles of Incorporation, Bylaws, and other corporation documents, actions, and resolutions.
15. 10. 1. The Company?s Board of Directors may execute changes to business strategy, operations, and investments without minority shareholders? consent.
15. 10. 2. The Company?s Board of Directors determines major policies including but not limited to financings, growth initiatives, and various other material actions which shall be subject to Majority Shareholder (60% or More) Approval or Rejection Rights.
15. 10. 3. The Company?s Board of Directors shall have the right to remove and replace officers which shall be subject to Majority Shareholder (60% or More) Approval or Rejection Rights.
15. 10. 4. The Company?s Board of Directors shall have the right to remove and replace Directors which shall be subject to Majority Shareholder (60% or More) Approval or Rejection Rights.
15. 10. 5. The Company?s Board of Directors shall have the right to Amend Committee Charters which shall be subject to Majority Shareholder (60% or More) Approval or Rejection Rights.
15. 10. 6. The Company?s Board of Directors shall have the right to manage stock and securities related actions which shall be subject to Majority Shareholder (60% or More) Approval or Rejection Rights. Stock and Securities changes include but are not limited to add or remove classes, designations of stock par value, increase or decrease in the number of shares, issuance authority, stock splits, liquidations, dissolutions, mergers, acquisitions, asset sales.
15. 10. 7. Lack of Board Member Interest Risks. The Majority of Board of Directors are Independent Directors that currently do not own equity interest in the company.

15. 11. Reliance and Dependence on Founder, Management, Board of
Directors, and Leadership Risks.

15. 11. 1. Reliance on Founder Risks. The Company is a founder led and driven Company. The Company is significantly dependent on Kamran Heydari. The loss or unavailability of his services would have an adverse effect on our business. The initiatives are dependent largely by the vision, execution, and management of Kamran Heydari. In the event of Mr. Heydari's departure from the Company, it may be difficult to launch our planned business units. Should the Company be unable to replace Kamran Heydari, it may be required to cease pursuing business opportunities, which may result in an investment loss.

15. 11. 2. The Company is highly dependent on management. The Company is dependent on our key personnel for our success. The Company?s future success depends to a significant extent on the continued services, efforts, experience, diligence, skill, and network of our officers and team. Our success may depend on their continued service. The departure of any of our officers or key team members could have a material adverse effect on our business and such personnel would be difficult to train and replace. If any one of these individuals becomes incapacitated or otherwise becomes unavailable, a qualified successor would have to be engaged. The Company?s production and distribution channels may be adversely affected if new personnel must be engaged, or if such personnel demand higher compensation. No assurance can be given that a qualified successor could be engaged. The Company may not obtain ?key man? life insurance on the life of any of the Company?s key personnel. These professionals and key personnel also may be involved in other projects that may take them away from the business of the Company and cause delays, all of which may increase production or operational expenses, which may have an adverse effect on the Company?s business and prospects. The Company is dependent on human judgement and may be impacted poor decision making and actions.

15. 11. 3. Ability to retain or attract the Key Management & Professionals Risks. The Company is highly dependent on key employees in order to remain competitive, identify suitable investment opportunities, grow its asset base, and generate returns for the Company. It operates in the business world where there is intense competition for experienced and highly effective key employees. The Company?s successful operations may increase the market visibility of Investment Managers of the Company?s key management teams and result in their recruitment by other businesses. The Company depends on its ability to identify, recruit, hire, train and retain qualified and effective personnel. A loss of a significant number of skilled personnel could have a negative effect on the quality of the Company?s investments. The departure of key personnel could materially and adversely affect the Company?s results of operations and financial condition. If any of our key personnel were to cease their employment, our potential current and future operating results could suffer. The Company believe our future success depends upon our personnel?s? ability to hire and retain highly skilled talent.
Talent competition may impact our company adversely. Personnel departures may severely impact the delivery of our products. The Company?s success may largely depend on the personal efforts of the professionals the Company intends to hire as employees or subcontractor for its various needs and initiatives.

15. 11. 4. Limited Minority Shareholder Decision Rights. Our Officers have broad discretion regarding the allocation of the use of proceeds from this offering, and investors may have no opportunity to evaluate the terms of transactions or other economic or financial data concerning your investments that are not described in this offering circular or other periodic filings with the SEC. The Company may rely on the Officer ability to execute the business plan, subject to the oversight and approval of the Board of Directors.

15. 11.5. Limited Operating Experience. Our Officers have limited experience in managing a public company. Accordingly, you should not purchase Common Stock of the Company unless you are willing to entrust all aspects of our day-to-day management to our senior management team.

15. 12. Leadership and Board of Directors Turnover Risks. The Company is a majority-owned corporation. There may be a higher rate of Leadership and Board of Directors turnover of The Company and or its business units and or affiliates. The efforts of our leadership, capital raised, and market acceptance of our offerings may determine our success or future.

15. 13. Management, Officer, and Talent Turnover Risks. The Company is majority-owned corporation, there may be a higher attrition rate of the Professionals associated with the Company and or its business units and or affiliates. As a new and emerging Company, the Company may not be able to offer high salaries in comparison to our competitors. Additionally, management, officers, and other professionals associated with the company may not meet performance expectations may be terminated at-will. The Company intends to attract, retain, and reward our employees for the long-term and professionals that are short-term oriented may not be completely loyal and may leave our enterprise. The Company may be unable to attract and retain qualified, experienced, highly skilled personnel, which could adversely affect the implementation of our business plan. Our success depends to a significant degree upon our ability to attract, retain and motivate skilled and qualified personnel. The Company may fail to attract, recruit, hire, train, integrate talent and may be unable to grow effectively.

15. 14. Company Vision, Mission, and Innovation Risks. The vision of The Company is to modernize, revolutionize, and democratize technology, financial technology platforms, and the financial services model. The Company?s long-term goal is growth and expansion through driving efficiency, productivity, and quality execution. However, the Company may fail in achieving this vision. The Company may fail to materialize our initiatives due to high costs, lack of experience, and our inability to execute on our strategic goals. The Company may fail to achieve the leader status in the industries we compete in. The Company may incorrectly forecast what consumer preferences may be. Long-term business building requires substantial investment of time, people, capital, technology, and various other resources and inputs. The Company may not achieve its strategic goals and fail as an enterprise. Company Mission Risks. The Company may be unable to provide profitable digital solutions. The market is highly competitive, and technology is advancing at a rapid pace. The Company currently has no designers, programmers, or a minimum viable product. Company Innovation Risks. The Company lacks the large engineering teams of many larger competitors. As a result, the Company face a risk in the form of not being able to respond to new innovations and improvements in our industry and the marketplace. If the Company fails to raise our target amount of funding, the Company may not be able to employ the required technological expertise in order to stay competitive and deliver our products to the market. Continued Innovation Risks. Many industries are experiencing tremendous innovation, disruption, and changing business models. We intend to adapt, adjust, innovate, and pivot when necessary to compete as best as we can with the resources available to us. However, the Company may fail in this regard. The Company may also fail to launch new products, experience product launch delays, or fail to establish our initial product offerings. Our Product, Business-Unit, and Investment Initiatives may be adversely impacted.

15. 15. Management, Operational, Process Risks. The Company intends to seek an active, big picture, execution focused culture. People, assets, teams, and investments require time to mesh and achieve performance (and even outperformance). Management Risks include people?s judgement, experience, expertise, and human error risks. Active Management decisions and company actions may materially and adversely impact our operational, financial, and strategic prospects. Active persistent execution can increase costs and expenses as well as cause profitability to decline and increase risks. The Company may experience operational Risks and hazards that may have a significant impact on its operations or result in significant liabilities and costs. This includes, but is not limited to, power shortages or failures, service interruptions and accidents, blizzards, hurricanes, storms, and other natural disasters which may interrupt our ability to conduct business.

15. 16. Decision-Making Process Risks. Our primary operating structure is one of centralized management but distributed via business units with a focus on revenue execution and growth. The Company may utilize the instincts of the Company?s leadership and may utilize research to grow the business. Akin to Apple Inc., and Amazon Inc., many pundits did not understand the long-term business, product, brand, and vision of the company and its founders and operators. The Company intends to follow an Amazon approach to product and company building which includes, but is not limited to, a 5-7-year business and product process to properly create, establish, and grow our initiatives.

15. 17. Lack of Experience Risks. The Company may lack the capability and ability to properly launch our Initial Public Offering, launch our Products, Services, and Platforms, and market our future product portfolio due to lack of experience and execution.

15. 18. Responding to Rapid Technological Changes Risks. The Company may not be able to capture, respond, monetize, or capitalize on many investment opportunities which may adversely impact our operating and profitability profile. The Company anticipates continued rapid change relating to cutting-edge technology, innovation, digitization, automation, Artificial Intelligence (AI), digital platforms, financial services, and specific industry sectors. The Company may not be able to capitalize on the changes that may benefit the Company and its shareholders. Many industries, including those the Company is involved in, are often characterized by rapidly changing technologies, frequent new product and service introductions, and evolving industry standards. The Company?s future success may depend on its ability to adapt to rapidly changing technologies by continually improving the performance features and reliability of its products, and the speed and capabilities of its services. The Company may experience difficulties that could delay or prevent the successful development, introduction, or marketing of new products and services. In addition, new enhancements must meet the requirements of current and prospective users and must achieve significant market acceptance. The Company could also incur substantial costs if it needs to modify its services or infrastructures to adapt to these changes. The Company invests across various industry value chains and investment themes. The investments the Company makes may dramatically be impacted by revolutionary technological and digitization trends. Additionally, market participants and companies may have a delayed, nonexistent, or insufficient response to technological changes. Models, inputs, assumptions, facts, and forecasts may be inaccurate. The Company may implement operational, financial, managerial algorithm-driven quantitative models to assist the company in achieving efficiency and various other objectives.

15. 19. Business Mix Risks. The Company seeks a diversified business mix. The Company however based on its initiatives may have highly concentrated business mix and lack of diversification profile. An investment in the Company should form only a part of a complete investment plan. The Company may have more business concentration than traditional diversified companies. Business Diversification Risks. There are significant risk factors associated with a lack of diversification. If the primary focus of the Company is not achieved, the Company may delist, dissolve, or may be negatively impacted by the lack of free-cash flow, revenue, and business unit activity. The Company structure depends on our subsidiaries for cash flow. The Company may be structurally subordinated in right of payment to the obligations of any future operating subsidiary and its subsidiaries. The Company may utilize a holding company structure with no business operations of our own. The Company?s only significant asset is and may be company interests in our Business Unit subsidiaries. The Company intends to conduct all of our business operations through our subsidiaries. Accordingly, our only source of cash to pay our obligations is distributions from our subsidiaries of their net earnings and cash flows. The Company cannot assure you that our subsidiaries may be able to, or be permitted to, make distributions to us that may enable us to make distributions to our shareholders from cash flows from operations. Each of our subsidiaries is or may be a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from such entities. In addition, your claims as shareholders may be structurally subordinated to all existing and future liabilities and obligations of our business unit subsidiaries. Therefore, in the event of our bankruptcy, liquidation or reorganization, the assets of the company and our subsidiaries may be utilized to satisfy claims after all subsidiaries? liabilities and obligations have been paid in full.

15. 20. Product and Platform Design Risks. While the company?s DNA is one of building blockbuster quality products akin to Apple, the Company may fail to design products that meet the demand dynamics of the marketplace. The Company intends to continue to develop design processes that protect and advance our innovation efforts. The Company may be adversely impacted by product design, trade secrets, and product plan protection measures, expenses, and losses.

15. 21. Product Launch and Success Realization Risks. The Company currently has NO proposed products and business units that have been funded, created, and/or launched as of the publication date of this document. Our Future Products may not successfully service our clients and may be severally impacted by industry supply and demand issues. We may have many Future Products in research and development that may never be finished or released.

15. 22. Products, Platforms, Services, and Business Unit Risks. There is no guarantee that the market may accept the Company?s new products, platforms, services or business units. As a result, the Company may fail to become profitable, grow, expand, pay shareholder returns, and remain listed on an exchange. The Company may fail despite our investments. Platform(s) Development and Launch Risks. The Company may encounter difficulties as the Company continues to develop and launch additional platforms. Technology and digital financial innovation may be adversely impacted by market and consumer changes.

15. 23. Platforms Focused Risks. A platform-driven company may not be diversified in revenue, operating profile, and technology capabilities. There are many banks, financial service firms, and technology firms that may be able to design, develop, launch, and expand their market offerings and scale faster than the company can. The Company may not be able to achieve our goals due to the lack of resources and our lack of our off-digital distribution channels. The Company seeks to implement direct-to-consumer and retail strategies.

15. 24. Digital Technology and Digital Platforms Reliance Risks. Technology, Ecommerce, and digital platforms are prone to various issues, programming errors, glitches, hardware failures, software failures, system wide outages, telecom operator outages, digital service delivery issues, including all facets of the technology stack ecosystem.
The Reliance on digital operations may materially impact our future operating prospects and The Company may fail to operate as an on-going concern due to the markets lack of confidence and customer attrition. The Company faces many digital and technology risks, digital operational risks, financial systems risks, compliance systems risks, third-party provider?s delivery risks, and various technology associated with our operations and our offerings. The Company relies heavily on software, technology, applications, and cloud-based Platform-as-a-Service
(PAS) as well as Cloud-based Software as a Service (SAS) third party digital platform providers. The Company may have data breaches and cyber-related intrusions. The Company currently do not have the capital resources to build a digital platform that can withstand such attacks and provide faster digital recovery initiatives. The Company may utilize and manage data for the benefit of our clients, partners, and investments that may be adversely impacted by internal and external forces. Defects in software products, digital errors, undetected errors, viruses, defects, and digital delays in processing of electronic transactions could result in transaction or processing errors. Financial Services, Technology, and Financial Technology platforms require technical expertise and can expose the company to substantial liability. Digital reliance issues may have sustained and material adverse effect on the Company?s financial condition and results of operations.

15. 25. Financial Revolution Risks. The Company seeks to proactively participate in the evolution and revolution in financial services, Investing as a Service, private equity, alternatives, private market investments, public company investments, real estate, and various other investment and initiatives. The Company may lack the financial resources, execution capabilities, and professional expertise to take advantage of these industries. If the Company fails to meet the requirements of our offering, the Company may lack the resources required to participate and compete in this current digital revolution.

15. 26. New Digital Paradigm Risks. Financial Services firms, Fintech, and Banks will continue to deliver digital offerings and services utilizing technology, automation, artificial intelligence, and support architecture in order to create a digital consumer bank and financial supermarket. Company may not be able to effectively compete due to the lack of our financial resources, technological capabilities, and innovation. The Company may not be able to make the investments that other banks and technology firms can make.

15. 27. Concurrence of Technologies Risks. The concurrence of technologies including cloud, automation, analytics, Artificial Intelligence (A.I.), and mobile technologies are converging to create a new extremely competitive on-demand dynamic ?as-a-service? economy and ecosystem.

15. 28. Asset-light Business Model Risks. The Company is a digital company participating in a digital economy. The Company is designed to be simple and flexible with an Asset-light Business model. Circumstances beyond our control may force us to abandon this model. The Company may need additional employees, offices, and expenditures as the Company continues to grow and scale.

15. 29. Product Delay Risks. While the Company seeks to ship fast and rapidly capitalize on financial and technological investment opportunities through superior research and transaction execution actions, the Company may fail to release products on time and may be impacted by delays. These delays could end up being harmful to the Company?s earnings and reputation.

15. 30. Product Failure Risks. The Company intends to create, launch, and distribute quality, dependable, and reliable financial solutions as service to our clients. The Company want our clients to focus on living their best lives and saving for retirement. The Company seeks an Apple-like profitable product development strategy whereby the Company curates and develops unique products for our clients. There is no assurance or guarantee that our products may be widely accepted by the marketplace. Furthermore, our products may fail for a variety of reasons beyond our control.

15. 31. Dissatisfied Clients Risks. The Company cannot guarantee that all of our future clients may be satisfied with their purchase of our offerings. There are a variety of factors outside of our control that may make our customers unhappy with their investments. The Company cannot and may not be held responsible for the dissatisfaction of our customer base regarding our offerings, services, and products. As the Company scales, we intend to develop customer-oriented technology platforms for both management and delivery of our services and offerings.

15. 32. Product, Company, and Industry Media Risks. The Company may not succeed if it receives unfavorable reviews or press. The financial success of a highly visible business depends on the reaction of the public, which is often influenced by professional reviews, influential individuals, or critics for television and other media. It is impossible to judge in advance what the reaction of these reviews and critics may be to the Company. To the extent that the Company receives unfavorable reviews from these reviews and critics, its chances of success may be substantially diminished. Additionally, criticisms of our company may be inaccurate, misleading, incomplete, or otherwise damaging. Public criticism may damage our relationships with certain customers, service providers, and other supply chain related parties.

15. 33. Product and Marketplace Acceptance Risks. Although the Company believes that the Company?s products may be in demand, there can be no assurance that such demand may continue or that the Company may be successful in obtaining a sufficient market share to sustain the business of the Company or to achieve profitable operations. The Company has a limited prior operating history and there can be no assurance that the Company may continue to maintain and increase its revenues and become profitable. The Company may not create successful and profitable products and services. The Company offers no guarantee that the products and services it intends to launch and provide may be useful and effective in the markets the Company intends to serve. Product Risks include product design, development, launch, market acceptance, distribution, marketing and sales, positive market feedback and general acceptance. Additionally, our products, services, and platforms are experiments and some of our products may be incubated. The Company may incur research and development expenses related to such initiatives. The Company also faces pricing risks, market penetration risks, and product deployment strategy risks. Furthermore, the Company may abandon products, services, platforms, and initiatives if the Company deem them too costly or no longer viable to our strategic goals.

15. 34. Product and Services Brand Development Risks. The Company believes it can create competitive differentiated products, strong brands, and sound business models that can help us create long-term shareholder value. The Company may not be able to hire and retain key marketing executives with experience in creating and growing new, exciting, and unique brands that clients respect and recognize. The company may experience uncertain acceptance and maintenance of Company Brands. The Company believes that the establishment and maintenance of a brand identified with the Company?s services is critical to attracting and expanding its customer base. While the Company is confident that its services, and brand name(s) may provide an excellent foundation for developing brand awareness, no assurance can be given that such branding efforts may be successful and profitable.

15. 35. Lack of Research & Development Resources (R&D) Risks. The Company has no research and development expenditure capacity until after our Initial Public Offering (IPO). Until the Company can raise the funds required to create or obtain the revolutionary products that the Company envisions, the research and development portion of our company requires substantial Research & Development Resources (R&D) investments.

15. 36. Lack of Management Liquidity Risks. The Company may not have the financial resources to continue if it does not raise capital. The Founder nor the Management intends to provide additional capital to the business as of printing of this document.

15. 37. Product and Business Unit Launches & Roll-Out Risks. Product and Business Unit launches, and roll-out risks includes (but are not limited to) the introduction of new products, services, platforms, applications (apps) advertising campaigns, public announcements, demonstrations in the future. The Company intends to roll-out new business units that may not be embraced by our target market or the public at large. These units may account for projected business revenues and a lack of acceptance could materially impact our company at large. The market acceptance and roll-out time lags will impact our profitability and prospects.

15. 38. Inadequacy of Funds Risks. Our Company faces significant Risks regarding financial resources. Our Company has no financial assets. There are substantial Risks in our ability to continue as a going concern. The Company is seeking to raise Gross offering proceeds of a minimum of $50,000,000. Management believes that such proceeds may capitalize and sustain The Company sufficiently to allow for the implementation of the Company Business Plans. If only a fraction of this Offering is sold, or if certain assumptions contained in Management?s business plans prove to be incorrect, the Company may have inadequate funds to fully develop its business and may need debt financing or other capital investment to fully implement the Company Business plans. Our plans and expectations of capturing and executing opportunities may adversely impact investors and the company may experience several years of continued prolonged losses. The Company may need additional capital, which may not be available. The Company may require funds in excess of its existing cash resources to Company operating deficits, develop new products or services, establish and expand its marketing capabilities, and finance general and administrative activities. Due to market conditions at the time, the Company may need additional funding. Or due to its financial condition at that time, it is possible that the Company may be unable to obtain additional funding as and when it needs it. If the Company is unable to obtain additional funding, it may not be able to repay debts when they are due and payable. If the Company is able to obtain capital, it may be on unfavorable terms or terms which excessively dilute then-existing equity holders. If the Company is unable to obtain additional funding as and when needed, it could be forced to delay its development, marketing, and expansion efforts and, if it continues to experience losses, the company may need to cease operations.

15. 38. 1. External Capital and Financing Risks. Our growth depends on external sources of capital. Capital at attractive and favorable terms may not be available or unacceptable by the Company. Investors, banks, and other financial institutions may not want to engage in lending or financial transactions with the Company. If sources of funding are unavailable to us, our growth may be limited, and our operating profit may be nonexistent and impaired.

15. 38. 2. Lack of Capital Access Due to Economic Issues. Economic and Regulatory issues and impediments may severely impact the company?s access to capital. Capital market access risks include but are not limited to general economic instability, volatility, economic downturns may impair our ability to obtain capital to efficiently finance our operations. Investors, banks, other financial institutions, and market counterparties may be reluctant to enter capital, equity, debt, and financing transactions with the company.

15. 38. 3. Lack of Capital Access Due to Regulatory Issues New rules, regulations, standards, requirements, industry trends may prevent an efficient means of accessing capital. The Company may need to raise additional equity and debt capital at unfavorable terms. The company may reject to do inefficient capital raises and that may impair our ability to compete, grow, and sustain the business.

15. 38. 4. Capital Market Reception, Perception, and Access Risks. Access to capital may depend upon numerous changing factors over which the Company has little or no control over which may severely impact our operating viability. The Market Reception risks include but are not limited to capital markets perception of industry risks, previous operators, previous managers, perception of our current earnings, perception of our future potential earnings, and various investor related perception and information biases.

15. 38. 5. Future Financial Standing Risks. The Company may have future financial problems and a disappointing financial profile which would result in a lack of revenue, cash flows, or profit. The Company is materially, negatively, and adversely impacted by business, financial, liquidity, and operational expenses if we are unable to access the capital markets.

15. 39. Capital and Investment Intensive Requirements Risks. The Company intends to, upon the consummation of this initial public offering, to make investments in various units that may materially and adversely impact our financial results. Please see the Use of Proceeds section for anticipated expenses. The continued development and commercialization of the Company?s business may require a commitment of substantial funds, although the Company believes the net proceeds from the sale of all of the Stock, together with cash generated from operations, may be sufficient to assure the operations of the Company for the next year. To the extent that the proceeds from this offering and cash flow from operations are insufficient to ensure the company?s activities, the Company may be required to raise additional capital through equity or debt financing. The Company?s actual capital requirements may depend on many factors, including but not limited to the costs and timing of the Company?s development, launch activities, the success of the Company?s development efforts, costs, and timing of the expansion of the Company?s sales and marketing activities. The extent to which the Company?s existing and new products and services may gain market acceptance may be based upon the Company?s ability to maintain existing collaborative relationships and enter into new collaborative relationships, competing product developments, progress of the Company?s commercialization efforts and the commercialization efforts of the Company?s competitors, costs involved in acquiring, prosecuting, maintaining, enforcing and defending intellectual property claims, developments related to regulatory issues, and other factors. Furthermore, to satisfy future growth requirements, the Company may seek to raise additional funds through public or private financing, collaborative relationships, or other arrangements. Any additional equity financing may be dilutive to shareholders, and debt financing, if available, may involve significant restrictive covenants. Collaborative arrangements, if necessary, to raise additional funds, may require the Company to relinquish its rights to certain of its technologies, products or marketing territories. The Company?s failure or inability to raise capital when needed could have a material adverse effect on the Company?s business, financial condition, and results of operations. There can be no assurance that such financing may be available on terms satisfactory to the Company, if at all. We intend to launch future products and will require additional capital to facilitate such future initiatives. Our strategy, should it change, will be disclosed to investors, equity-holders, and other parties that require full and fair disclosure. Any revisions will be announced unless otherwise a trade secret or a stealth product in the research and development stages.

15. 40. Access to Capital Risks. The Company may fail to have a successful offering. The Company may be a profitless Company that could be marred by failures. If this is the case, the reputational damage would make it difficult for us to return to the public markets and attempt to raise capital in the future. Without this access to capital, the Company may fail and be forced to delist. The Company intends use the ability to raise capital via an Initial Public Offering (IPO) in order to build, fund, and sustain our Company. However, if the Company fails to raise the required amount of capital via our Offering, our enterprise may fail. The Company may not have access to alternative sources of financing or capital.

15. 41. Financing Risks. The Company may utilize various financing instruments and facilities that are short-term, medium-term, and long-term financing options. Financing options may be impacted by interest-rate fluctuations, higher borrowing costs, and it may be more difficult to attain and maintain credit, debt, and lending arrangements. The Company intends to utilize financing instruments including High Yield Debt instruments, Leveraged Loan instruments, Bank Loans instruments, Pay-in-Kind (PIKs) instruments, Revolvers Credit instruments, and other forms of transaction financing. The Company intends to utilize the following financing arrangements and instruments including, but not limited to, Private Equity and Leveraged Buyout (LBO) Financings, Tender Offer Financings. Transaction Equity Commitment Letter Financings, Transaction Credit Commitment Financings, Standby Credit Facility Financing, Swing Line Letters of Credit Financings, Senior-Secured Financings, Asset Financings, Investing as a Service Acquisition Loan Financings, Fund Subscription Lines of Credit Financings, Transaction Forward Underwriting Commitment Financings, Transaction Forward Placement Agent Commitment Financings, Transaction Financial Adviser Agency Advisory Financings, Transaction Tender Offer Financing and Activist Manager Loan Financings, and Transaction Asset Manager Promote Agreement arrangements.

Credit and Debt Based Financing Risks.

15. 41. 1. Future Borrowing Risks. The Company may issue debt, debt-based transactions, and derivative debt arrangements that may negatively impact the company and our financial viability. Payments of principal, interest, fees related to debt borrowings or underwritings may deplete our capital and liquidity. The Company may be unable to borrow funds now or in the future as needed or on favorable terms.

15. 41. 2. Credit and Debt Agreements and Arrangement Capital Impairment Risks. Credit Agreements utilized in corporate financings have numerous terms and conditions that the company would be required to adhere to. We have no debt currently, but the company reserves the right to access the capital markets as the Board of Directors and Majority Shareholders consent thereto.

15. 41. 3. Cash Flow Risks. The Company after accessing the capital markets may not have sufficient cash flows to service its debt due to numerous reasons including but not limited to operating, financial, economic, political, and technological environmental changes. The Company may be unable to make debt payments.

15. 41. 4. Refinancing Risks. The Company may be unable to refinance debt at attractive terms.

15. 41. 5. Variable Interest-Bearing Debt Risks. The Company may borrow debt that bears interest at variable rates. Increases in interest rates could materially increase our interest expense. This increase in interest rates could increase the Company?s cost of capital and may have negative adverse impacts. Higher interest rates pose a risk to earnings and to the strength of our balance sheet.

15. 41. 6. Credit and Debt Default Risks. The Company may default on debt obligations or violate restrictive covenants.
Credit related defaults can severely impair capital, financial liquidity, and operational stability.

15. 42. Lack of Broad Institutional Investor Support Risks. The Company may lack the support of institutional investors, who are a key part of our success and growth. Without the broad support of institutional investors, the likelihood of the Company?s success is doubtful.

15. 43. Future Financing Risks. The Company has no certainty as to the availability and terms of future financing. The Company believes that the Company may have sufficient capital available through proceeds of this offering to finance future transactions. The Company may be required to seek additional financing in the future. The Company cannot be sure that such financing may be available, or available on attractive terms.

15. 44. Industry Focus, Target Market, Target Market Growth, and Target Market Projections Risks. Our Target TAM (Total Addressable Market) is extremely large. It includes potential investors, savers, and financial services customers. The Company focuses on providing full spectrum world class financial services products for the retail and institutional investor marketplace. The Company has an Attractive Geographic Focus which includes, but is not limited to the United States, Canada, United Kingdom, and Switzerland. Currently, we intend to derive most of our future potential revenues from within the United States and to eventually expand globally. However, we may not be able to attract, attain, service, and profit from our target addressable markets. Furthermore, each future jurisdiction comes with its own risks.

15. 45. Market, Economic, Industry Disruption and Changes Risks. Market, Economic, Industry Disruption and Changes Risks include but are not limited to disruption and displacement from highly agile, data-driven competitors. The Company may face unexpected Risks from new market competitors who have better software, financing, and data-driven products. Unforeseen trends and economic changes may negatively impact our business initiatives, human capital initiatives, marketing initiatives, client initiatives, and various additional initiatives the Company intends to undertake. Disruption, Global Trends, and Investment Theme Risks include the digital revolution, quantitative tightening, 5G, artificial intelligence, automation, robotics, credit expansion, populism, demographics, internet platforms, cloud companies, private equity dry powder, active managers, asset class convergence, and digital banking.

15. 46. Competition, External Investment, and Market Technological Risks. The Company is a new development stage and inexperienced company to compete dynamically changing technology markets. The markets that the Company intends to enter are extremely competitive and achieving the Company?s vision is a very risky endeavor. The Company face competition from significant and larger companies who are seasoned and possess greater resources. The Company also faces competition from Silicon Valley start-ups with high valuations and the backing of large investors. One or more of the Company's competitors could offer services similar to those offered by the Company at significantly lower prices, which would cause downward pressure on the prices the Company would be able to charge for its services. If the Company is not able to charge the prices it anticipates charging for its services, there may be a material adverse effect on the Company's results of operations and financial condition. In addition, while the Company believes it is well-positioned to be the market leader in its industry, the emergence of one of its existing or future competitors as a market leader may limit the Company's ability to achieve national brand recognition. Several competitors may compete directly with the Company. Many potential competitors have substantially greater financial resources and significantly greater accumulated experience in marketing Funds and Investment Vehicles. There can be no assurance that the Company may be able to compete successfully. Current or future competitors may gain a technology advantage or develop an advantageous cost structure that the Company cannot match. They may have better Company related technology or process technology, which may allow them to offer funds and services that have a significant advantage over the funds and services that the Company seeks to offer. Advantages could be in capacity, performance, reliability, serviceability, or other attributes. There are competitors in the industry with more resources that may challenge our ?circle of competence? and ?moat.? The Company may face Incorrect Comparison and Cohort Risks. The market may ascribe to us cohorts and Value Chain and Competitor comparison sets that may not apply to the company. Additionally, the market and analysts may incorrectly have groupthink and bias that may inaccurately value such industry vertical and sub-industry sectors. Digital Competition & Rapid Disruptive Technological Changes and New Entrants Risks. Technology firms, Silicon Valley-based companies, banks, financial services firms, Neobanks, digital banks, app-based banks, payment firms, and alternative financial firms are continuing to enter the consumer digital banking and payments industry. The number of competitors and the speed at which they are entering the market may adversely affect our strategy and ability to conduct business.

15. 47. Operating and Employee Growth Risks. The Company?s future success may depend to a significant extent on the ability of its future management personnel to operate effectively by expanding operations and hiring key employees. There can be no assurance the Company?s personnel; systems, procedures and controls may be adequate to support the Company?s future operations. The Company is dependent on its ability to continue to attract and retain qualified technical, managerial, and marketing personnel. There is widespread competition for qualified personnel in the Company?s industry, and there can be no assurance the Company may be able to attract and retain the qualified personnel necessary for the development of its business. The failure to recruit qualified technical, managerial, or marketing personnel could have a material adverse effect on the Company?s business, financial condition, and results of operations. If the Company is successful in achieving wide market acceptance of its products and services, it may be required to expand its operations quickly, requiring the establishment of technical operations, system administration, sales, and marketing. This could result in new and increased responsibilities for management, and place significant strain on the Company?s management, operating, and financial systems and other resources. To accommodate such growth and compete effectively, the Company may be required to implement and improve information systems, procedures, and controls, and to train, motivate and manage its work force. We may be unable to hire qualified employees who can contribute and execute on our goals. Our employees may be unable to rise to the challenges that our Company faces and may lack certain skills that we deem viable for our success.

15. 48. Company Growth, Expansion, Scaling and Resources Risks. Significant growth places a strain on resources and there can be no assurance that the Company may be able to scale up successfully. Consequently, the Company must assume the risk that growth and expansions may ultimately involve expenditures of funds beyond the resources available to the Company at that time. Additionally, management of such expanded operations may divert the company?s attention and resources away from its existing operations which may result in a material negative and adverse impact on the company?s present and prospective business activities. If the Company is unable to manage growth effectively, business could be adversely affected. The Company expects to experience significant growth, both internally and through possible acquisitions. This anticipated future growth would place a significant strain on its resources. Additionally, the Company may not achieve its strategic growth objectives. The Company may be unable to effectively compete, obtain funding necessary for the implementation of our strategic objectives, or succeed in new lines of business in which the Company has limited or no prior operating experience. The Company intends to create a platform layering effect by laying-over technologies and current capabilities. The Company may potentially earn a fee from the interactions and transactions on our future digital technology and services platforms, which the Company hopes people may love to use and that the Company can potentially make a profit from. However, the Company cannot foresee with one hundred percent (100 %) accuracy that the public may accept our platforms nor pay the fee to use them. The Company cannot guarantee that our capabilities may be widely accepted or that customers may flock to us and choose our platform over our competitors. The Company may want to invest into other industry verticals that may severely and negatively impact our performance and growth plans. The Company may not be able to continue to grow the Company in the manner that the Founder envisions. The Company may require additional employees, resources, partnerships and service providers that may increase our expenditures and reduce shareholder returns. This would affect our ability to build a scalable digital franchise that can produce incremental revenues. The Company may not be able to manage its potential growth. For the Company to succeed, it needs to experience significant expansion. There can be no assurance that it may achieve this expansion. This expansion, if accomplished, may place a significant strain on the Company's management, operational, and financial resources. To manage any material growth, the Company may be required to implement operational and financial systems, procedures, and controls. It also may be required to expand its finance, administrative, and operations staff. There can be no assurance that the Company's current and planned personnel, systems, procedures and controls may be adequate to support its future operations at any increased level. The Company's failure to manage growth effectively could have a material adverse effect on its business, results of operations, and financial condition. In the event that the significant growth of the Company?s assets under management, the Company may experience considerable strain upon the Company?s future management systems and resources. The Company?s ability to compete effectively and to manage future growth, if any, may require the Company to improve its financial and management controls, reporting systems and procedures on a timely basis and expand, train, and manage its employees to enable a scaling of the Company. The Company seeks to take advantage of our expertise in financial technology, financial services, business services, and the technology revolution in order to expand across product segments and achieve and deliver consistent results. The Company may be unable to do so. The Company lacks the experience as a technology company and our expansion into other segments may be delayed due to lack of financial resources, cost management issues, increased competitive market profile, decreased industry margins, loss of technological assets, and a lack of experienced professionals. The Company may fail to expand into other segments at all.

15. 49. Company Efficiency Risks. The Company believes it can efficiently sell, market, and gain a long-term industry market share at a lower expense and cost base than many of our competitors. The Company cannot guarantee that corporate efficiency may translate into growth and positive cash flows. The Company may require years, substantial resources, and may never reach our integration, scalability, customer platforms, call centers, headquarters, and digital integration goals.

15. 50. Company Lack of Opportunities Risks. While the Company intends to focus on providing access to trusted high-quality innovative technology, investment research, fin-tech, private equity, and Investing as a Service opportunities, there is no guarantee that these opportunities may develop. Furthermore, the Company may be wrong in our projections, predictions, and research focus.

15. 51. Company Stand-Alone Risks. This is the risk associated with a single project without considering the diversification factors associated with other projects.

15. 52. Company Long-term Business Building Risks. The Company believes in long-term business building. This helps to enhance not only our future proposed business units but also driving growth strategies. In our view management matters and drives long-term value creation.

15. 53. Company Lean Business Structure Risks. The Company seek a low over-head and lean business structure to save on expenses and allow for a focused high-quality alternative to other asset classes including fee-driven pure play asset managers, private equity firms, and other investment alternatives. This may not be possible. The Company may have to spend considerable amounts of capital to grow and achieve our strategic goals. The Company may have unforeseen costs that the Company cannot accurately anticipate, and these costs may substantially increase our monthly expenses.

15. 54. 1. Company Use of Proceeds. The Use of Proceeds section outlines intended expenses, investments, and expense driven actions of the company. The net proceeds from this offering may be utilized to help achieve the company goals including allocations for investments and business units. There are significant unanticipated expenses that may impact the company adversely. The Use of Proceeds may not reflect every possible expense or cost item related to the Company?s investment and operational budget. The Company's management may have broad discretion in how the Company uses the net proceeds of an offering: Unless the Company has agreed to a specific use of the proceeds from an offering, the Company's management may have considerable discretion over the use of proceeds from their offering. You may not have the opportunity, as part of your investment decision, to assess whether the proceeds are being used appropriately. Initial Public Offering (IPO) Expense Coverage and Reimbursements shall be at the discretion of management and the Board of Directors. All foreseeable and unforeseeable expenses incurred during Investor Roadshow and the Initial Public Offering (IPO) shall be utilized to facilitate the successful launch of the Company. The Use of Proceeds may increase or decrease over time. The net proceeds of this Offering are estimated to be approximately $50,000,000 assuming the sale of all of the Stock offered hereunder. Assuming the sale of all of the Stock offered hereunder, the Company intends to use the net proceeds from this Offering for offering expenses, corporate expenses including annual expenses, salaries and management compensation, technology expenses, and cash and corporate investments. Pending such uses, the Company may invest the balance of the proceeds of the Offering in short term and interest-bearing securities. Furthermore, based on the discretion of officers and the Chairman of the Board of Directors shall have the option and right to set aside a substantial portion of the net proceeds of this offering which shall not specifically be committed to any specific use.

15. 54. 2. Capital Allocation and Use of Proceeds Risks. The
Company intends to allocate the capital raised from this offering to fund our business units. There is no guarantee that the capital the Company invests may produce future returns to cover the initial investment and or generate profits.

15. 54. 3. Company Cost Base Increase Risks. The Company may and our future clients may be adversely impacted due to our cost base increasing from a variety multitude of risks.

15. 55. Company Website, Products, Applications, Platforms, and Services Risks. The Company Website, products, applications, platforms, and services face significant global competitive Risks. This includes threats from larger competitors with more experience and resources, our target customer base not accepting our product offerings, our products failing to properly launch on schedule, our products and services failing to operate properly, and our website and services being disrupted because of service errors, cyber threats, and various other unforeseen threats.

Business Unit, Subsidiary Industry Specific Related Risks

15. 56. AFR Education Digital Unit Risks

15. 56. 1. AFR Education Unit Risks. The Company may encounter competition from more established and popular education and business literacy websites and apps that have more brand recognition and followers. The Company cannot guarantee a steady stream of clients who have a strong desire to learn and improve themselves. As a result, the Company may not be able to obtain a suitable number of clients for this unit to be profitable. The Education Unit relies on a subscription software as a service revenue model. We may not succeed in attracting customers and generating revenue or profits.

15. 56. 2.  AFR Education Value Chain and Competitor Risks.
Competitors include but are not limited to interactive education companies, traditional education institutions, and new education application companies.

15. 57. AFR Investing as a Service (AFR IAAS) Unit Risks

15. 57. 1. Investing as a Service (AFR IAAS) Business Unit Risks. The Company may be unable to properly execute our objectives and initiatives. Currently the Company does not have a team of programmers and engineers in place to code and create our product. The Company may lag in terms of innovation, speed, and execution in comparison to our larger competitors. The Company intends but cannot guarantee that it may offer clients the complete and best investment spectrum. The Company intends but cannot guarantee that investment recommendations, views, and services provided to clients may take into account the investor?s tolerance for uncertainty, market volatility, risk, and return expectations. The investments market has over the last several years transitioned more to a passive index investment strategy. This has led to asset manager fee compression. The Federal Reserve has pursued a quantitative easing, monetary expansion policy since the Great Recession in 2008. This has led to financial markets rising to historical highs due to a ?fed put.? Due to these changes, active, investment managers, and alternative asset managers have faced lower returns, lower fees, and lower profitability, and various other adverse factors that may impact the company. Asset managers are currently experiencing rapid asset class convergence and competition. There may be a period of consolidation and market share changes that may impact most asset managers. Additionally, asset managers now have to compete with quantitative, high frequency, algorithmic, and other computer-based investment programs. The capital market structure has changed dramatically and may pose significant risks to asset managers that generally are long-only investors. The Funds the Company intends to launch, manage, and offer may have concentrated investments. The Company intends to potentially invest in micro and small cap companies with limited liquidity. Individual Investment funds or future products may produce highly concentrated portfolios. Each Individual Investment fund that the Company intends to launch with the Proceeds from this offering may have a focused investment strategy and may not be diversified. The Company may be pursuing key investments in financial services (banking), financial tech, technology, and services. Since the Company is a specialist Alternatives Company focused on a few industries and intends to expand into other industries, the Company Investment funds may experience periods of lower profits and returns. Shareholders may receive a lower total shareholder return. The AFR Investing as a Service Unit relies on a subscription software as a service revenue model. We may not succeed in attracting customers and generating revenue or profits.

15. 57. 2. Automated Services-Robotic and Automated Investment Services and Technology-Platform Business Risks. Automated investment services are computer-driven investing systems that allocate capital to various investing strategies in the investing universe. Investing as a Service can be diversified or concentrated including but not limited to exchange traded funds(etfs), mutual funds, equity related strategies, fixed income related strategies, alternative asset strategies, and portfolios designed passive / index driven investing services.

15. 57. 3. Investing as a Service Platform Roll-Out Risks. The Company intends to roll-out a Digital Mobile Apple-IOS Digital Investing App as well as provide customized technology, digitally driven investment strategies, and digital portfolio offerings to clients globally. The Digital investing applications (Apps) industry is very highly competitive, and the company?s applications (Apps) may fail to gain traction and customers and the company may incur significant losses and a tarnished brand.

15. 57. 4. Digital Investing App Risks. Our Digital Applications
(Apps) may be developed initially without significant features and capabilities. The customer base may not accept our initial version of our app. While the Company would gradually increase and add to our capabilities as time goes on, the poor acceptance of our product may harm us in our attempts to grow and scale our user base and may lead to profitability. Additionally, our Future Products may not be able to successfully offer clients investments across the risk and return spectrum. Additionally, the Company may receive adverse and negative ratings and reviews regarding our initial applications, capability, and customer service.

15. 57. 5. Proposed Services Launch and Success Realization
Risks. All our services are proposed concept products that have not been funded, created, and/or launched as of the publication date of this document.

15. 57. 6. Digital Investing Value Chain and Competitor Risks. Our digital investing competitors include but not limited to Vanguard, Charles Schwab/ TDAmeritrade, Etrade, Robinhood, Webull, , Betterment, Wealthfront, and ETORO. These competitors may raise more capital, have more robust features, may have more customers, and may generate short-term losses in-order to gain market share, and attain unicorn-like valuations. While the Company has developed a comprehensive and strong marketing plans to obtain market share, there is no guarantee the Company may be successful in the face of these competitors.

15. 57. 7. Market Changes and Crisis Unit Risks. The digitization of Financial Services may dramatically transform and re-architect the Digital Investing Ecosystem. The Digital Investing and robo advisory market may impacted by various changes and market structure transformations. Additionally, since the product of digital investing is selling investing to investors, a market downturn or sideways market may prove unprofitable due to changes and transformations. Past Performance in not a predictor of future performance.

15. 57. 8. Investment Platform and De-Platforming Unit Risks.
The Company may be dependent on various financial services provider platforms. If the Company is no longer able to access platforms, the Company may not be able to achieve our objectives.

15. 57. 9. Application Platform and De-Platforming Unit Risks.
The Company may be impacted by Apple I-Tunes for each of our APPs (Applications) and various other digital Platforms vital to our operating success.

15. 57. 10. AFR Digital Platforms and Technology Risks. The Company may be unable to accomplish its goals of providing a new Apple-like technology, financial technology, and financial services platform. The Company is focused on innovating, improving, and extending financial services solutions in digital formats that the Company believe the market desires. The Company is designing and intends to build a multi-functional and multi-vertical financial technology platform. There is no guarantee that our efforts may be successful or profitable or that clients may interact with us on a large scale. The Company does not have a dedicated in-house technological team and currently lacks resources. Platforms may continue to become more advanced and require substantial investment to design, develop, build, provide, launch, market, and scale our technology related platforms. Business and Technology Platform may be disrupted and have less resources to compete and invest in the technology infrastructure. The Company may fail to create a unique platform. Without a unique platform, the Company may not be able to create technology network effects and build profitable platforms. The Company, Officers, Board of Directors, and other professionals lack the experience to build and scale a Platform Company.

15. 57. 11. Platform Company Value Chain and Competitor Risks. Application providers, software and hardware technology companies, the Company portals, I-tunes applications, enterprise software firms, and various other cloud firms. This includes big technology companies, software as service (SAS) Cloud, Platform as a Service (PAS) providers. Large technology companies including Google, Amazon, Apple, Alibaba, Microsoft, Oracle, Salesforce, IBM, and various others. This list is not all inclusive.

15. 57. 12. Investing as a Service Operational and Business Risks. The Company intends to build technologies, hire talent, and build a modern digital Investing as a Service company. The Company has not developed any of the technological platforms required to meet our forecasted financials. Costs may exceed our capital and financial resources to operate at a break-even point. The Company may not capture the product and market opportunity due to hiring?s, operational, and technological growth issues. Portfolio Company Investments may severely impact our performance. The Company may not be successful in raising the capital for funds and future funds. Funds are subject to offerings, filings, exemptions, approvals, and reporting.

15. 57. 13. Investing as a Service Process Risks. Investing as a Service Process Risks include fund investment and portfolio management Risks, fund portfolio manager Risks, fund compliance and reporting Risks, fund investor relations and client service Risks, fund distribution Risks, fund leverage Risks, fund currency Risks, fund lockup and redemption Risks, and position limits. The Company intends to utilize a proactive and vigilant oversight of portfolio concentration.

15. 57. 14. Investing as a Service Private Equity Business Risks. Private equity Risks include investment due diligence risks, investment agreements and counterparty risks, purchase price risks, contribution equity transactions risks, company operating environment risks, private equity access to financing risks, unsuccessful investment portfolio company profit realization risks , private equity financing costs risks, management attrition risks, operating partner risks, corporate governance oversight risks , and investment harvesting risks.

15. 57. 15. Investing as a Service Private Equity Industry Competition Risks. The Private equity industry faces increased competition which may reduce profits in the industry. The Industry has 5000 or more firms with substantial investment capital or ?dry powder?. The industry, the Company, and our Private Equity Business Unit may experience low fee revenues. Due to the global nature of private equity and further adoption of private equity and alternative investment strategies and style by other market participants and operators, the Company may have to compete for many years in order to win market share. Index Managers like Vanguard, Blackrock, and many other firms have announced enhanced investment into Private Equity.

15. 57. 16. Investing as a Service Trading Investment Process
Risks. The Investing as a Service unit may experience unforeseen
Investment process risks. The Company intends to invest in Investing as a Service process technology.

15. 57. 17. Prime Broker Platform and Systems Risks. If our prime broker faces downtime from an outage or another incident that is out of our control, it may impact our business.

15. 57. 18. Investment Opportunity and Transaction Sourcing Risks. The Fund may experience investment opportunity Risks. The company may fail to find, source, identify, execute, and exit investment opportunities. The lack of Portfolio Investment and Transaction Deal flow may reduce overall Fund Returns. Additionally, the Fund may experience competitive Risks from other Investors that also may reduce the availability of Investment opportunities due to relative competitors scale and purchase price parameters. There is no assurance that the company may be able to generate attractive returns and meet the Fund?s Investment Objectives.

15. 57. 19. Other Investments. The Company may pursue other alternative investment opportunities. New investing frontiers are very risky.

15. 57. 20. Asset Class Risks. Equities have a multitude of
Investment Risks that may impact the underlying values and impact operating results of portfolio investments.

15. 57. 21. Cross Asset Correlation Risk. Interconnected markets and market price information symmetry may produce pronounced portfolio impacts.

15. 57. 22. Complexity Risks. The Active/Activist, Event Driven, and Private Equity investment asset class is complex and consists of an infinite number of variables, scenarios, and outcomes that may adversely impact portfolio values. Due to the complexity of the Fund?s strategies, the Company may encounter a complete loss of principal.

15. 57. 23. Active Investing Risks. Active Investing involves security selection Risks. Additionally, the combination of Investment opportunity identification and portfolio investment specific strategic Risks can severely impact portfolio holding values. The Fund?s Investment Strategy requires Attractive Investment Position Acquisition Prices, company value creation and maximization actions, and Attractive Sale Prices.

15. 57. 24. Alternative Assets, Digital Coins, Crypto-currency
Investment Risks. The Company may pursue initiatives related to Alternative Assets, Digital Coins, Crypto-currency, and digital assets.

15. 57. 25. Investing as a Service Assets under Subscription Risks. Currently THE COMPANY HAS ZERO Assets under Subscription model. If this offering fails to materialize, the Company may not be able to grow our Subscription Services Revenue. If our other strategic initiatives put a strain on our resources, the Company may fail to have the required capital needed to grow our Subscription Services Revenue.

15. 57. 26. Investing as a Service Risks. The Investing as a Service include investment strategy acceptance, investment success risks, investment launch risks, organizational scaling risks, legal documentation risks, investor acceptance, compliance risks, due diligence risks, and transaction execution risks.

15. 57. 27. Prime Brokers and Executing brokers Services. The Company has also developed strategic relationships with Prime Brokers and seeks to efficiently utilize their services offerings, pricing structures, and clearing relationships. Initially at the outset, the Company may utilize a business brokerage account and transition to other Broker relationships. In the Prime Broker Relationships, the Company is seeking a variety of services including outsourced trading services whereby the Company indicates our mandate, and the Prime Broker executes and facilitates such mandates. The Trade information at the end of day is sent to the Company?s Administrator via a Trade file and subsequently the Administrator sends this reconciled file to our company. The Company then can provide that information to clients on a T -2 or more clearing schedule if applicable. The Company intends to utilize Wells Fargo Prime services for daily real time position monitoring via a trading portal. Prime Broker Services, Capabilities, and Risks include but are not limited to Prime Services which includes Trade Execution, Settlement, and Reporting. Additionally the Prime Broker may provide record maintenance and reporting systems, market making capabilities in certain securities and markets, market pricing and quote services, access to liquidity pools, margin capabilities, securities lending capabilities, position financing capabilities, volume weighted average pricing (VWAP) services, post trade settlement services, volatility management services, block trade capabilities, short selling capabilities, maintenance of security masters, corporate actions and proxy related information and notices. The Company may also utilize prime brokers to subscribe and purchase underwritten offerings for the company business brokerage account for individual business unit subsidiaries. The Company may be severely and negatively be impacted by Prime Broker technology platforms, other related technology platforms, and financial data platforms that may not be fully functioning or experiencing issues that may impact the Company?s operating capability. The Company seeks relationships that can provide us with an integrated service offering across Investment Banking, Institutional Brokerage, and Investing as a Service. The company may incur Prime Brokerage Commissions, Expenses and fees. The Company may utilize Cash and Margin Accounts with Prime Brokers and may maintain a cash account and a margin account in the Company?s name on the Prime Broker?s books. For Margin Accounts, the Company may deposit cash or post collateral in order to maintain such margin accounts. Our Service Providers may make mistakes that result in Busted or Failed Transaction Trade Errors. Purchase and Sales of Securities may be executed resulting in inaccurate security, client account, and amounts. Diversified and integrated financial institutions and services firms may provide to the Company investment banking, corporate finance, Investing as a Service, restructuring, corporate governance, underwriting (equity and debt transactions), fairness opinions, transaction and financial advisory, takeover financing capabilities and services.

15. 57. 28. Service Provider Corporate Supply Chain Risks. As the Company relies on the service providers to execute our daily business activities, an outage could be detrimental to our business. The Company may retain independent contractors to provide various services for us, including administrative services, transfer agent services, and professional services. Such contractors have no fiduciary duty to us and may not perform as expected or desired. We may also face unique supply chain risks. Labor, resources, sourcing, and delivery of various business-related material may be severely and negatively impacted by various current political, economic, structural, and fiscal economic risks.

15. 57. 29. Communication System Risks. Each of our offices may be located where Verizon has 4G and high-speed communication and internet networks. However, should such systems experience operational issues that impact our offerings and services, our business may be materially and negatively impacted.

15. 57. 30. Research, Data, Market Data Risks. The Company intends to utilize third party research and data services including providers of research reports, facilitation of meetings with research analysts and strategists, investors, and company executives. Research Services include economic and capital market, industry, company legal and securities, new trends, transactional (Including accounting and tax research), political, asset class, valuation, and performance research analysis services. The Company intends to utilize technology providers to bolster our investment research, analysis, and execution activities. Market data is utilized to make informed investment decisions. Additionally, market data is utilized in computer programs utilizing algorithmic and automated task processes. The Company intends to source market data from data vendors including Bloomberg, which the Company believes to be the most accurate market data provider. Nonetheless, the Company may be adversely negatively impacted by service disruptions and connection Risks. External Service providers may experience outages or delays or go offline, The Company is not responsible for any network downtime or liability as a result of externally managed platforms or service providers.

15. 57. 31. Investing as a Service, Private Equity & Alternative
Risks. Investing as a Service Risks include improper maintenance, improper operation, and improper risk management and sub-optimized Investing as a Service systems.

15. 57. 32. Management and Integration Risks. Various Investment strategies require active management, and the company may experience corporate management and integration risks.

15. 57. 33. Front Office Risks. Front Office Risks include Executive Risks, administrative officers and director Risks, corporate strategy Risks, investment management Risks, Investor Relations and sales Risks, and corporate finance planning Risks.

15. 57. 34. Middle Office Risks. Middle Office Risks include risk management Risks, profit and loss calculation Risks, and information technology related Risks.

15. 57. 35. Back-office Risks. Back-office Risks include trade processing, settlements, clearances, record maintenance, regulatory compliance, accounting, financial reporting,
Investing as a Service technology and data, and Technology, Analytics, and Reporting platform(s) Risks.

15. 57. 36. Active Equities Investing as a Service Risks. An active equities portfolio and investments may experience higher levels of volatility, portfolio investment selection risks, industry selection risks, investment execution risks, company specific liquidity and exit risks.

15. 57. 37. Investing as a Service Business Track Record Risks.
The Company does not have an existing Portfolio Track Record.

15. 57. 38. Investing as a Service and Portfolio Benchmark
Risks. The Fund?s Benchmark/Index may have composition that may improperly reflect and an unsuitable Relationship. Please see the Benchmark section of this Offering Document.

15. 57. 39. Investing as a Service, and Portfolio Turnover. The Fund seeks long term value-oriented investments. However, if the Company believes that Portfolio Gains should be harvested, the Investment Costs (transaction and brokerage expenses) of the Fund may increase in proportion to the Portfolio Turnover. Higher Portfolio turnover rates can adversely impact the Fund?s investment portfolio.

15. 57. 40. Investing as a Service and Individual Stock Risks.
Individual Stock and Equity positions can produce concentration and single security Risks that may severely impact individual
Securities and investments.

15. 57. 41. Investing as a Service Trading Issue Risks. Capital Market trading Issues may result in halted exchange listed Portfolio Company Securities due to various issues including market reactions due to release of information or existing volatile market conditions. Trading entails risking investment capital to achieve returns, positive and negative alpha factors, and sources that may materially impact our investment, financial, and operational resources. Capital markets are prone to false expectations of risk and valuations may reflect such sentiments.

15. 57. 42. Investing as a Service Trading Execution Risks. The Efficiency of trading execution may be adversely impacted due to various related and unrelated company, market, and industry factors. The Company may not be able to make or dispose of investment positions and the Company and Investing as a Service unit Investment Portfolio and positions may be severely impacted by trading limitations, errors, interruptions, and Portfolio and Trading Management systems issues. Portfolio Investments made by the Company and Investing as a Service unit may not be optimal as it relates to position sizing due to a lack of capital, rebalancing transactions, and position allocation limitations. Investing including control investing consists of various trading Risks including but not limited to trading limitations, position entry and exit Risks etc.

15. 57. 43. Investing as a Service Trading, Transaction
Execution, and Settlement Cost Risks. Fees, brokerage commissions, trading expenses, and advisory expenses may impact total return. The Company may be negatively impacted by Pre-trade and post-trade expense Risks.

15. 57. 44. Investing as a Service Trading and Portfolio
Investment Transparency Risks. Portfolio Companies may delay and may not provide company related information to the Investing public that produce transparency Risks.

15. 57. 45. Investing as a Service Portfolio, Positioning, Pricing, and Volatility Risks. Investment strategies produce in certain circumstances more position price volatility and can result in material changes in security prices in a specific company, industry, and country. Due to potential significant investment ownership of Portfolio Investments in a single company, the Fund may not be able to exit investments in a timely and profitable manner to lock in gain. Certain investment strategies require control investing to achieve implementation of initiatives.

15. 57. 46. Investing as a Service Equity Investing Risks.
Equity Investments are impacted by Company, industry, economic, capital market, international Risks and various other equity related Risks stated herein.

15. 57. 47. Investing as a Service Portfolio and Investment Valuation Risks. The Company?s business units and public equity portfolio and investment valuations may be impacted by asset and portfolio changes. Industry valuations may change over time and certain industry sectors may gain higher valuations in the form of market cap, price to earnings ratios, and an emphasis on various fundamental valuation metrics. Additionally, the Fund may be exposed to industry and market valuation methodology changes and rating criteria changes. Consolidated financial statements incorporate valuation metrics that may be impacted by errors, financial reporting, human error, utilize false Company data, incorporate inaccurate assumptions, contain errors in analysis, and result in false Company investment assessments and various other valuation input Risks. Individual Stock and equity positions can produce concentration and single security Risks that may severely impact individual Securities and investments. Valuation has been noted by market practitioners as both an art and a science. The Company may at times overvalue, overpay, and may receive at disposition lower Company sale values.

15. 57. 48. Investing as a Service and Option Contract Risks.
The Company may experience option related Risks including principal loss and contract premium investment expenses.

15. 57. 49. Investing as a Service Short Selling Risks. The Company does not anticipate having a material ?short book?; yet in certain investment scenarios the Company may utilize short selling to hedge or diversify excessive risk that may adversely impact Portfolio Investments. Short selling consists of potential position value deterioration and margin call Risks. Stock Lending requires a reliance on third parties, collateral availability, position cash flow projections and transaction borrowing and exchange Risks. The Fund may lend its Portfolio Securities to various market participants and may experience losses or delays in receiving payments and its securities due to various adverse issues experienced by our counterparties in these types of transactions. Interest on the Lending of securities can impact underlying company dividends and other negotiated income and payments. Lending Securities can be impacted by increases or losses of the underlying securities values. Lending securities are also exposed to recovery of securities and claims Risks.

15. 57. 50. Investing as a Service Financial Futures Risk. The price of a futures contract may go up or down. Future?s trading can be riskier than equity trading because of the leverage involved. It is due to this leverage that it is possible to sustain significant losses that exceed the original investment.

15. 57. 51. Investing as a Service Correlation Risks. Due to the nature of the Company's operations and our capital structure, the Company may be impacted by general market trends. Due to a high beta/risk correlation to the overall market, the Company may experience volatility and liquidity issues should there be a pronounced and protracted market downturn.

15. 57. 52. Investing as a Service Hedging Risks. The Company may utilize hedging strategies that may include establishing offsetting positions in financial instruments like single Stock
Futures or Index Futures.

15. 57. 53. Investing as a Service Credit Risks. Credit Risks include credit spread Risks, Industry credit Risks, and covenant acceleration Risks. Additional credit Risks include Interest rate Risks, higher financing and borrowing costs, inflation Risks, Credit security sell-off Risks, equity price deterioration, and higher correlation to interest rate Risks.

15. 57. 54. Investing as a Service Investing Style Risks. All investments involve the risk of a loss of capital. The Company believes that the Partnership?s investment strategy and its research and portfolio risk management techniques attempt to mitigate Risks through careful selection of investments. No guarantee or representation is made that The Company?s investment program may be successful, and investment results may vary substantially over time. There can be no assurance that the Portfolio Investments may increase in value or that the Company may not incur significant losses.

15. 57. 55. Investing as a Service Purchase and Sale Risks. Portfolio and asset investments may entail and require active ownership and representation. Participation may require that the our Investing as a Service unit professionals to nominate, elect, select, and approve, our representatives to the Board of Directors and or Officers of the Portfolio Company. Additionally, Insider trading laws of the United States may impact the acquisition and sale of existing and additional Investments that the company is associated with and are serving as a Directors, Officers, and Employees of such Portfolio Company Investments which may adversely be impacted by the regulatory restrictions that prohibit such activity. Any such restrictions may have a material adverse effect on the Fund and the value of any investment in the Portfolio Company Investments.

15. 57. 56. Portfolio Management, Portfolio and Company Risks. The Fund may experience Portfolio Administration Risks as the Company grows and as the Company increases our number of portfolio holdings over time. There are a multitude of Portfolio Management, Portfolio and Company Risks including, absolute return (alpha) and beta Risks, back testing Risks, Bloomberg Terminal and other technological disruption Risks, counterparty Risks, credit Risks, currency risk (such as dollar based Risks), transactional execution Risks, diversification Risks, equity / principal Risks, exchange and index traded fund Risks, exchanges related (NYSE, Nada, OTCBB, BATS, Dark Pools) Risks, expected monthly returns change Risks, FX of inflation Risks, hedge analysis and hedging- SP Index puts Risks, interest rate Risks, investment strategy ? portfolio manager and employee Risks, investment term Risks, lending of portfolio Risks, leverage /margin Risks/ and risk factors, management of liquidity Risks, mark to market accounting Risks, market capitalization and enterprise size Risks, monitoring and oversight Risks, option Risks, performance -inclusion and exclusion of securities to indexes Risks, portfolio documentation Risks, portfolio error Risks, portfolio projection Risks, position calculation error Risks, position execution and trading Risks, position trading limits and exposure risk, report inaccuracy of real time profit/loss reports Risks, revenue diversification Risks, position management Risks, position price Risks, position VWAP Risks, post trade Risks, post trade-analysis Risks, post trade-reporting Risks, potential for proxy fights and related campaigns Risks, purchase price principal loss Risks, rebalancing Risks, returns/expected risk-adjusted return Risks, returns Risks, risk of long biased, not market neutral Risks, rogue trader Risks, settlement Risks, structuring and restructuring Risks, style drift Risks, trade execution, technology, trade processing, & trade settlement Risks, trading Risks, trading transparency Risks, unexpected loss Risks, valuation Risks, and volatility Risks which include active volatility management Risks that may produce concentration of core portfolio holdings Risks.

15. 57. 57. Risk Management Systems Risks. The Company intends to utilize and evaluate various Risk Management systems for the company in order to utilize them for the investment side of the business.

15. 57. 58. Product Suitability Risks. Registered Investment Advisors are required by law to register with the Securities and Exchange Commission. The Company intends to register with the Securities and Exchange Commission as a Registered Investment Advisor once assets under management reach the $150 million mark. Source:
https://www.sec.gov/divisions/investment/guidance/private-fund-
adviser-resources.htm.
Additionally, the Company intend to abide by the Fiduciary rule standards at the individual fund and subsidiary level. Source http://www.finra.org/industry/faq-finra-rule-2111-suitability-faq
An investment in the Stock is long term and illiquid. The offer and subscription of the Stock may not be registered under the Securities Act or foreign jurisdictions but may be registered with the Securities and Exchange Commission via a Form D 506 3(c)(7) Company exemption filing and or via the Regulation A Tier 2 (?Jobs Act:?) Registration Exemption. Investors cannot transfer and attempt to sell their Stock and a market may not be available for the sale. Purchasers of Stock must be willing and able to bear the economic risk of their investment for an indefinite period of time. It is likely that investors may not be able to liquidate their investment. There can be no assurance given as to the likelihood of the creation of a private or public market for The Company Stock developing, the liquidity of any such market, the ability of the Investors to sell The Company Stock, or the availability of suitable prices that investors may obtain for any of The Company Stock. No prediction can be made as to the effect, if any, that future sales of The Company Stock or the availability of The Company Stock for future sale may have on the market price prevailing from time to time. Sales of substantial amounts of our The Company Stock, or the perception that such sales could occur, may adversely affect prevailing market prices of The Company Stock, if any. Consequently, you may not be able to sell your investment.

15. 57. 59. Long-Term Nature of Investments Risks. Many of the Investment funds the Company intends to launch with the proceeds of this offering may have long dated investment profiles. The Company is focused on long term share price and total returns. The Company?s Investments including our alternative investment products, services, funds, and platforms are long-term oriented. Investors seeking a high rate of return in a short period of time should understand and acknowledge that the Company is under no obligation to invest. The Company may wait until the management believes it may achieve an optimum opportunity to invest. Long term investments are classified as holding period of a minimum of one year. The Company may stay invested for many years, however if circumstances, business thesis change, then the Company may look to exit investments and units. The Company may be too early or late in investing, scaling, execution, sizing, timing, and risk management. Investments and Assets in certain market cycles for various reasons require investing patience in order for the market to recognize and find consensus levels that match our investments, assets, and active management expectations. Value may be realized at differing points in the economic, operating, investment cycle and our products and services are dependent on the performance of infinite possibilities and variables.

15. 57. 60. Lack of Client Purchase Options Risks. The Company provides three ways for clients to invest. They may invest individually as an investor client, allow the Company to invest on a client?s behalf, or select the Company?s customized investment solutions and products. Until the Company may not be able to deliver returns and grow as an entity. Clients may choose not to invest with us or only decide to invest via our digital investing products. Until the Company has our own digital investing products to offer them, the Company may not be able to effectively compete and may never make a profit and have substantial expenses related to our client initiatives.

15. 57. 61. Leverage Risks. The Company may be exposed to underlying portfolio company, business unit, asset, and investment leverage risks.

15. 57. 62. Potential Investing & Returns Risks. The Company looks for the fundamental intrinsic value of investments and may capitalize on unique investment opportunities. Nevertheless, the Company may not be able to achieve higher returns at lower costs.

15. 57. 63. Fees Disclosure. Most of our products may charge management, performance or bonus, and transaction fees among various other asset-specific fees related to investments and the operation of the company. The disclosure of these fees may prove harmful to us as many customers may seek a zero-fee company that better suits their needs.

15. 57. 64. Data Expenses and Fees. The Company may incur research, data, technology engineers, and digital transformation expenses and fees. The Company cannot properly anticipate their exact costs and how they may affect our bottom line.

15. 57. 65. Risky Asset Risk Return Spectrum Risks. The Company may invest depending on the mandate of each investment product into very risky asset classes excluding cash, insurance products, and guaranteed payouts. The Company may face significant losses due to the risky nature of these investments.

15. 57. 66. Asset, Company, Investment Research, Investment Strategy, Risk Management, and Portfolio Management Risks. Investing requires many interdisciplinary skills including corporate management, Asset analysis, Company Analysis, Investment research, Investment strategy, risk management, and portfolio management skills. Investing in new assets, investments, and financial products may expose investors to asset allocation and portfolio risks among many other factors.

15. 57. 67. Investing as a Service and Active Investing Convergence Risks. Investments in startups, private companies, public companies, alternative assets, private equity, hedge funds, private debt, and various other new asset classes are now converging to provide investors in an easy and cost-effective manner. Investing as a Service firms, wealth management firms, financial planning firms, banks, trust companies, new technology companies, new financial technology companies, payment firms, and international companies are all competing for the same customers in digital forms. Consolidation in various adjacent markets may severely and adversely impact our corporate viability and prospects.

15. 57. 68. Investing as a Service Value Chain and Competitor Risks. The most applicable industry cohort is the asset management value chain and competitors include but are limited to asset managers, Index Managers, Private equity firms, and financial services firms and competitors. There are numerous financial firms that may be competitors in this industry vertical. There are substantial risks relating to established competitors including Blackstone, Blackrock, Vanguard, State Street, KKR, The Carlyle Group, Brookfield Asset Management, T. Rowe Price Group, Affiliated Managers Group, Eaton Vance, and many other firms.

15. 57. 69. Investing as a Service Research Risks. Investment research has a long revenue cycle. Currently the investment research business is undergoing dramatic changes including the impact of passive investing and the impact of MFID II European Regulations on the U.S. investment and trading research market. Banks and Financial Services firms in the United States and Europe adapted to the European Union?s MIFID Rules and Regulations for Soft Dollar, Research, and Execution unbundling of fees. As a response to the MFID II Regulations, U.S. banking and brokerage firms have altered their research product offerings and pricing models effectively creating a paywall and client-pricing tiers. The Company do not have the same resources as our research competitors.

15. 57. 70. Investing as a Service Research process Risks. The Company is dependent on various research providers. Our intensive corporate, industry, company, economic, demographic, data, artificial intelligence, and various other research trade-secrets methods DO have accuracy, reliability, and applicability Risks.

15. 57. 71. Investing as a Service Research Analysis Risks. The
Company intends to be as informed as possible in relation to our efforts, but the Company may make common analysis mistakes. The
Company may not have complete and actionable information available to utilize for analysis.

15. 57. 72. Investing as a Service Research and Information Execution Risks. The Company may not have perfect information, analysis, or intelligence available to it. The Company may be impacted by various company and industry Risks due to unforeseen consequences due to the lack of perfect information and analysis.

15. 57. 73. Investing as a Service Bloomberg Terminal Dependency Risks. Currently the Company has developed a strong research platform that integrates various best practices and utilizes various market intelligence resources. The Company intends to utilize the Bloomberg intelligence research capabilities which includes the Bloomberg terminal and Bloomberg intelligence industry analyst resources. If for some reason the Bloomberg terminal has an outage or becomes unavailable, this may severally impact our ability to conduct accurate research.

15. 57. 74. Investing as a Service Research Value Chain and Competitor Risks. Research cohorts include but are not limited to financial firms including banks, traditional research firms, independent research firms, automated and artificial intelligence investment research firms, data driven artificial intelligence research technology research firms, traditional technology firms, financial technology firms, capital market firms, and research and data providers. Competitors include but are not limited to Rapid ratings, Forrester Research Inc., Accenture Plc, and Capgemini SE, Gartner Inc. and various other industry specific research firms.

15. 57. 75. Digital Investing as a Service Risks. The Company intends to eventually launch a digital financial services platform and app-based products and platforms via the creation of new and unique products and offerings. However, our clients may not accept our subscription-like investing as a service for investing. Furthermore, this is a resource demanding undertaking that requires key personnel to oversee and execute. The Company may be unable to properly accomplish this goal.

15. 57. 76. Digital Investing as a Service Disruption Risks. The Company faces Risks resulting from the revolution currently taking place in banking and financial services. Banks are offering digital banking products and services via automating their services and reducing headcount in order to create a digital consumer bank and financial supermarket enhanced by digital offerings and AI-enabled platforms. The invasion of technology and Silicon Valley consumer digital banking and payments companies and competitors poses great market disruption risks. Additionally, the proliferation of new digital offerings includes but are not limited to challenger banks, neo-banks, app-based banks, digital credit cards and accounts are leading the financial digital democratization and revolution. The Company seeks to create a modern fully integrated technology, financial services, and Platform Company. In the face of such rapid changes currently taking place in the market, the Company may not adequately achieve our strategic goals.

15. 57. 77. Digital Investing as a Service Value Chain and Competitor Risks. Competitors include but are not limited to traditional firms, new firms, and various financial and non-financial firms. These include but are not limited to traditional asset managers and Investing as a Service platforms of banks. The Company may NOT possess the required skillsets or knowledge base to accurately monetize opportunities efficiently. The Company intends to provide a full spectrum digital financial services platform consisting of financial and investable universe. All the following components of each industry value chain may consist of both public and private firms. Software as a service (SAAS) platform as a service (PAAS) and enterprise technology are required to build a modernized Digital Financial Services Platform. This also includes, marketing services, services, industry, business services, research services, consumer and personal services, education and training services, credit services, financial services, Investing as a Service, private equity, alternative Investing as a Service, online investing, automated investment products (robo-advisors), finance (lending, financing mortgage finance, consumer financial services, specialty finance), insurance, real estate related investments (real estate related investments and real estate investment trusts.), mobile banking, banks, custody & trust companies, broker dealers, market infrastructure firms, financial, technology, wall street, related technology, digital financial services, financial software, financial information, infrastructure services, financial technology data and analytics, insurance technology, lending, digital payments, processing services, digital & technology industries, internet information providers, cloud technology, data centers and services, automation technology applications, diversified communication services, enterprise and cloud software and computer services. Our actions could result in losses to our investors.

15. 57. 78. Digital Investing as a Service Innovation Risks.
Digital Investing as a Service provides advantages to the consumer (no fees, convenience, mobile, lack of a physical location) is proceeding at a rapid pace. As a result, the Company may not be able to adequately compete in this space in a timely and efficient manner.

15. 57. 79. Digital Investing as a Service Roll-Out Risks. The Company intends to eventually launch a Digital Investing as a Service Platform and create unique new products such as Digital Investing as a Service. The Company cannot guarantee that our Digital Investing as a Service app may be accepted by the public nor widely celebrated. Our lack of experience in this sector may adversely impact our strategic goals.

15. 57. 80. Digital Investing as a Service Partnership Risks. Partnerships with banks, payment networks, payment processors, and digital financial ecosystem providers is the preferred industry option. The Company currently lack these partnerships. The Company would like to eventually build a vertically integrated value and supply-chain enhanced company. Without these partnerships, this unit may not succeed. The Company may not be able to effectively gain the strategic partnerships the Company sees as vital to making the roll-out and acceptance of our Digital Investing as a Service platform a success. The Company currently has zero partners for our Digital Investing as a Service unit and none may ever develop. Without these partners, the Company may not be able to offer our customer?s exclusive features, benefits, capabilities, access, and perks like our competitors may be able to.

15. 57. 81. Digital Investing as a Service Financial Industry Risks. The Digital Investing as a Service Industry encompasses tremendous risks that could result in Digital Investing as a Service profits and activity reduction or losses. The Company may experience Digital Investing as a Service client attrition and may not have an appropriate technical response for such a scenario.

15. 57. 82. Digital Advisory and Consulting Risks. The advisory, consulting, and registered investment advisory industry requires in-depth expertise and fiduciary obligations. As the Company launches an advisory business, the Company may face fierce competition and may have to sustain losses until the Company builds a profitable business. The AFR Digital Advisory and Consulting may have substantial profitability, client attrition, and asset migration.

15. 57. 83. Advisory and Consulting Value Chain and Competitor Risks. Our competitors include but are not limited to Willis Towers Watson, Ameriprise Financial Inc., Julius Baer Group Ltd., EFG International AG, LPL Financial Holdings Inc., Perpetual Limited, Raymond James Financial Inc., Stifel Financial Corp, Hamilton Lane, Evestment, Booze Allen Hamilton, and Accenture.

15. 57. 84. Digital Marketing Risks. Our marketing initiatives may fail to catch on with the general public. The Company may fail in our efforts to develop, launch, and leverage new distribution channels and venues. Despite our marketing prowess and expertise, there is no guarantee that our marketing campaigns may be successful in bringing in new clients.

15. 57. 85. Digital Media Risks. The Company intends to continue to build the Media, News, and Digital Channels. The Company may fail to gain and keep the attention of viewers. The Company may fail to create compelling media that captivates the attention of our target market. The Company may fail to become a widely known, respected, and popular brand.

15. 57. 86. Lack of Digital Media Content Risks. The Company intends to launch AFR Media & TV as well as various other creative original financial shows, content, and streaming initiatives. The Company currently lack scripts, outlines, actors, anchors, and the many other requirements of having daily and compelling media content.
15. 57. 87. Digital Media Profitability Risks. The Media industry is a highly competitive marketplace with many technology companies launching their own streaming services with billions of dollars for content creation and marketing. The Company may not be able to effectively compete without the resources required to undertake such initiatives. The Digital Media may never become profitable and have severe variability of revenues.

15. 57. 88. Subscription and Youtube Risks. The Company may fail to attract the attention of the public with our original content. The Company may have difficulty in gaining subscribers for our Youtube channels. The Company is also unfamiliar with Youtube?s algorithms, constantly changing terms of service, and may face difficulties in growing and monetizing our channel.

15. 57. 89. Advertisement Risks. If the Company fail to gain traction and a large following for the company and its services, the Company may fail to gain advertisements and sponsorship deals. This could impact our costs and we may never make a profit without the financial support of advertisements and sponsorships.

15. 57. 90. Digital Media and Digital Channels Value Chain and Competitor Risks. Competitors include but are not limited to traditional news organization, podcast platforms, new media firms, content production firms, and streaming firms. Our Competitors include but are not limited to Bloomberg TV Markets and Finance, CNBC, Financial Times, WSJ, and any other News and Media Organizations.

15. 58. Public Company Management Risks. The Founder, Management, Board of Directors lack the Experience, Expertise, and Resources to Manage a Public Company. The success of this offering is dependent on the management. Management does not have a track record of taking companies public. This is the company?s first public offering. The Company?s management team has limited experience managing a public company, interacting with investors, and complying with the increasingly complex laws, regulations, and other obligations pertaining to public companies. After this Offering, the Company may be subject to significant regulatory oversight and reporting obligations as well as the continuous scrutiny of securities analysts and investors. These new obligations may require significant attention from the Company?s Senior Management and could divert their attention away from the day-to-day management of the Company?s business. The Success of this offering and continued Public Company Management is dependent on capital raised, market execution, and various other factors to facilitate all company initiatives.

15. 59. Financial Performance and Reporting Risks. Our Baseline assumptions utilize a forward future-oriented cash generation, profitability, and expense Pro-Forma Financial model, projections, and forecasts.

15. 60. Significant Fluctuations in Bi-Annual Corporate and Financial Results. The Company believes that bi-annual comparisons of its revenues and operating results are not necessarily meaningful, and that such comparisons may not be accurate indicators of future performance. The operating results of businesses in the Company?s industry have in the past experienced significant bi-annual fluctuations. If revenues fall bi-annually below the Company?s expectations and it is not able to quickly reduce spending in response, the Company?s operating results for that bi-annual report would be harmed. It is likely that in some future bi-annual report, operating results may be below the expectations of public market analysts and investors and, as a result, the price of the Company?s common stock may fall. As with other companies in the Industry, the Company?s operating expenses, which include sales and marketing, product development and general and administrative expenses, are based on expectations of future revenues and are relatively fixed in the short term. It should also be noted that the Company may rely on external parties to report our bi-annual reports and are not responsible for our service provider system availability and reportability.

15. 61. Company Capital Allocation Risks. The Company may allocate capital as it sees fit to optimize and capitalize our core business units as well as additional capital expenditures. The Company is a controlled company. The Company believes management and target industries are the key to out-performance. The Company seeks to actively conduct in-depth research, plan for deliberate actions and potential outcomes, and explore adjacent markets, products, and opportunities to ensure that the Company is allocating our shareholder?s capital prudently. The Company may make mistakes. The Company may fail to adequately deploy our shareholder capital efficiently or make investment decisions due to poor information and human error. Dividend Risks. We have never paid cash dividends on our common stock and do not presently intend to pay any dividends in the foreseeable future. Accordingly, any potential investor who anticipates the need for current dividends or income from an investment should not purchase any of the securities offered herein. In the interest of reinvesting initial profits back into our business, we do not intend to pay cash dividends in the foreseeable future. Additionally, The Company intends to utilize the use of proceeds of this offering to invest in the business and make public and private equity investments to produce revenues. Consequently, any economic return may initially be derived, if at all, from appreciation in the fair market value of our stock, and not as a result of dividend payments. The Company anticipates that any profits from our operations may be reinvested into our future operations. The Company intends to make investments in our future business units, technology investments, acquisitions, and public company portfolio investments at the Company. The Company, at the discretion of management and the approval of the board of directors and shareholders, may institute various capital structure related initiatives including issuing debt, launching a share buyback program, and various other capital related activities. The Company may evaluate, execute, and suspend a Stock Buyback programs. The Company does not intend to pay dividends in the foreseeable future; therefore, you may never see a return on your investment. The Company does not anticipate the payment of cash dividends on our common stock in the foreseeable future. Any decision to pay dividends may depend upon our profitability at the time, cash available and other factors. The Company may not institute a dividend or other similar capital distribution. The Company has never paid dividends on our common stock.

15. 62. Compliance, Reporting, and Public Company Monitoring Risks. Financial and Regulatory compliance requirements for The Company include Active management and compliance of The Company, internal public company management and compliance, private company management and compliance, marketing & investor relations management and compliance, investment management and compliance, transaction management and compliance, and various other compliance related Risks.

15. 63. Regulatory Development Risks. Regulatory changes can impact Financial Services, Technology, Financial technology, and services industries. Since the Company is in a period of regulatory volatility and change, the Company may be adversely impacted by sudden or long-term regulatory changes. Financial product regulatory Risks may impact Investing as a Service fee revenue and margins. A change in regulations may severely impact a security, and in extreme cases, the entire market. This change in the laws or regulations can increase costs, change the competitive landscape, and reduce the attractiveness of an investment.

15. 64. Compliance, Regulatory, Legal, and Litigation Risks. The Company and the investment industry is highly regulated and requires robust compliance processes. The company may experience unforeseen litigation. Further compliance Risks include registration, reporting, and compliance for regulation D related exemptions, registration, reporting, and compliance for regulation A related exemptions, registration, reporting, and compliance for the Registered Investment Advisor (RIA) Act, registration, reporting, and compliance for Florida Limited Partnership Compliance Risks, registration, reporting, and compliance for offshore related funds, registration, reporting, and compliance for Initial Public Offering Risks, developing and maintaining effective internal risk management, control, and compliance policies and procedures, limited partnership and fund compliance expenses Risks, banking and brokerage account compliance Risks, litigation Risks related to the investment strategy, Risks of investment fraud, anti-money laundering, regulatory investigations, selective disclosure, the Company?s notice, and whistleblower compliance Risks, regulatory and regulatory change Risks, tax related compliance Risks, cyber security compliance Risks, adherence to trading blackout and restricted periods compliance Risks, chief investment officer, portfolio, analyst, and other investment professional compliance Risks and document compliance Risks.

15. 65. Initial Public Offering (IPO) Compliance Risks. The Company may face significant risks due to compliance issues regarding compliance and control system reviews, examinations, production of information, or audits. The Company takes compliance very seriously and intend to develop robust compliance platforms.
15. 66. Accounting and Reporting Risks. The Company may experience accounting and auditor Risks. This includes but is not limited to accounting and auditor Risks, broker and bank Risks, Company accountant Risks, accounting error, fraud, review, financial restatement, and returns Risks, budgeting and expense Risks, waterfall, capital allocations, calculations, and distribution Risks, maintenance of books and records Risks, valuation, net asset value, and suspension of NAV Risks, benchmark Risks, taxation and tax withholding Risks, accounting & auditing fee expenditure Risks, fair value measurements and disclosures, and partnership performance reporting Risks.

15. 67. Auditing Services Risks. There may be mistakes or errors in our financials due to human error by our accounting and auditing provider. This could include unanticipated and unintentional errors and mistakes in our auditing, attestation report, and our accounting. The Company is dependent on Fund and Public Company Administrator & Outsourced Accountant Services. This includes the calculation of net asset values, preparation of all accounting records, financial statements, balance sheets, income statements, cash flow statements, bi-annually financial reports, internal accounting services for newly SEC registered hedge funds (middle office), preparation and on-going maintenance of investor capital-account journals, calculation of fund statistics, management and performance fees, and incentive allocation provisions, verification and recording of income and expense accounts, recording of investors? capital contributions and withdrawals, accounting for multi-series, multi-class, and master-feeder structures, coordination of the annual audit process, including preparation of financial statements in conformity with generally-accepted accounting principles, and fund-of-fund accounting, preparing investor account statements, fund performance reports, maintaining shareholder registers and partners? capital accounts, assisting with regulatory compliance and reporting, anti-money laundering, USA patriot act, ERISA, blue sky, stock exchanges compliance, maintaining investor static data and subscription bank accounts side-pocket processing, maintaining contact databases for investors rebate, commission and trail processing, assisting with capital call activity, maintaining share and partnership register, subscription, transfer, and redemption processing, share series administration, investor allocation and reporting, fee calculations, including equalization and share series services.

15. 68. Outsourced Chief Financial Officer (CFO) Risks. The Company may utilize outsourced Chief Financial Officer (CFO) Services firms and other financial experts. Services shall include any assistance, management, and creating integrated financial reporting systems.

15. 69. Financial Reporting Risks. The Company lacks Financial Reporting Process experience and expertise. While the Company takes compliance very seriously and seeks the best in class reporting, compliance, operational and control platforms and systems, the Company cannot guarantee a perfect filing and reporting system. Our lack of experience in reporting as a publicly traded company could result in errors and penalties. The Company may be subject to financial, stock exchange, and other reporting and compliance requirements.
The Company has not developed a standing accounting technology, control, and management information systems resulting in errors in reporting. Additionally, in the future, the Company may be subject to enhanced or rigorous reporting obligations under the Exchange Act, including the requirements of Section 404 of the Sarbanes-Oxley Act. Section 404 requires annual management assessments of the effectiveness of internal controls over financial reporting. In the event that the Company is no longer labelled as an ?emerging growth company,? our independent registered public accounting firm may be required to express an opinion on the effectiveness of our internal controls over financial reporting. To the extent applicable, these compliance, control, and reporting obligations may place significant demands on the company?s management, administrative, operational, and accounting resources and may cause the company to incur significant expenses. The Company intends to build a digital platform system to manage and report compliance, control, management information, reporting processes, procedures, regulatory requirements. Significant costs are required to build and accounting and finance control system. The Company may not develop systems that accurately and timely allow the company to file financial and public company filings. Any failure to maintain effective internal controls could have a material adverse effect on our business, operating results.
If the Company is not required to meet the reporting requirements of the Sarbanes Oxley requirements. However, if the company grows, raises more capital , and makes more than $90,000,000, the Company will be exposed to internal control and financial reporting requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (?SOX 404?), which promulgates that the SEC requires public companies to include a report of management on the Company's internal control over financial reporting in its annual reports. The Company may then be required to develop additional system capabilities to allow for testing, controls, and reporting requirements of Sarbanes Oxley. Should the company have material weakness in internal controls, and it cannot remediate such matters in a timely manner, investors and market participants may lose confidence in the reliability of our financial statements and our ability to access capital and retain credibility will be severely impaired. Financial Risks include incorrectly filed statements, balance sheet statements, statement of income, and statement of changes in stockholders? equity, statement of cash flows, and notes to financial statements, consolidated financial statements, and auditor reports. Other reports include capital balances, investment position appraisals, management summaries, performance fee summaries, statement of net assets, statement of operations, and security allocation reports. Financial performance reporting Risks can occur due to inaccurate performance results, financial reporting system failures, mistakes in filing on time and variations in the Company?s results of operations. Our announcements regarding the Company?s earnings may not be consistent with market expectations. This could severely and adversely impact the Company. For the first 5 years of operation, the Company intends to reinvest our free cash flow back into the Company to drive growth. For a complete Projected Revenue, Roadmap to Profitability, Initial Audit Letter and Report, Balance Sheet, Income Statement, Cash flow statement, Statement of Stockholders equity, additional exhibits, please see the Company website for more information at www.AFRFin.com. The Company may increase its cash position to up to 100% of its assets when the Management deems it prudent or when a defensive position are warranted considering market conditions.

15. 70. Company Earnings and Revenue Growth Risks. The Company take a systematic focused approach towards products, process, marketing, distribution, and agile business models to drive revenue growth. This approach may fail. While the Company intends to seek growth, diversification, and integration to create long-term value, this is not guaranteed. Our strategies may fail to make a profit and the Company may have a negative cash flow. The Company may be unable to achieve scale via an efficient, productive, and optimized enterprise. Our approach may need to be re-examined and the Company may not achieve our market entry and product profitability objectives. The Company revenues may be severely and negatively impacted by an economic downturn, contraction, recession, depression, or any other financial shocks. Company Earnings growth risks include but are not limited to the company, its business units, or other associated assets. The Company has generated operating losses in order to establish the company and thus severely impact our ability to continue as a going concern. The Company may generate operating losses before the development, marketing, sale, and profitability of our products. The Company may have to cover any shortfall in operating capital from sales of equity and debt securities, but there can be no assurance that the Company may continue to be able to do so. The unpredictable economy in the United States and the volatile public or private equity markets may make it more difficult for us to raise capital. Availability of capital may negatively and severely impact our operations or liquidity. If the Company cannot raise the funds required, the viability of the business may be at risk. We may not generate revenue growth and may experience declining profit margins. Furthermore, we may never have improving profit margins.

15. 71. Company Profitless Growth Risks. The company seeks to sell, market, distribute, and grow our profits. There may face periods where the Board of Directors, Shareholders, and Management may elect to grow instead of focusing on profitability. Resources, Execution, and Market Share is key for a Profitless growth company or such a company may no longer survive.

15. 72. Financial Revenue, Earnings and Results Risks. Financial Revenue, Earnings and Results Risks include but are not limited to disappointing future potential earnings, disappointing financial results, no financial earnings guidance, lower financial earnings guidance than median research analysts, failure to meet specific projections, lower future potential earnings, and future profit delivery risks. The Company may not accurately model, predict, project, or forecast future financial results as it relates to the company?s profit initiatives. Earnings growth for emerging growth firms, micro-capitalization, and small-capitalization companies have tremendous earnings and profitability risks. The Company may make statements that may not materialize due to many factors including but not limited to imperfect market information, customer changes, product changes, brand changes, and other inputs that may be beyond the control of the company. Moreover, the Company?s projections are subject to uncertainty due to potential economic, legislative, political or other changes that materially and adversely may impact our business and financial performance. To the extent assumed events do not materialize, actual results may vary substantially from the projected results. As a result, no assurance can be given that the Company may achieve the operating or financial results set forth in its financial projections and, accordingly, investors are cautioned about placing undue reliance thereon. Our financial figures are contingent upon a successful capital raise. We intend to continuously create new products that we believe will enhance our revenue profile and drive long term growth. However, there may be substantial obstacles that may hamper or completely prevent us from achieving our financial goals.

15. 73. Service Provider and Dependence on Service Provider Risks. The Company is dependent upon the mission critical services of its Service Providers. Management intends to evaluate and determine outsourced service providers. The following Service Providers may provide the following services based on the scope of the company?s business strategy. Each activity listed herein has inherent operational Risks and this is not an exhaustive description of the services the following service providers provide.
The Company may, until the Company has the assets under management to warrant the relationship initiation, conduct the Administrator related actives in-house akin to the Buffet partnership.

15. 74. Transfer Agent Services Risks. Transfer Agents are responsible for and provide Securities Transfers, Securities Issuance, Corporate Actions, Proxy Services, Annual Meeting Services, Initial Public Offering (IPO) services, CUSIP Services, Reports, Records Retention, Electronic Information services, Security Certificate Printing, Lost Shareholders Services, and Asset Recovery Services.

15. 75. Custodian and Custody Services. The Company may hold securities in Brokerage Accounts held in Custodian accounts.

15. 76. Debt, Balance Sheet Expansion, and Credit Management Risks. Upon our Initial Public Offering, the Company may utilize, as an advantage to us, the use of our balance sheet. In the future, the Company may issue and syndicate company debt that may require interest rate payments. A higher proportion of our capital structure may consist of debt, thereby having a higher debt to equity ratio. This may result in a credit downgrade by the credit rating agencies that the Company seeks ratings from (Standard & Poor?s, Moody?s, and Fitch). Upon issuance of corporate debt, a market in credit derivatives and credit default swaps may emerge. Should the company issue debt, the Company may invest in acquisitions, new corporate formations, share buybacks, and other corporate uses. Currently the Company DOES NOT have a strong capitalized balance sheet.

15. 76. 1 Debt Risks. Small companies may face additional pressure from the rising cost of debt if interest rates rise because they tend to be more reliant on external capital to grow than large companies. Debts or Liabilities may harm our ability to grow and become profitable due to the interest coverage and payment terms.

15. 76. 2 Risks of Company Borrowing. The Company may utilize financing sources to capitalize Individual Company Investments. Lending Commitments and Agreements may entail financial and restrictive covenants that individual Company Investments may be responsible for. Company Investments may adversely be impacted by unsustainable debt burdens and may lead to bankruptcy and various restructuring and reorganization events.

15. 76. 3 Company Credit and Default Risks. Portfolio investments may adversely be impacted by default, restructuring, equity value destruction, leverage, corporate borrowing, debt service obligations, financial contract, covenant, unpaid commitments, interest rate, financing, and financial Risks.

15. 77. Technology Risks. The Company may process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Company and the personally identifiable information of the investors. Similarly, Service Providers of the Company, including the Future Company Administrator may process, store, and transmit sensitive investor information.

15. 77. 1. Platform and De-Platforming Risks. The Company may be dependent on various application, technological, cloud, and other digital platforms. If the Company is no longer able to access platforms ? the Company may be limited due to the network effects of digital platforms.

15. 77. 2. Internal Corporate Technology Development Risks. The Company may face internal corporate technological challenges because of the rapid adoption of technology, telecommunications, platforms, and various other technologies and software. The Company intends to utilize a portion of the use of the proceeds from this offering to build an account management and various other digital banking and financial services technologies. These systems are costly and tend to have long development and long duration project cycles. The Company may be impacted by technological changes that may impair our profitability and increase our expense and cost base. The Company is a financial services company, and our competitors may have bigger capital investment and expenditure budgets. The Company may be impacted by Apple I-Tunes for each of our APPs (Applications) and various other digital Platforms vital to our operating success.

15. 77. 3. Financial Infrastructure and Service Providers Risk. The Company intends to independently, and in partnership with financial infrastructure and service providers, to create a digital distribution platform to market, offer, and sell our products and services. Our success depends on our relationships with financial infrastructure and service providers to become our partners. If the Company lacks these partnerships, the costs of independently creating a digital distribution platform may have an impact on our timetables, expenses, and earnings.

15. 77. 4. Up-Time Risks. If our technology systems, the Company websites, products, applications, platforms, services, social media accounts, and media content are off-line or no longer accessible by our customers and stakeholders, the Company may experience delays in restoring our operations. Additionally, the Company may not be able to fully restore our technology systems internally and may have to rely on outside help. This help may be costly, inefficient, and expensive. The Company may be exposed to an expensive delayed response.

15. 77. 5. Fully Effective Contingency Plan Risks. While the Company seeks to have a comprehensive and effective contingency plan for every setback and incident that the Company may encounter, the Company cannot predict and foresee every possible emergency that may affect our organization. The Company employs a simple management model akin to Berkshire Hathaway, where the Company employs telephones, in-person meetings, and intends to develop individual business-unit contingency plans that are customized per each business. The Company focuses on managing businesses simply and may decrease our use of technology and real estate as the Company progresses in our corporate evolution.

15. 77. 6. Technology Hardware & Software Risks. Currently the Company does not rely on corporate technology hardware and software for our daily business activities. However, the Company does utilize the following, including but not limited to, email, the Company website, hosting services, software as service providers, and platform as a service providers. The Company does intend to build advanced technology systems, platforms, applications, and corporate management systems. The Company may be impacted by a limitless list of technology Risks that includes, but is not limited to, hardware malfunctions, cyber-attacks, internal-driven intrusions, technology breakdowns, technology obsolescence, malware, viruses, and various other technology Risks.

15. 77. 7. Company Digitization & Automation Risks. The Company plans to digitize and automate as much of our Company processes, workflow, and platforms as possible. The Company does not have a timetable or a cost for this process. The Company may have to rely on a large staff for many years before the Company is able to confidently move forward with our plans to be as automated as possible. This process may prove costly and may put a strain on our resources.

15. 77. 8. Artificial Intelligence and Machine Learning Risks. New developments in the field of information and financial technology can materially impact the Investment results of the Company. Technology Risks include the development and introduction of Artificial Intelligence and Cognitive and Deep Learning Computing Risks. These developments can materially impact the market share of various market participants across multiple industries.

15. 77. 9. Automated Technology Risks. Improper coding and design may impact our existing IT infrastructure while routine IT platform changes may impact our current automation solutions. Furthermore, errors as a result of automation may reduce the accuracy of our regulatory reports, opening the Company to legal violations, fines, and sanctions. Increased processing errors may be caused by poorly designed automation solutions that the Company lacks the proper knowledge to oversee. Finally, there is a risk that poorly implemented finance and accounting robotic process automation can result in inaccurate or incomplete financial reports, financial restatements, and reputational damage.

15. 77. 10. Edge Computing Risks. Edge computing is a distributed computing paradigm which brings computation and data storage closer to the location where it is needed in order to improve response times and save bandwidth. While not as popular as cloud computing, Edge computing may play a pivotal role in the speed of financial decisions and computations. The Company may not be able to properly compete in the growing field of edge competing and the Company may not have the experience needed to take advantage of such systems.

15. 77. 11. Cyber-Security Risks. The Company may, when such investments are required, implement procedures and systems designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. Cyber-security Risks may continue to be a problem in the future in our industry. They include a breach of our data that includes the PII (personally identifiable information) from users, clients and consumers, cyber extortion, loss or damage to our digital assets, crisis management and reputational costs that the Company may incur from a successful hack/data breach, insurable fines and penalties that the Company may incur from a successful hack/data breach, multi-media liability (IPR infringement. defamation, breach of privacy), network interruption, non-physical business interruption and extra expensed associated from such an interruption, notification expenses, privacy regulation defense costs, security and privacy liability, and social engineering and Fund transfer fraud. If our proprietary information and/or data that the Company collects and stores, particularly billing and personal data, were to be accessed by unauthorized persons, our reputation, competitive advantage and relationships with our members could be harmed and our business could be materially adversely affected. The Company intends to utilize Service Providers with the best in breed cyber and network capabilities to prevent unauthorized access to Company related data and information. At the time of this Offering, the Company does not have substantial information systems apart from the Company website and e-mail system. The Company may utilize different Software as a service (SAAS), Platform as a service (PAAS), and Enterprise technology. They may experience technological issues that may impact our operations. All the Company?s future service providers may be responsible for cyber and other electronic security responsibilities via each service provider?s client portals. All client information may be protected to the best of the Company?s capabilities and good faith. The Company intends to, upon the completion of this offering, to establish and utilize at the discretion of management cyber related security and solutions. Due to Covid-19, our reliance on remote working may increase our cybersecurity risks. We rely on communication systems including phones, internet service providers, computers, our website, and various other resources and how these systems remain in-tact are not in our control. However, we intend to continue to develop ways to ensure that sensitive information, data, and operations are protected and enhanced. Our current resiliency is effective but by no means impervious to risks. We may be strained by sophisticated cyber-attacks and hacks.

15. 77. 12. Digital Economy Risks. The Digital Revolution is disrupting every industry via smartphones, application (apps), and on-demand services. Despite our best efforts, the Company may fail to properly prepare to take advantage of the opportunities of the Digital Revolution. The Company itself may be disrupted by new digital upstarts. The Company cannot adequately anticipate what technologies may succeed and which may fail. The speed of disruption and innovation is something that the Company cannot accurately predict. We may be unable to compete with our competitors who possess greater resources, greater market share, and have more resources than us. The Company may be unable to capitalize on the advantages offered by the digital economy. Execution and timing risks could be detrimental to our growth, profits, and sustainability.

15. 78. Industry Risks. Reliance on Focused Industry Strategy. The Company may at certain times rely on a focused business and revenue Strategy or a set of similar Investment Strategies.(The Following of the Risks apply to both public and private firms.)

15. 78. 1. Technology Industry Risks. The technology industry is rapidly changing and transforming many industries simultaneously. The Company may invest in Software as a service
(SAAS), Platform as a service (PAAS), and Enterprise technology. The Company face technology innovation competition and disruption Risks in the following sub segment industries including Internet information providers Risks, internet industry Risks, enterprise and cloud software Risks, cloud technology provider Risks, data centers and services Risks, automation technology applications Risks, diversified communication services Risks, computer services Risks, technology value chain industry Risks, software industry Risks, computer industry Risks, artificial intelligence Risks, automation industry Risks, and technology applications industry Risks. Furthermore, large technology companies are becoming fin-tech companies by offering payment apps and products. This includes Apple and Apple Pay, Alibaba?s Alipay, and Tencent?s Tenpay. The Company may not be able to effectively compete with these established technology companies. Additional technology risks include but are not limited to Software technology risks, Software as a Service (SAS) technology risks, cloud computing technology risks, mobile technology risks, cloud application technology risks,, artificial intelligence technology risks, machine learning technology risks, data technology risks,, consumer technology product risks, technology services risks, digital disruptive commerce platform risks, digital social media applications and platform risks, digital media risks, interactive content risks, enterprise software risks, payment processing services risks, mobility risks, emerging technology risks, electric technology risks, clean energy technology risks, healthcare technology risks, consumer internet technology risks,, digital marketplaces technology risks, 5G technology risks, computing technology risks, analytics technology risks, Internet of things (IoT) technology risks, communications technology risks, and telecommunications technology risks.

15. 78. 2. Financial Services Risks. There are considerable Risks in financial services. The rapid evolution of innovative and disruptive technologies creates a more competitive industry landscape. The Financial Services value chain is evolving and expanding due to the proliferation of technology. Financial services Risks include Investing as a Service Industry Risks, market capitalization (Micro-cap, Small cap, Mid-cap) and capital availability Risks, Alternative asset industry Risks, Fund Manager Risks, Investment and Company Management industry Risks, Financial Advisory and Planning industry Risks, Mutual Fund industry Risks, Private Banks and Trust industry Risks, Online Investing and Mobile Banking industry Risks, Insurance Industry Risks, Private Equity industry Risks, Publicly Held Limited Partnership industry Risks, Lending and Financing industry Risks, Consume and Personal Financial Services industry Risks, Investor Services industry Risks, Specialty Finance industry Risks, Mortgage Finance industry Risks, Industrial and Financial Administration industry Risks, Block chain industry Risks, Conglomerates -Holding Companies-Intl Conglomerates industry Risks, Securities Exchanges industry Risks, Investment Research industry Risks, Initial Public Offering ?New Issues industry Risks, Money Transfer Services industry Risks, Pension Fund Consulting Services industry Risks, Real Estate & Real Estate Investment Trust (REIT) industry Risks, Real Estate-industry Risks, Consumer Services ?Travel- Hotel & Hospitality industry Risks, Real Estate Country Clubs -Consumer Goods industry Risks, Household Goods industry Risks, Home construction industry Risks, Construction Materials industry Risks, and International investing Risks.

15. 78. 3. Financial Industry Risks. The Financial Industry Portfolio Investments may be adversely impacted by the cost of capital, changes in technology, and human capital factors among many other Risks. The Company may be adversely impacted by various Financial and Bank Holding Mergers & Acquisitions activity and Risks. The Company may encounter various investing Risks including Banking, Financial Services, National Banking, State Banking, Local Banking, and Financial Sponsor related Risks. Industries are exposed to cyclical, secular, consolidation, transformation, and supply and demand investing Risk factors. Financial Environmental Risks. Financial and technology firms like ours require a great deal of technology, travel, and energy consumption. While the Company intends to be as environmentally conscious as possible and explore carbon neutral initiatives, the Company cannot anticipate the possible environmental damage that our business operations may have nor do the Company possess an environmental crisis plan at this time.

15. 78. 4. Financial Technology Risks. Financial Technology Risks deal with Wall Street related technology, financial technology data & analytics, digital financial services, financial software, financial information and infrastructure services, insurance technology, lending, digital payments and processing services. Significant Risks in financial services and technology include cyber security industry Risks, incident response Risks, IT resiliency Risks, and continuity Risks. Financial Technology Risks include Fintech Value Chain industry Risks, Artificial Intelligence industry Risks, Quantitative investing industry Risks, Wall Street related Technology industry Risks, Connected Card Payments industry Risks, Data & Analytics industry Risks, Digital Financial Services industry Risks, Financial Software industry Risks, Financial technology public company industry Risks, Financial Information services industry Risks, Index Provider industry Risks, Insurance Software industry Risks, Insurance-technology industry Risks, Lending industry Risks, Payments and Digital Payments industry Risks, Online Payments and Processing Services industry Risks, Mobile Payments Infrastructure industry Risks, and Wall Street Enterprise technology industry Risks.

15. 78. 5. Services Industry Risks. The services industry is rapidly changing and transforming many industries simultaneously. The Company may face services innovation, competition, and disruption risks in the following sub segment industries including: The Company may invest in business services, credit services, research services, management services, staffing services, outsourcing services, consumer services, personal services, education services, education training services, marketing services, data services, rental services, leasing services, retail servicers, luxury services, wholesale services, industrial training services, industrial support services, among many other service-based businesses and value chain industry verticals.

15. 78. 6. Investment Research and Due Diligence Risks. Investment research Risks include the possibility of false and misleading information, information that is not one hundred percent accurate, dependence on public information, and dependence on company assertions and accepting those assertions. There is also investment research timing Risks, such as the fact that new research may be made available after the Company publishes our research. Furthermore, the investment research advantage that the Company has may adversely impact our investments due to our reliance on incorrect, incomplete, or outright fraudulent claims.

15. 78. 7. Financial Product and Services Distribution Risks. Our ability to expand the delivery and distribution of our financial products and services to the market may dramatically impact the growth of our businesses.
15. 78. 8. Mobile Banking, Banks, Custody & Trust companies, and Broker Dealers Risks. During periods of financial stress, whether it be adverse circumstances or systemic credit events, there is a risk that broker dealers may not be able to survive such an event without running out of liquidity.

15. 78. 9. Finance Industry Risks (Lending, Financing, Mortgage Finance, Consumer Financial Services, and Specialty Finance). Risks include the possibility of fraud, counterparty credit Risk, misdirected payments, pre-invoicing, IRS lien Risks, international legal Risks, operational Risks, and credit Risks.

15. 78. 10. Market Infrastructure Firms Risks. Risks include a rapid increase in transaction volumes, the concentration of Risks associated with the increase of central counterparty clearinghouses, the widespread adoption of loss-mutualization provisions, and a potential increase in the risk profile of networks as they become for-profit, publicly traded companies, beholden to shareholders as opposed to member banks or financial institutions.

15. 78. 11. Insurance Industry Risks. Public and Private Company
Insurance Industry risks include but are not limited to underwriting standards, pricing in the reinsurance markets, regulations, Insurance product and pricing, severity of claims, and various other risks.

15. 78. 12. Real Estate Related Investments Risks. Public and
Private Company Real Estate Industry risks include but are not limited to low economic activity, financing costs, building costs, ownership costs, and asset class specific risks.

15. 78. 13. Regional and Global Industry Risks. The Company is focused in investing in United States domiciled companies and investments. Regional and Global Industry due to populism, tax policy, fiscal austerity, and various other risk factors may adversely impact portfolio investments.

15. 79. 1. Global Economic and Geopolitical Related Risks. Private and Public sector debt Risks may material negatively impact our holdings and our prospects. There are numerous Economic and Market environments that the Company may not be prepared for and need to protect against including general Macro and Micro economic Risk factors. Portfolio Investments may be adversely impacted by general economic conditions in the United States. Adverse economic Risks impact the availability and cost of capital, business spending, and by extension the performance of the Company?s Portfolio Investments. Geopolitical Escalation Risks. The world is experiencing a heightened and prolonged period of various geopolitical escalation risks that may impact our results. Emerging market, protectionist, monetary, fiscal, and global market risks may severely negatively impact our business. V-shaped, U-shaped, and W-shaped economic recovery models may not result in expected outcomes.

15. 79. 2. Economic Factors Risks. There are significant economic Risk factors to be considered. These include inflation, exchange rates, new government regulations and other decisions that may adversely affect profits. These macroeconomic circumstances may result in losses for the business. Economic Risks include asset bubbles Risks, deflation Risks, demographic trend Risks, energy price Risks, extreme populist, national & political sentiment Risks, viral pandemic events Risks, failure of national and regional governance Risks, fiscal crises Risks, foreign currency & interest rates Risks, foreign policy Risks, global economic growth Risks, immigration policy Risks, inflation Risks, infrastructure failure Risks, international economic, political, and geopolitical failure and related Risks (unknown Brexit Risks), international tax Risks, labor Risks, major data theft and fraud Risks, major networks cyber-attack Risks, recession Risks, structural unemployment or underemployment Risks, trade war Risks, and unfavorable economic trend Risks. Moreover, the results of operations of the Company may depend on a number of factors over which the Company may have no control, including changes in general economic or local economic conditions, changes in supply of or demand for similar and/or competing products and services in the area, and changes in tax and governmental regulations that may affect demand for such products and services. Private and public sector debt Risks may materially and negatively impact our holding and our prospects. Any significant decline in general economic conditions or uncertainties regarding future economic prospects that affect consumer spending could have a material adverse effect on the Company's business. For these and other reasons, no assurance of profitable operations can be given.

15. 79. 3. U.S. Business and Economic Cyclicality Risks. The Unites States Equity Market has been in an expansionary period. There may be a significant Risk of economic recession, GDP deceleration, currency volatility, and trade related issues. Earnings and Expectations of Earnings may deaccelerate and the United States Economy may experience moderate growth that may result in a sell-off in equities. Companies with higher correlation to cyclical industries may experience financial and operational issues.

15. 79. 4. U.S. Taxes & Budget Risks. The United States is substantially burdened with debt and contingent entitlements and commitments. This and various other fiscal and monetary policies globally may produce a negative cause and effect scenario where the Company enter into a recession saddled with debt and with low growth rates.

15. 79. 5. U.S. Foreign Policy Risks. Global Foreign policy including strained diplomatic relations, trade wars, currency devaluations, central bank policy Risks, wars, and many other unforeseen events may impact all of our business units and public company equity portfolio investments.

15. 79. 6. China Risks. There are considerable geopolitical risks regarding China which is a G7 country with a $12 Trillion dollar GDP annual account economy. China and the United States may continue to experience protracted trade, capital, and technology friction issues. Any impact from China and the Chinese economy can dramatically impact market and economic performance return profiles and outcomes. Additionally, China has a thriving technology and services economy and any material change to their productivity can impact our company and economic total returns.

15. 79. 7. European Union and Multinational Risks. The European Union is a $20 Trillion dollar GDP annual account economy. Any impact from the European Union and the European Union economy can dramatically impact performance and returns. Additionally, the European Union has a thriving technology and services economy and any material change to their productivity can impact the global economy. The currency and monetary policy regime of the European Union can substantially impact business operations around the world.

15. 79. 8. International and Cross Border Transaction Risks. The Company?s Mandate is to make investments within the United States and its Territories. However, portfolio companies that the Company may invest in may be acquired by International purchasers. Portfolio companies may be adversely affected.

15. 79. 9. Systematic Economic Shock Risks. Systematic Risks may adversely impact the Company?s financial intermediaries and Service Providers including clearing houses, banks, securities firms and exchanges with which the Company and the Manager interact and transact with. A systematic failure could have material adverse consequences on the Company, on the markets, and for the securities in which the Company seeks to invest.

15. 80. 1. Intellectual Property Protection Risks and Reliance on Trade Secrets. The Company does not have any intellectual property. The Company does not have any pending patent or issued patents. It is possible that in the future, Company may file intellectual property filings. The Company relies primarily on Confidential Business Trade Secrets to protect intellectual property, proprietary technology and investment processes. There can be no assurances that secrecy obligations may be honored or that others may not independently develop similar or superior investment platforms, products, and services. The protection of intellectual property and/or proprietary technology through claims of trade secret status has been the subject of increasing claims and litigation by various Investment and Financial Services firms. The prosecution of proprietary claims or the defense of such claims is costly and uncertain given the uncertainty and rapid development of the principles of law pertaining to this area. The Company may also be subject to claims by other parties regarding the use of intellectual property, technology information and data, which may be deemed proprietary to others. The Company may rely on proprietary designs and rights, and if the Company have to litigate those rights our expenses could substantially increase. Intellectual property is important to our business. The Company may rely on a combination of trade secret laws, confidentiality procedures and contractual provisions to protect our intellectual property. Patents and patents-pending may be a critical part of this. Our success and ability to compete depend, in part, on the protection of our designs and technology. In addition, our technology could infringe on patents or proprietary rights of others. The Company has not undertaken or conducted any comprehensive patent infringement searches or studies. If any third parties hold any conflicting rights, the Company may be required to stop making, using or selling our products or to obtain licenses from and pay royalties to others. Further, in such event, the Company may not be able to obtain or maintain any such licenses on acceptable terms, if at all. The Company may need to engage in future litigation to enforce intellectual property rights or the rights of customers, to protect trade secrets or to determine the validity and scope of proprietary rights of others, including customers. This litigation could result in substantial costs and diversion of resources and could materially and adversely affect our results of operations.

15. 80. 2. Intellectual Property Litigation. The Company may infringe the intellectual property rights of others and resulting claims against the Company could be costly and require the Company to enter into disadvantageous license or royalty agreements. Although the Company expects all its content to be original work or properly licensed, third parties may claim that the Company infringes their intellectual property rights. Any claims relating to the infringement of third-party proprietary rights, even if not successful or meritorious, could be time-consuming, result in costly litigation, divert resources and management?s attention, cause production delays or require the Company to enter into royalty or license agreements. Such royalty or licensing agreements, if required, may not be available on terms acceptable to the Company, if at all. In the event of a successful claim of infringement against the Company and the Company?s failure or inability to license the infringed rights, the Company?s business, operating results, and financial condition would be materially and adversely affected. Even if a claim of infringement against the Company is unsuccessful, legal fees incurred in defending the infringement claim likely would cause material harm to the Company and the Company?s financial condition. This could reduce the amount of net proceeds and cash available for distribution to investors.

15. 81. Key marketing and distribution relationships may not materialize to the extent originally intended or at all. Management has established important relationships with Bloomberg and other marketing and distribution partners that are anticipated to generate significant viewership and interest in the future. However, there are no guarantees that these relationships may continue indefinitely, or that they may generate the financial results projected by the Company. A change in marketing and distribution partners is possible, but management has no data on how this change may impact the Company?s ability to achieve its financial projections. There is therefore significant Risk that a change in marketing or distribution partners may have a significant detrimental effect on the Company?s financial performance.

15. 82. Marketing or distribution agreements that the Company enters into may become unsustainable or detrimental to its ability to generate a profit. As part of its regular operations, the Company relies on marketing and distribution relationships, such a Bloomberg, that are associated with significant ongoing expenses. Existing and future agreements may become unsustainably expensive to the business and therefore be terminated if inadequate revenue or investment capital is available. This may have a significantly detrimental effect on the Company?s ability to become profitable or sustain profitability. Termination of such relationships may also have a variety of consequences, including both tangible and intangible aspects, such as fees, goodwill, reputation, market visibility, and more. While there are other marketing and distribution partners available, there are no guarantees that the new agreements may enable the Company to recover from tangible and intangible detriments from previous relationships, or that the new relationships may be able to sustain the illustrated financial projections.

15. 83. The Company may abandon prematurely its development, production or distribution. The Company?s development, production or distribution may be abandoned by the Company at any stage if further expenditures do not appear commercially feasible. This would result in a loss of some or all of the funds previously expended on the development, production and/or distribution of its content or business. Abandonment of the business at any stage would have a material adverse impact on the Company and would likely cause investors to lose their entire investment in the Company.

15. 84. Business Related Climate Change Risks. Due to our focus, the Company is not dramatically impacted by climate related
Risks. Our portfolio companies may be impacted by environmental and climate change Risks.

15. 85. Social Media Risks. The immediate publication of information on social media networks, without fact checking or accuracy, poses substantial brand loyalty and risks. The harm from such posts may be immediate as the Company may not be able to redress or correct such posts.

15. 86. Accuracy of public information Risks. The Company relies on the accuracy of public information derived from the Bloomberg terminal. The Company relies on such information, data, and analysis, products, and platforms. Although the Company have a robust research program, there may be instances that the platform providing such public information may have data inadequacies which could adversely affect our operations.

15. 87. Other Unanticipated Risks. Various Risk factors ultimately may affect an investment in the Company in a manner and to a degree not foreseen at the date of the publication of this Offering Circular. The Company?s investment and business plans may change significantly. Many of the Company?s potential investments are subject to various changes. The Management believes that the Company?s chosen Investment Strategies are achievable considering current economic and legal conditions. Management reserves the right to make significant modifications to the Company?s stated strategies depending on future events and other factors it deems in the best interest of investors. This includes, not is by no means limited to, the following.

15. 87.1. Future Corporate Transaction Risks. There may be unforeseen future Risks that the Company may have to deal with and resolve. The Company is composed of true innovators and risk takers who may minimize the downside risk, utilize a risk ratio, and put heavy emphasis on risk reduction initiatives.

15. 87.2. Mergers & Acquisitions Risk. High valuations, such as the Company overpaying for deals, pose significant Risks relating to mergers & acquisitions. This is compounded by insufficient operational diligence, maintaining strategic focus, the challenges of assimilating workplace culture, a limited growth strategy, employee morale, inconsistent execution, and the underestimation of the time and work required for synergy.

15. 87.3. Mergers and Acquisitions Integration Risks. The Company may not be able to integrate operations from acquisitions or mergers. As part of the Company?s business strategy, it may enter into various business combinations and acquisitions. These transactions are accompanied by a number of Risks such as the difficulty of assimilating the operations and personnel of acquired companies, the potential disruption of ongoing business, the inability of management to maximize its financial and strategic position through the successful incorporation of technology or content and rights into products and media properties, expenses associated with the transactions, additional expenses associated with amortization of acquired intangible assets, the difficulty of maintaining uniform standards, controls, procedures and policies, the impairment of relationships with employees and customers as a result of integration of new management personnel, and the potential unknown liabilities associated with acquired businesses. The failure to adequately address these issues could have a material adverse effect on the business, results of operations and financial condition.

15. 88. Company Tax Risks. The Company may be audited, required to pay fees, pay interest, pay penalties, seek litigation, required to pay tax-related adjustments, and be required to restate our federal income tax return. Shareholders and the Company are responsible for any Attorney expenses, legal defense fees, court costs, and any other expenses in contesting deficiencies asserted by the Internal Revenue Service.


Initial Public Offering (IPO) RISKS

15. 89. Initial Public Offering (IPO) Risk Factors. Shareholders may be adversely impacted by the following Initial Public Offering (IPO) Risk factors. If the Company does not achieve an Initial Public Offering (IPO), the Company may have losses and the Company may not achieve or maintain profitability in the future.

15. 89. 1. Numerous Variations and Combinations of Risks May to Lead to Financial Loss. There are numerous variations and combinations of Risk factors that may lead to Financial Loss. The Initial Public Offering (IPO) Legal, Regulatory, and Document Preparation and disclosure requirements may not include all possibilities and permutations resulting from corporate, strategic, and compliance related decisions leading up to our roadshow and Initial Public Offering. There is no assurance that our Initial Public Offering (IPO) may be successful. Recent technology initial public offerings show it is an imprecise process and effort. The Company may manage the day-to-day operations.

15. 89. 2. Risk of Loss-Uninsured Losses. New Issue Initial Public Offering Risks. Initial Public Offering and New Security Issue Issuances may be exposed to total capital loss risks, investment Risks, capital-market-related Risks, Security Price Volatility Risks, Stock illiquidity Risks, underwriting Risks, security distribution Risks among many other Risks. The Company does not have nor has ever produced any revenue-generating activities since inception and does not currently own any assets. A shareholder could incur substantial, or even total, losses on an investment in the Corporation. An investment in the Corporation is only suitable for persons willing to accept this high level of Risk. There is no Assurance of Portfolio Appreciation or Cash Distributions. There is no assurance that investments may appreciate, maintain their present values, or be sold at a profit. The marketability and value of the Investments may depend upon many factors beyond the control of Management. There is no assurance that there may be a ready market for these Investments, since investments in activist situations are generally illiquid, nor is there any assurance that sufficient cash may be generated from the portfolio to permit cash distributions to shareholders. Additionally, Investments may not yield a large return or a profit. The Stock offered herein must be considered speculative, generally because of the nature of the Company?s business and the early stage of its development. The Company has no proven history of performance or success. You should be able to bear a complete loss of your investment. Investors should be aware that there are various Risks to an investment in the Stock. Investors should carefully consider these Risk factors, together with all of the other information included in this document and other information provided to Investors, before you decide to invest in Company Stock. The Company Strategy described herein can lead to complete loss of principal investment or capital. There can be no assurance that the Company may achieve its investment and strategic objectives. The Company may underperform relative to stock market indices. If any of the following Risks develop into actual events, then our business, financial condition, results of operations and/or prospects could be materially adversely affected. If that happens, the value of the Company Stock could decline, and investors may lose all or part of their investment. Losses stemming from investments may be borne by all shareholders.

15. 89. 3. Emerging Development Stage and Emerging Development
Stage Companies. AFR Inc. is an emerging development stage company with a limited operating history.

15. 89. 4. Self-Filer Risks. The Company does not have an attorney as the Company is a self-filer. The Company is a self-filer and this is our first Initial Public Offering. As a result, the Company may make mistakes during our filing process. This may delay our Offering launch date as well as reflect poorly on our officers responsible for the Offering. The Company may suffer reputational damage as a result of this and could lose key investors whose investments the Company is relying on to be successful. The Company does not intend to utilize counsel in our filing with the Securities and Exchange Commission. The Company currently has no legal counsel. The Company intends to engage Morgan Lewis when Asset under Management and or Commitments warrants the engagement of Legal Counsel. Additionally, the Company intends to utilize Morgan Lewis for our Investing as a Service unit. The Documents when prepared by the Company may be filed with the Securities and Exchange Commission.

15. 89. 5. Initial Public Offering (IPO) Risks. The Company may not achieve our stated gross offering amount of $50,000,000. The Company may face and experience substantial risks to our planned and scheduled offering. We require an expected injection of a minimum of $30,000,000 from this offering to achieve our stated objectives. If we abandon, shelve, or to conduct the offering at a later date, equity holders may experience substantial loss of value in their holdings. We may select, hire, terminate or suspend the retention of Investment Banks, Underwriters, Syndicates, and Bookrunners. There are a multitude of negative and adverse impacts should we select, hire, terminate or suspend the retention of such parties and advisers. The management of this offering by internal and external parties may negatively and adversely impact this offering and the Company?s prospects. Our Company requires capital to enhance our operational effectiveness and execution. The consequences of this failure to raise the stated capital may adversely impact our ability to operate, generate revenue, and could lead to losses. The Company may not achieve the Initial Public Offering (IPO) stated share price objective. This may lead to difficulties in attracting and retaining key personnel and our ability to successfully conduct marketing other operational matters. Furthermore, general capital market and initial public offering market conditions could adversely affect us. Because of this, the Company may not be able to have a successful Initial Public Offering.

15. 89. 6. Failure to Maintain Shareholders. The Company is dependent upon our shareholders for capital and to fuel the company growth. If the Company is unable to maintain our shareholder base, our ability to conduct effective business operations and attract new investors may be materially impacted. This would halt our future plans for our units, acquisitions, and possible dividends. Newly public companies may have a pronounced shareholder turnover for numerous reasons. The Company seeks long-term shareholders and may not be responsible for the market acceptance of our Company, Shares, and Prospects. The Company may require institutional investment research analyst coverage in order to generate interest in our offering and equity capital market acceptance and investor support.

15. 89. 7. Additional Financial Capital Required. The Company may require additional financing, such as bank loans, outside of this offering for the operations to be successful and properly capitalized. An equity capital raise can be utilized for the Use of Proceeds detailed.

15. 89. 8. Regulation A Plus ?Tier 2 Risks. As the Company is utilizing and seeking a Regulation A Plus public offering, the Company intends to follow this reporting standard. The Regulation A Plus Tier 2 Offering Registration requirement is a new standard for companies to access capital markets. We may not be successful in offering and listing our shares. We intend to, after receiving effective registration, to conduct Initial Public Offering pre-marketing initiatives. As this is our first offering, the Company may make mistakes and errors that could result in a delay in our timetable to penalties imposed by the SEC. Regulation A Plus Reporting Risks are extensive and broad in scope. The Company, Its Officers, and the Board of Directors Lack Experience with New Regulation A + Rules. As a first-time filer, The Company, It?s Officers, and the Board of Directors lack experience of executing an Initial Public Offering. Please see the Regulation A information link >> https://www.sec.gov/smallbusiness/exemptofferings/rega

15. 89. 9. Filing and Regulatory Approval Risks. The Company intends to file a registration statement, including an Offering Circular with the U.S. Securities and Exchange Commission (SEC) including Registration Statements, Effective Registration, and Continued Regulatory Compliance.
Dependence on regulatory approvals. The Company is dependent upon Regulatory approvals including the Securities and Exchange Commission. The SEC reviews our corporate and financial information and the Company is dependent on their approval to designate an effective registration in order to continue with this offering. The approval period may be extended due to a prolonged comment period. However, the Reg A+ Tier 2 statute mandates an accelerated offering review and approval process. Due to this approval process and others unforeseen at the time of publication, the Company may face significant delays in launching this offering and executing its business objectives. Furthermore, there is a possibility that the Company may not be approved or granted effective registration and thereby moved to a public listing.

15. 89. 10. Stock Exchange or Market Listing Risks. Stock Exchange listing acceptance, rejection, up-listings, and de-listings may have an adverse and negative impact on the Company and its offerings. There are a multitude of requirements to file and qualify for an Exchange Listing. The Company intends to be listed on the OTCQB. Additionally, exchanges facilitate listing, trading, governance standards, data services, and operate financial markets and exchanges. Exchanges include NYSE, NASDAQ, and OTCM. This is not without Risk and the Company may be susceptible to all Risks inherent in exchanges. The Company may pursue and execute simultaneous offerings on one or more stock exchanges or an alternative exchange.

Market Infrastructure Firms Risk. Risks include a rapid increase in transaction volumes, the concentration of Risks associated with the increase of central counterparty clearinghouses, the widespread adoption of loss-minimization provisions, and a potential increase in the risk profile of networks as they become for-profit, publicly traded companies, beholden to shareholders as opposed to member banks or financial institutions.

15. 89. 11. Stock Ticker Risks. Ideally, the Company seek to have the ticker (AFR). There is no guarantee that the Company may obtain this ticker. Failure to do so may result in brand disconnect between the Company, our ticker, and the marketing materials, trademarks, copyright, and overall branding the Company has completed since the inception of the Company.

15. 89. 12. No Material Sale Restrictions. Under Regulation A Standard, the Company Officers have 6 Month period sale restrictions. The Company can Issue up to $50 Million each year. Insider sale restrictions are subject to a maximum amount shares sold by officer, directors, and shareholders. There has not been or presently a public or private market for the Company's Shares or securities, and there can be no assurance that any such market would develop in the foreseeable future and for an indefinite period of time. Accordingly, shareholders may not be able to liquidate their investment in the event of an emergency or for any other reason during this offering. Shares should be purchased only by prospective Investors who can bear the economic loss of their total investment. Additionally, there no assurance that the securities can be resold at all, or near the offering price and amount.

15. 89. 13. Lack of Initial Public Offering (IPO) Underwriter Risks. The Company may fail to retain an investment bank and underwriter for this offering. Initial Public Offering (IPO) Risks include but are not limited to Underwriter-related liability. Currently the Company does not have an underwriter for the raising (for warranties assumed under the underwriting or replacement agreement). In the case that the Company obtains an underwriter, they may overestimate the demand for our Offering. If this is the case, the underwriter may be required to hold part of the issue in its inventory or sell at a loss. This could damage our relationship with our underwriter as well as harm our reputation and standing in the industry. The Company is offering the Company Stock detailed herein without an underwriter and may not be able to sell all or any of the Company Stock offered herein. The Company Stock is offered on a ?best efforts? basis by the Management of the Company without compensation. No broker-dealer has been retained as an underwriter and no broker-dealer is under any obligation to purchase any of the Company Stock. There are no firm commitments to purchase any of the Company Stock in this offering. Consequently, there is no guarantee that the Company, through its Executives and Directors, can sell all, or any, of the Company Stock offered herein. The sale of just a small number of the Company Stock increases the likelihood of no market ever developing for the Company Stock. The Company may enter into Participating Broker-Dealer Agreements with FINRA registered broker-dealers for sale of additional Company Stock. Accordingly, there is no assurance that the Company, or any FINRA broker-dealer may sell the Company Stock offered. The Company has no underwriters so no other party with a financial interest has reviewed this Offering for fairness. The Company is offering this Stock through our directors and officers and is not using an underwriter. As a result, no other person sophisticated in financial affairs has reviewed this Offering to determine if it is fair, or if our business plan makes financial sense. Because this is a ?best effort? Offering, the Company offers no assurances that any of our stock may be sold. This offering is being conducted on a "best efforts" basis. As such, no assurances are given as to what level of proceeds, if any, may be obtained from the sale of Stock offered by us. If the Company fails to obtain all, or substantially all of the proceeds sought from the sales of Stock by us in this Offering, our ability to implement our business plan may be materially and adversely affected, and investors may lose all or substantially all of their investment. The Company can provide no assurances that the subscription proceeds that may be received by us may be sufficient to sustain our operations prior to our anticipated receipt of revenues from customers. Because this is a best efforts no minimum Offering, and because the Company is not using an escrow agent, the Company may be able to use any funds received in this offering as soon as the Company receive the funds. Accordingly, even if the Company sells only a nominal amount of Stock in this offering, the Company may be able to use those funds and the funds may not be returned to the investor or investors. In this event, and if the Company is unable to raise funds from another source, the investor or investors who purchased the nominal amount of Stock would likely lose their entire investment because the Company would have insufficient funds to generate sustainable cash flow from operations.

15. 89. 14. Initial Public Offering Bookrunner Risks. The
Company currently does not have a lead active bookrunner, junior active bookrunner, or a passive bookrunner. The Company may obtain these bookrunners as the Company continues to do business. By not having any bookrunners, the Company may fail to raise the entire offering amount.

15. 89. 15. Direct Market Maker Risks. Based on the form of exchange listing, the company may, or may be required to utilize to direct market makers and the services they provide. Direct Market Makers make a market in our stock. Securities dealers and brokers may have business interruptions including technology, process, and redundancy service disruption and may not be available to service us. These include capital market Risks, trading Risks, capital market structure Risks, and broker-dealer related Risks. Such an event can materially negatively impact our business.

15. 89. 16. Initial Public Offering (IPO) Execution Risks. As a new company, the Company lacks the resources of more established private entities with a significant track record of growth and execution. The Company face Risks from a lack of analyst coverage, no previous Initial Public Offering (IPO) experience, a lack of revenue, customers, and material operations, a stable source of revenue, and cannot accurately forecast the reception of our securities offering. There may exist an unnatural supply and demand that may develop as a result of Initial Public Offering (IPO) price and volume stabilization dynamics. The Company may not be able to properly execute our offering in the face of such difficulties. It takes 6-9 months for our Initial Public Offering (IPO) to take place. During this time period, the market may face significant changes. Additionally, our offering price may be offered at a discount and may face mixed after market performance. Investors may be wary of new Initial Public Offering (IPO)?s, especially after the lackluster offerings of the previous year. Many high-profile Initial Public Offering (IPO)?s such as Uber, Lyft, Peloton, and Slack have come to the market with large private valuations but have failed to grow as publicly traded companies. Investors may be exhausted by new offerings, including our own. The Company cannot guarantee investor enthusiasm or interest in our Offering.

15. 89. 17. Initial Public Offering (IPO) Operational Risks. During our Investor Roadshow and the Initial Public Offering
(IPO) process, there are many different actions that need to be synchronized, harmonized and executed upon efficiently. The multitude of meetings, investor calls, impromptu informal encounters, media announcements, and other Initial Public Offering (IPO) related events may cause our executives to fail to follow proper protocols and guidelines. This may include a failure to follow the investment policies or limitations described in our registration statement.

15. 89. 18. Initial Public Offering (IPO) Event Risks. The stock market may perform poorly in the days following our Initial Public Offering (IPO) due to an unforeseen event or events. Our Offering may suffer as a result. The Company cannot anticipate the performance of our securities nor guarantee that the market may be up following our Offering.

15. 89. 19. Initial Public Offering (IPO) Arbitrary Valuation and Pricing Risks. The Company may have an incorrect valuation, being under or overvalued. The price range for our offering may be overvalued or undervalued. This could result in investors having poor confidence in our future offerings, research, press releases, and our financial capabilities expertise. Our Book Value is nominal and is not utilized to price the Company?s securities. The Company is a revolutionary new Company and does not have comparisons to other companies in terms of business model as the Company is a creating a completely new enterprise. The Company is utilizing 3 ways to compute valuation. Many small cap companies have high valuations but may be unprofitable or have poor performance. Wall Street Analysts may utilize various valuation metrics that may vary from our approach. The Company is not a professional forecaster and cannot guarantee that our valuation forecasts are perfectly accurate. This offering price is arbitrary and may not reflect the book value of our stock. Financial Valuation Risks include the use of various methods to estimate valuations including but not limited to the market comparable value approach generally consists of using comparable market transactions and the income approach generally consists of using the net present value of estimated future cash flows and is adjusted for industry, company, liquidity, credit, capital market risks and conditions.

15. 89. 20. Initial Public Offering (IPO) Pricing Risks. The offering price is determined by a mix of market conditions, analysis, and negotiation. Competing interests affect the determination of the offering price. Our pricing may be too low or too high for our Initial Public Offering.

15. 89. 21. Lack of Past Market History. The Company may experience unpredictable stock price fluctuations. The Company does not have a past market history, and it may take time for investors, analysts, and other market participants to accept and have confidence in the Company.

15. 89. 22. Initial Public Offering (IPO) Liability. Our business entity may face Risks resulting from claims for misrepresentation in the lead up to the Offering (our roadshow activity), the Company?s capital raising, misrepresentation in the Company?s Prospective Statements regarding future objectives and strategies, and errors or omissions in our Offering which are relied upon by investors in making their decision to purchase the Company?s securities. Difference in Projection Risks. There may be distinct differences in our actual results than what the Company has projected within our documents. The Company cannot be held responsible for such differences, whether they be marginal or wild. The Company is not composed of professional forecasters nor does the Company have a full-time team focused on projections and analysis. Financial Forecasting and Model Risks. The Company may be impacted by errors via the use of Computer Models utilized to model and forecast various inputs and variables including but not limited to security prices, cost of capital, back testing and portfolio testing results. Additionally, data availability and quality may adversely impact investment forecasts and models.

15. 89. 23. Securities and Stock Risks. The Market Price of Our Common Stock May Fluctuate. The market price of our common shares could be highly volatile and highly speculative, and you may lose some or all of your investment. You Could Lose All or Part of Your Investment. The offering price for our Common Stock may be set by us based on several factors and may not be indicative of prices that may prevail on OTC Markets or elsewhere following this Offering. The price of our Common Stock may decline following this Offering. The stock market in general, and the market price of our Common Stock, may likely be subject to fluctuation whether due to, or irrespective of, our operating results, financial condition, and prospects. Our financial performance, our industry?s overall performance, changing consumer preferences, technologies and advertiser requirements, government regulatory action, tax laws and market conditions in general could have a significant impact on the future market price of our Common Stock. There are other additional factors that could negatively affect our share price or result in fluctuations in our share price. The Stock may experience extreme price and stock liquidity volatility that may result in under-valuation, over-valuation, and erratic capital market supply and demand dynamics. Due to the nature of the electronic equity markets, capital can flood in and out of securities rapidly. Such rapid movements in liquidity and volatility may adversely impact the company?s business units and capital access. Additionally, the Company may be impacted by inquiries, trading suspensions, de-listing, or any other Company related stock-trading issues.

15. 89. 24. Stock and Securities Lack of Liquidity Risks. The investment in the Company provides limited liquidity since Stock is not readily transferable. The Company stock or shares may be thinly traded and may never become eligible for trading on a national securities exchange. The Company is intended for long term investors who can accept the risks associated with investing primarily in an illiquid stock. The impaired liquidity profile of the Company may lead to instability, solvency, and numerous other factors. While The Company may at some point seeks to be able to meet the requirements necessary for our common stock to be listed on a national securities exchange, The Company cannot assure you that The Company may ever achieve a listing of our common stock on a national securities exchange. Our shares may only be eligible for quotation on the OTCQB, which is not an exchange. Initial listing on a national securities exchange is subject to a variety of requirements, including minimum trading price and minimum public ?float? requirements, and could also be affected by the general skepticism of such markets concerning companies that are newly formed and seeking to raise capital. There are also continuing eligibility requirements for companies listed on public trading markets. The Company may be unable to satisfy the initial or continuing eligibility requirements of any such market, as a result the company stock may not be listed or could be delisted. Additionally, various factors can result in a lower trading price for the company?s common stock and may limit shareholders ability to sell shares and may result in partial or total loss of investment.

15. 89. 24. 1. Low Stock Price Offering Risks. The company intends to seek to raise $50,000,000. However, the company may offer the shares which may not be a sufficient stock offering price for the market which may adversely and negatively impact the liquidity of the company. If the company stock offering price is too low, there may not be enough capital market and investor interest in our offering, or we may be unable to conduct the offering. There are substantial risks that the Company may not conduct a successful equity offering and may cancel the offering.

15. 89. 24. 2. Stock Price Reduction. The Company seeks to list on the OTCQB. If the price of the shares of our common stock falls, The Company may risk the loss of eligibility for quotation on the OTCQB. Our stock may be vulnerable to significant price declines should the offering fail to be well received by the market. Furthermore, the Company would not be able to list on the OTCQB which would severely and negatively impact the company. Stockholders may lose their quoted valuation and equity investment in the company. Additionally, the company would no longer have access to the OTCQB. Our shares are currently only eligible for quotation on the OTCQB, which is not an exchange. Starting May 1, 2014, there may be continuing eligibility requirements for OTCQB, whereby the price of our common stock cannot fall below $0.01 for thirty consecutive days. If the Company are unable to satisfy this continuing eligibility requirement of the OTCQB, the quotation of our common stock could be moved to the OTC Pink Sheets. This could result in a lower trading price for our common stock and may limit your ability to sell your shares, any of which could result shareholders losing some or all of their investments. More importantly, however, this would prohibit the Company from having further access to the OTCQB markets, as quotation on the OTC Pink Sheets would severely and negatively impair our company stock liquidity, valuation, and access to capital. Should you own only our stock, you will not be diversified and face a single stock risk.

15. 89. 25. Low Equity Security Float Risks. The Company has a small number of authorized but unissued shares of our common stock. The Company intends to list and float its Stock on a securities exchange. It may take a considerable amount of time to develop a highly liquid market in The Company?s equity security. A low float stock may result in limited amount of Stock available for trade, higher volatility in the Stock, and higher Risks associated with Stock as a result of Low Equity Security Float.

15. 89. 26. Stock Trading Price Volatility. The trading price of the Shares may be volatile and may fluctuate significantly due to a variety of factors, many of which are outside of the Company?s control, which could result in significant losses to prospective investors. Stock Price, Valuation, and Financial Operating volatility may be impacted or exacerbated by constituent or comparison industry changing valuations, publication of information, research analyst coverage comments, research firm rating actions, negative reception of corporate actions taken by the company among many other determinants and third-order implications. Additionally, differing company, industry, market, and global outlook and operating environment forecasts or expectations may severally impact our business, stock, and valuation. Press reports, changes in regulatory changes, departures of key people associated with the Company, loss of key customer, loss of key strategic supply chain partner or platforms may imperil our ability to operate and succeed as a viability. Any of these factors may result in large and sudden changes in the reading volume and market price of the Shares which in turn could lead to potential losses for investors.

15. 89. 27. Determination of Company Stock Offering Valuation and Pricing Risks. The offering price of the Stock has been determined by the Company and its officers and directors and does not necessarily bear any relationship to assets, book value, earnings history, or other established criteria of value. The offering price of the Stock should not necessarily be considered an indication of the actual value of the Company's securities. The Company may fail to have a price point that allows it to complete our required raise of $50 million. The Company also cannot guarantee that The Company intends to sell enough shares at a specific price to reach our offering goal. The market valuation of our business may fluctuate due to factors beyond our control and the value of your investment may fluctuate correspondingly. The market valuation of emerging growth companies, including the company may frequently fluctuate due to factors unrelated to past, present, or future operating performance. Our market valuation may fluctuate significantly in response to numerous factors, many of which are beyond our control. The value of your investment in the company may fluctuate rapidly.

15. 89. 27. 1. Analyst Reports and Opinion Risks. Securities, Industry, and Investor analysts? estimates of our financial performance may be too pessimistic, optimistic, or derogatory. The Capital markets look to analysts to evaluate and anticipate investing and industry dynamics. Such reports, opinions, analysis, commentary, or any other material information can severely and negatively impact our stock and valuation. The company does not have any Wall Street analysts covering the company presently.

15. 89. 27. 2. Market Prices and Volatility Risks. Fluctuations in stock market prices, volatility, and liquidity can impact the company stock adversely and negatively. Emerging Growth
Companies are among the most susceptible to stock price and volatility risks.

15. 89. 27. 3. Comparable Company Valuation Cohort and Comparison Risks. The Capital markets and stock price are severely and negatively impacted by changes in results of comparable company market valuations. Capital markets may have industry return expectations that comparable companies may not be able to meet and therefore companies may be subject investors selling stock in such companies which may adversely and negatively impact our company.

15. 89. 27. 4. Comparable Company Release Risks. Comparable companies may release announcements regarding significant actions, investments. new technologies, acquisitions, commercial relationships, joint ventures, or capital commitment that our company may not be able to accomplish. Investors may compare our company to other companies and decide to sell the stock.

15. 89. 27. 5. Comparable Company Operating Results Risk. Comparable companies may release better or worse interim quarterly, annually operating results which may be better or worse than our company. Investors may compare our company results to other companies and decide to sell the stock.

15. 89. 27. 6. Officer, Directors, Employee Addition or
Departure Risks. The Stock may be impacted by additions or departures of key personnel. Investors may analyze our company and decide to sell the stock.

15. 89. 28. Stock Offered Risk. The Company and Selling Securityholders intend to initially offer 10,000,000 shares, however it reserves the right to increase or decrease share sale and pricing ranges. In the event all the Offering Shares are sold, we may, in our discretion, sell up to 5,000,000 additional newly issued shares (?Additional Shares?) in the offering. There is no minimum number of Offering Shares that we must sell to conduct a closing in this offering.

15. 89. 29. Additional Offering Risks. The Company may seek an S-1 Filing and Up-listing. In the event that the Company seeks additional capital, the Company may amend our filing from a Reg A+ public offering to an S-1 Registrant. The Company may lack the experience in filing, compliance, and reporting as a REG A filer or an S-1 filer. This could result in errors that could impose penalties on the company, damaging its reputation, materially and negatively impacting the company and its prospects.

15. 89. 30. Offering Roadshow Risks. Statements made during our roadshow that are too optimistic and that fail to materialize after our offering could be considered misleading by investors who lost significant portions of their investment with us. This could lead to claims post-Initial Public Offering (IPO) which may have an adverse effect on our company?s reputation. This includes allegedly misleading statements that could be made during the roadshow, Risks relating to legal, tax, and operational decisions leading up to a roadshow, roadshow statements and press during the roadshow period, accounting restatements, our earnings failing to meet roadshow projections, product announcement of products or services announced during the roadshow being delayed or may fail to perform as expected, inadequate disclosure regarding mergers, acquisitions, and divestitures, the possibility of drawing the attention of state and federal securities regulators and other enforcement agencies, and the fact that the JOBS Act?s easing of the Initial Public Offering (IPO) filing requirements could present a more positive front of the Company to possible investors.

15. 89. 31. Initial Public Offering (IPO) Allocation Risks. During our offering, portions of the Company?s Stock may be allocated to various parties. This could increase demand for the Stock and cause a rise in the market price of the Stock immediately following the Initial Public Offering (IPO). Claims may arise that could allege types of wrongdoing from this allocation and damage the reputation of the Company.

15. 89. 32. Initial Public Offering (IPO) Lockup Risks. The lockup period for shareholders is 180 days. The Stock may fluctuate during this time period. Shareholders may be unable to sell their shares and obtain liquidity until after the lockup period ends. If the Stock fails and the price falls, then this could result in poor shareholder confidence, bad press, poor reviews, and in the worst-case scenario, a Section 11 claim.

15. 89. 33. Investor Base and Market Acceptance Risks. The Company may not raise enough capital and thereby be exposed to various Investor Base and Market Acceptance Risks. The Company's growth relies on capital Market acceptance. While the Company believes that there may be significant customer demand for its products/services, there is no assurance that there may be broad market acceptance of the Company's offerings. There also may not be broad market acceptance of the Company's offerings if its competitors offer products/services which are preferred by prospective customers. In such event, there may be a material adverse effect on the Company's results of operations and financial condition, and the Company may not be able to achieve its goals. 2019 was the year of the Initial Public Offering
(IPO), when a record number of Unicorn companies sought to file an initial public offering on a stock exchange. The results have been less than spectacular. The Company may find it difficult for the market to accept our Company and the products the Company offer due to the poor performance of past technology companies entering the public markets.

15. 89. 34. Lack of a broad-based public marketing effort Risks. The Company may fail to achieve the Execution of a broad-based public marketing effort. Additionally, aftermarket trading of AFR Inc. shares may be inadequate for an extended period. We intend to engage investment banks to conduct an underwritten offering with a syndicate of financial investors to generate a long-term shareholder base.

15. 89. 35. Initial Public Offering (IPO) Related Investor and Public Relations Expenses & Resulting Risks. The Company may encounter Risks resulting from Investor and Public Relations expenses. These include public relations expenses, Initial Public Offering (IPO) delay litigation expenses, regulatory change risks, or future public-offering-security-insurance expenses. There may be uncertainty over meeting the timing and requirements for the transition from a private company to public OTCQB company.

15. 89. 36. Lack of Company Stock Analyst, Wall Street Research Firm Coverage Risks. The Company may lack the proper analyst coverage before, during, and after our Initial Public Offering
(IPO). Without proper analyst coverage, the Company may fail to gain traction with investors. Our share price could suffer as a result. If the Company makes poor investment, operational, and management decisions, the resulting coverage could be harmful to our reputation. Risks Related to Research Published About the Company. If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about the Company or its business, the market price for the Shares may decline. In addition, if research analysts cease coverage of the Company or fail to publish reports on it regularly, it could lose visibility in the financial markets, which in turn, could cause the market price for the Shares to decline significantly. Upgrades, Downgrades, Coverage Initiation, or changes in research coverage by securities research analysts may severely and adversely impact the company, its capital structure, balance sheet, operating viability due to the loss of market support. Additionally, investment research coverage on smaller capitalization companies may decline and thereby reduce investor interest our offering.

89. 37. Newly Listed Company Risks. As a newly listed company, the Company lacks the resources, reputation, competitive advantage, and experience of more seasoned publicly traded entities. The Company is still unproven in the eyes of the public as well as the investors. It may take us years to grow, scale, and develop a rock solid and well-known reputation. Shareholders may experience financial loss and place the blame on the Company. By investing in our securities, you may face short-term losses as the Company continues to grow and scale. The Company cannot be held responsible for short-term losses nor can the Company be blamed for external factors affecting the public markets. An investment into the Company is a long-term investment.

15. 89. 38. Post Initial Public Offering (IPO) Stock Price Reduction Risks. Our Shares and this Offering may not produce short-term financial results and may fall or reduce in value due to the short-term nature of investors in the current equity capital markets.

15. 89. 39. Initial Public Offering (IPO) Aftermarket Trading Risks. Aftermarket trading Risks pose a threat to our company. The Stock may plunge in after-hours trading due to unfavorable news reports and other material information. This could have a harmful impact on the Company?s Stock during the next trading session before the Company can adequately respond. The Company may experience headline risk based on numerous markets or perceptions and assumptions that can substantially devalue the company.

15. 89. 40. Dilution, Potential Immediate Substantial Dilution. This offering may result in immediate substantial dilution for investors herein, which this amount represents the difference between the Company and net tangible book value per share of Common Stock after the offering and the assumed offering price of FIVE Dollars ($5.00) per share. The Company may change the purchase price for Stock in this offering to entice investment, which may alter the amount of dilution subsequent investors may experience. The Company?s actual capital requirements may depend on many factors, including but not limited to; the costs and timing of the Company?s development and launch activities, the success of the Company?s development efforts, and the costs and timing of the Company?s business launch, sales and marketing activities. Accordingly, the Company may elect to offer discounts to certain investors on the price per share in this offering in order to entice investment. If this occurs, the total number of Stock of this Offering may be increased so that the Company can still achieve the total Offering amount of $50,000,000. An increase in the number of Stock offered may also cause a corresponding increase in the amount of dilution subsequent investors may experience. Investors are therefore cautioned to inquire of the Company whether such discounts have in fact been accepted by the Company from previous investors prior to investing. In addition, the extent to which the Company?s existing and new products may gain market acceptance, may be based upon a variety of different factors, some of which cannot be predicted including the progress of the Company?s commercialization efforts and the commercialization efforts of the Company?s competitors, costs involved in acquiring, prosecuting, maintaining, enforcing, and defending intellectual property claims, developments related to regulatory issues, and other factors. The Company estimates that it may require a substantial investment to launch its products with significant marketing efforts in its target market, and further additional funds may be necessary to implement the Company?s business plan nationwide and internationally. Furthermore, to satisfy these capital requirements, the Company may seek to raise additional funds through public or private financing, collaborative relationships, or other arrangements. Any additional equity financing may be dilutive to shareholders, and debt financing, if available, may involve significant restrictive covenants. Collaborative arrangements, if necessary, to raise additional funds, may require the Company to relinquish its rights to certain of its technologies, products, or marketing territories. The Company?s failure or inability to raise capital when needed could have a material adverse effect on the Company?s business, financial condition, and results of operations. There can be no assurance that such financing may be available on terms satisfactory to the Company, if at all. Investors? percentage of ownership may become diluted if the Company issues new Common Stock or other securities. Our Board of Directors is authorized, without minority approval, to cause the company to issue additional Common Stock to raise capital through the issuance of Common Stock (including equity or debt securities convertible into Common Stock), and other rights, on terms and for consideration as our Board of Directors in its sole discretion may determine. Any such issuance could result in dilution of the equity of our shareholders.

15. 89. 41. Capital Market and Trading Risks. Initial Public Offering (IPO) Market Locks up (not receptive) to Capital Market Risks include significant or systematic capital market liquidity, volatility, and trading issues. This includes security specific Risks, correlation Risks, and increased financial Risks. Some of the firm?s strategies may expose investors to a higher level of financial risk since many may be correlated to equity markets. At various market cycles investors favor various investment styles and strategies due to various factors. Initial Public Offering (IPO) Markets and Investing in Initial Public Offerings are risky due to the lack of a company track record. Investment Banks, Underwriters, Placement agents, and other financial intermediaries that may be utilized to market, offer, and sell our offering may experience market and trading Risks that may impact our offering adversely. Initial Public Offering (IPO) markets are high risk and require in-depth knowledge of the companies, industries, participants, valuation details, company competitive profile. The following are Risks related to our Initial Public Offering (IPO). The Company may fail to gain traction as a publicly traded company.

15. 89. 42. Small Business Risks. Small businesses rely heavily upon a single customer, supplier, or employee whose departure would seriously damage the company's profitability. The demand for the Company's product may be seasonal or be impacted by the overall economy, or the company could face other Risks that are specific to its industry or type of business. The Company may also have a hard time competing against larger companies who can negotiate for better prices from suppliers, produce goods and services on a large scale more economically, or take advantage of bigger marketing budgets.

15. 89. 43. Micro-Capitalization, Small Capitalization, and Penny Stock Risks. The Company has and may continue to have at the conclusion of this offering, a relatively small capitalization. The ability of the Company to diversify or expand its activities is limited. Due to the comparatively small capitalization and the budget of the Company, there may be less spreading of Risks than may occur in some other organizations. The Company is a small company issuer. Small companies with micro or small market capitalizations have dramatically higher risk profiles. Small Market Capitalization companies have potential for rapid growth but also lack resources including the lack of capital resources, the lack of securities, securities analyst coverage, enhanced corporate management systems, financial management, and lack the product and revenue diversification capabilities of larger companies. Additionally, transparency and corporate disclosure issues can impact investments. The volume, liquidity, and frequency of trade in the securities of smaller market cap companies are typically less liquid than in a larger company. Smaller market cap companies may have wider stock price fluctuations and due to various size and capability Risks, face a greater risk of enterprise failure. Penny stock regulations may make our stock more difficult to sell than other stock. Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a risk disclosure document that provides information about penny stocks and the Risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. As our Stock immediately following this offering may be subject to various penny stock rules, investors in this offering may likely find it more difficult to sell their securities.

15. 89. 44. Small Capitalization Company Risks. Small companies tend to be more domestically focused than their larger, often multinational counterparts. That means they may stand to gain more from a decline in domestic corporate tax rates. However, this is not always the case and the Company may suffer from poor investment decisions when choosing small cap companies to invest in.

15. 89. 45. Future Sales of Shares Risks. Substantial future sales or perceived potential sales of the Shares or other equity securities of the Company in the public market could cause the price of the Shares to decline significantly.

15. 89. 46. Trading Chill Risks. There exists the risk that the DTC (Depository Trust Company) could place one or more restrictions on transactions regarding the Company?s security. As a result, this ?chill? status, would severely hamper the ability for the transfer of Stock until the issue is cleared and the chill is lifted.

15. 89. 47. Global Security Lock Risks. A DTC (Depository Trust
Company) global security lock is a chill is placed on all services, including book entry transfers, deposits, and withdrawals. More damaging than a chill, a global security lock is referred to as a freeze.

15. 89. 48. Compliance with Securities Laws. The Company Stock is being offered for sale in reliance upon certain exemptions from the registration requirements of the Securities Act and applicable State Securities Laws. If the sale of the Company Stock fails to qualify for these exemptions; purchasers may seek rescission of their purchases of the Company Stock. If a number of purchasers were to obtain rescission, the Company would face significant financial demands, which could adversely affect the Company as a whole, as well as any non-rescinding purchasers. The Company requires all Managers to establish Compliance processes to comply with Beneficial Ownership disclosure requirements of the Exchange Act. Rule 13d, the Clayton Act and the Williams Act. Compliance related public filings and disclosures of the 13D Forms, 13F Forms, and various other Merger and Acquisition related disclosure forms can adversely impact the Company. Should Takeover and Shareholder Regulations change, the Company may be adversely impacted. Additionally, the Company may be impacted by changes to existing Regulations and future regulatory changes in the United States including Registration and Reporting of Private Funds. Additionally, the Company may be adversely impacted by Securities Exchange (NYSE, NASDAQ, and OTCBB) existing and future regulations and requirements that may adversely impact portfolio investments. Please see the Compliance Section of this Offering Circular for further information relating to our regulatory reporting obligations. Additionally, the Company may be impacted by existing and future Investment Company Act reporting and regulatory compliance requirements.

15. 89. 49. Corporate Governance. The Company is subject to Regulation A Plus Tier 2 Mini Initial Public Offering (IPO) Corporate Governance requirements. The Company?s Articles of Incorporation, Committee Charters, Resolutions, and various other corporate documents address Corporate Governance standards the company shall be subject to compliance with regulations. Corporate governance measures include the national securities exchange rules, Independence standards, and various other compliance tools.

15. 89. 50. Investor Notification of Material Events Risk. The
Company intends to comply with investor notification of Material
Events, disclosures, and reporting standards of the SEC.

15. 89. 51. State and Federal Security Laws. The securities being offered have not been registered under the Securities Act of 1933 (the "Securities Act"), in reliance, among other exemptions, on the exempted provisions of article 4(2) of the Securities Act and Regulation D under the Securities Act. Similar reliance has been placed on apparently available exemptions from securities registration or qualification requirements under applicable state securities laws. No assurance can be given that any offering currently qualifies or may continue to qualify under one or more of such exempted provisions due to, among other things, the adequacy of disclosure and the manner of distribution, the existence of similar offerings in the past or in the future, or a change of any securities law or regulation that has retroactive effect. If, and to the extent that, claims or suits for rescission are brought and successfully concluded for failure to register any offering or other offerings or for acts or omissions constituting offenses under the Securities Act, the Securities Exchange Act of 1934, or applicable state securities laws, the Company could be materially adversely affected, jeopardizing the Company's ability to operate successfully. Furthermore, the human and capital resources of the Company could be adversely affected by the need to defend actions under these laws, even if the Company is ultimately successful in its defense. Compliance with the criteria for securing exemptions under federal securities laws and the securities laws of the various states is extremely complex, especially in respect of those exemptions affording flexibility and the elimination of trading restrictions in respect of securities received in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws. The Securities may not be registered, and no one has passed upon either the adequacy of the disclosure contained herein or the fairness of the terms of the offering. No governmental agency has reviewed this offering and no state or federal agency has passed upon either the adequacy of the disclosure contained herein or the fairness of the terms of any offering. The exemptions relied upon for such offerings are significantly dependent upon the accuracy of the representations of the investors to be made to the Company in connection with the offering. In the event that any such representations prove to be untrue, the registration exemptions relied upon by the Company in selling the securities might not be available and substantial liability to the Company would result under applicable securities laws for rescission or damages. The Company is not subject to Sarbanes-Oxley regulations and may lack the financial controls and procedures of public companies. The Company may not have the internal control infrastructure that would meet the standards of a public company, including the requirements of the Sarbanes Oxley Act of 2002. The Company is currently a privately held (non-public) Company, and as a result, the Company is currently not subject to the Sarbanes Oxley Act of 2002, and it's financial and disclosure controls and procedures reflect its status as a development stage, non-public company. The Company is in the process of going public and is subject to the requirements of the SEC. There can be no guarantee that there are no significant deficiencies or material weaknesses in the quality of the Company's financial and disclosure controls and procedures. If it the Company sees fit and necessary to implement such financial and disclosure controls and procedures, the cost to the Company of such compliance could be substantial and could have a material adverse effect on the Company's results of operations.

15. 89. 52. Lack of Offering Circular and Roadshow Errors and Omissions Liability Insurance. Lack of Offering Circular and Roadshow Errors and Omissions Liability Insurance including but not limited to Cover for Controlling Shareholders, Selling Shareholders, Directors and Officers Claims. Initial Public Offering (IPO) Risks include but are not limited to Offering Circular , Prospectus, Information Memorandum, transaction document omission, errors, misrepresentations, published data errors or other incorrect information and action risks related to initial or secondary public offerings, private equity placements, and debt offerings. The Company may make General Filing Mistakes. These errors may result in comments from the SEC which may need to be addressed and corrected. This could result in the delay of our offering and alter our timetable.

15. 89. 53. Initial Public Offering (IPO) Lack of Offering Circular Liability Insurance prior to road show/Offering Circular filing. Offering Circular Liability Insurance is a specialist insurance solution that can respond to claims alleging a breach of securities law in connection with the issue of defective disclosure documents. The Company may not have an adequate Offering Circular liability insurance policy in place prior to our road show and preliminary offering circular or Offering Circular filing. Initial Public Offering (IPO) Risks include but are not limited to roadshow verbal statements related to the company?s presentation, offering circular, and supporting information.

15. 89. 54. NO Errors & Omissions Insurance (E&O). The Company is NOT Providing Errors and Omissions Insurance (E&O).
Shareholders may be responsible for liabilities associated with this offering. In the future the Company is permitted to procure such resources.

Lack of E&O Insurance prior to road show/Offering Circular filing. Errors & Omissions insurance covers two substantial Risks. The financial loss of a third party arising from an act, error, or omission committed during the policyholder?s performance of services for another and the financial loss of a third party arising from failure of the insured?s product to perform as intended or expected. The Company may not have adequate errors & omission insurance in place prior to our road show and preliminary Offering Circular filing.

15. 89. 55. Lack of POSI Insurance prior to road show/Offering Circular filing. A POSI policy offers bespoke cover for public offerings including Initial Public Offerings and debt or equity rights issues. It specifically responds to the Risks associated with the offering faced not only by directors, but also by the company and any controlling or selling shareholders. The Company may not have an adequate POSI policy in place prior to our road show and preliminary Offering Circular filing. No Liability Insurance. Investors purchasing the company stock do so understanding the risks inherent in emerging companies and provide a blanket litigation waiver by understanding and accepting this disclosure statement and associated materials.

15. 89. 56. NO Directors and Officers (D&O) Liability Insurance.
The Company is NOT Providing Directors and Officers (D&O)
Liability Insurance. Shareholders may be responsible for liabilities associated with this offering. In the future, the Company is permitted to procure such resources.

NO D&O Insurance prior to Roadshow and Offering Circular Filing. The Company is NOT Providing Directors and Officers (D&O) Liability Insurance prior to Roadshow and Offering Circular Filing. As a result, the Company may not have adequate insurance in place prior to our offering is executed. Shareholders may be responsible for liabilities associated with this offering.

15. 89. 57. Failure or Errors in Disclosure of Material Information Risks. The Company may face shareholder actions that allege a failure to disclose material information in the Offering Circular. While the Company has disclosed all prudent information in our Offering Circular to the best of our knowledge, the Company may have made accidental errors and omissions. The resulting shareholder actions could harm the reputation of the Company. Defective Disclosure Risks include disclosure statements and documents that may be defective. The Company may make errors and mistakes when disclosing important information such as the investment strategies the Company seeks to employ. This is our first undertaking as a publicly traded company and the Company may be inexperienced in this area.

15. 89. 58. Corporate and Investment Litigation Risks. The Company may be subject to litigation Risks that may materially and adversely impact the company as an ongoing concern. Litigation Risks include shareholder derivative lawsuits, merger and acquisition litigation risks, corporate operational litigation Risks, industry related litigation Risks, international litigation Risks, investment litigation Risks, portfolio company Risks, employee litigation Risks, regulatory and compliance litigation Risks, and other litigation Risks unforeseen at the time of publication.

15. 89. 59. Post Initial Public Offering (IPO) Exposures Risk. Public companies are subject to greater regulatory scrutiny than private companies and must comply with extensive securities laws. Disclosure requirements for public companies can create significant liability as public companies must comply with extensive securities laws designed to enhance public trust and corporate governance. Initial Public Offering (IPO) Risks include but are not limited to regulatory actions, enforcement, and investigation or associated regulatory litigation. The Company shall pay for future discovery, legal, and Inquiry costs. Expenses shall be paid by the Company on behalf certain managers and the Board of Directors. This includes past, present, and future Directors and Officers (extending to employees if acting in a managerial capacity), the Issuing Company, and any Controlling Shareholders.

Breach of Securities Law Risks. This is our first undertaking as a publicly traded company. While the founder and executives are familiar with securities laws, the Company cannot guarantee that the less familiar laws may be upheld. These laws may be unintentionally and accidentally violated. There exists a possibility of a breach of securities law in connection with the issue of our securities.

Wrongful Acts Risks. The Company intends to commit to the highest ethical corporate standards possible. However, the Company cannot anticipate the behavior of our employees or executives. They may commit wrongful acts in conjunction with our capital raise. The Company currently does not have a whistleblower system in place, nor can the Company truly watch over the actions of every executive. If wrongful acts are committed, the Company may face irreparable damage to our Company.

15. 89. 60. Shareholder Litigation Risks. Our securities and Company may suffer from negative shareholder actions. The Company may face significant shareholder litigation Risks regarding our offering. Shareholder litigation encompasses directors and officers, both past and present, and current shareholders, all of whom may be targeted for litigation by investors or regulators. Additional shareholder litigation risks may result from price drop litigation micro-cap securities that result from significant declines in fund share prices, litigation arising from the capital raising process, and prior and pending claims and circumstances. Additionally, the Initial Public Offering (IPO) could trigger events leading to securities claims such as a Shareholder Derivative Lawsuit Waiver and an External Class Action Lawsuit Waiver (Litigation Funding Hedge Funds). There exists the possibility that shareholders may seek compensation for short term unfavorable offering results.
Section 11 Claims Risks. After our listing, our stock may perform poorly. In this event, lawsuits could be filed against the company and its directors and officers alleging mismanagement, misrepresentation in the Offering Circular, or other clams. These lawsuits are almost always based on the strict liability provisions of Section 11 of the Securities Act of 1933. Under this law, any material misrepresentation, even if negligently made, could form the basis of liability against a corporate director or officer. These claims include problem severity, a drop in the stock price after the Initial Public Offering (IPO), accounting restatements, earnings failing to meet projections, product announcements failing to perform as expected or being delayed, investigations by the SEC, internal investigations based on whistleblower complaints, inadequate disclosure regarding mergers, acquisitions, or divestitures, and the fact that an Initial Public Offering (IPO) could also draw the attention of state and federal securities regulators and other enforcement agencies, which could result in concurrent regulatory investigations, further increasing overall costs.

15. 89. 61. Initial Public Offering (IPO) Litigation Risks. The Company relies on the ?Bespeaks Caution? Doctrine approach to ?sufficiently balanced by cautionary language within the same Offering Circular such that no reasonable investor would be misled.? The Company may make errors and be impacted adversely. There are numerous reasons for Initial Public Offering Litigation Risks. Initial Public Offering (IPO) Risks include but are not limited to Pre-During-and Post Initial Public Offering (IPO) Information released and published, research published, public relations campaigns, investor relations campaigns, offering made by offering circular or Offering Circular liability claims, supplementary information claims, initial and secondary offering claims, listing related claims, data protection claims, privacy claims, inaccurate or misstatements claims, misrepresentation claims, omissions claims, misleading claims, incomplete information claims, inadequate information claims , Incorrect information Claims, statements claims, omissions claims, offering made by road show offering presentation claims, offering made by oral communication claims, offering valuation claims, offering allocation and distribution claims. The Company intends to litigate when necessary, however shareholders may be responsible for the payment of any damages, settlements, defense costs, and the preparation of corrective disclosure. The transition from private to public company is fraught with risks and unforeseeable multi-factor exposures. The Company is not responsible for changes in view, strategies, investments, portfolios, human capital, markets, and any other relevant factor regarding disclosures may not be updated or no longer a focus area. The Company is focused on building, running, growing the business while serving our communities.

15. 89. 62. General Disclosure about Insurance. The Company does not insure against all possible Risks and its insurance may not protect it against liability from all potential events. As a result, the Company could incur significant losses from uninsured risks or risks for which its insurance does not cover the entire loss. Any such losses could have a material adverse effect on the Company?s business, financial position, and results of operation.

15. 89. 63. No Return of Capital. The Company shall not be liable to shareholders and may not reimburse investors if our securities are not widely accepted or if the company fails to become profitable.

15. 89. 64. Shareholder Derivative Actions and Shareholder Claims Risks. A shareholder derivative suit is a lawsuit brought by a shareholder on behalf of a corporation against a third party. Often, the third party is an insider of the corporation, such as an executive officer or director. Shareholder derivative suits are unique because under traditional corporate law, management is responsible for bringing and defending the corporation against suit. The Company may be unprepared to handle such a suit. The Company may face difficulties and suffer reputational damage to end the suit. Shareholders and the Company may have to reimburse.

15. 89. 65. Indemnification Risks. The Company may provide indemnification of the Manager, Officers, and Directors at the Company?s expense and limit the Officers and Directors liability. Such Indemnification may result in increased costs and adversely affect the interests of shareholders. The Company may be required to indemnify Managers and its owners, officer, agents, affiliates and employees against claims, liabilities, costs and expenses, including legal fees, incurred by agents by any of them by reason of their activities on behalf of the Company, except for gross negligence, willful misconduct or fraud. The Board and its Members may also be entitled to the protection of customary indemnification, defense and limitation of liability provisions. This may incur financial and reputational Risks.

15. 89. 66. Limitations of Liability & Indemnification. NO Indemnification Agreement(s). The Company is NOT Providing Indemnification Agreement(s). Shareholders may be responsible for liabilities associated with this offering. In the future the Company is permitted to procure such resources. The Company's Certificate of Incorporation and Bylaws provide for the indemnification of directors and officers of the Company to the maximum extent permitted by law. This generally permits the Company to indemnify its officers, directors and certain others acting on behalf of the Company as to all expenses incurred or imposed upon them as a result of actions, suits or proceedings for acts made in good faith and in a manner they reasonably believe to be in or not opposed to the best interests of the Company. The Company has not entered into agreements to indemnify its directors and officers in accordance with its Certificate of Incorporation and Bylaws. The Company has no director and officer liability insurance. There are no pending claims for indemnification, nor is the Company aware of any pending or threatened claims, which would result in a claim for indemnification. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

15. 89. 67. Conflict of Interest Risks. The Company relies on our management to make sound business decisions. However, there is a risk that due to the lack of full-time service, conflicts of interests may arise, and employees may make decisions that benefit themselves and others. The interests of the founder, executives, and affiliates may conflict with your interests. As a founder led Company, the founder is imbued with broad powers and authority which may result in one or more conflicts of interest between your interests and those of the founder. This includes, but is not limited to, personal trading by managers of their own portfolios, making appointments to positions based on favoritism, obligations to non-Company individuals, accepting gifts in exchange for business decisions, etc. Please see our Company Conflict of Interest Agreement for further information and procedures. Other Businesses. The founder and executives are NOT required to devote all of their time and efforts to AFR Inc. affairs. Mr. Heydari is free to engage in business opportunities and endeavors separate from AFR Inc.

15. 90. Crisis Management Expenses Risks. Unforeseeable, unexpected, and unprecedented events may severely negatively impact our business operations. The Company may be required to manage adverse operational events quickly and efficiently. Crisis management expenses and costs may be require substantial investment and may have a detrimental impact on our Company?s bottom line.

15. 91. Contingency Planning Risks. The company may have a ?Rainy Day Fund? to prepare for and mitigate Contingency-related events. The Company intends to have worst-case scenario planning so as to ensure our ongoing uninterrupted business. The Company may lack preparedness and lack the resources required to manage such extenuating and potential business interruption events. Additionally, The Company may be required to close our operations due to an intervening government sanctioned cessation.

15. 92. Covid 19 and Future Pandemic Risks. If the current Covid 19 Pandemic and the economic impacts prove to be more adverse and longer lasting than our ability to compete and achieve financial success, we may cease to exist as a going concern. Our Company may experience financial difficulty due to Covid 19. The operational, sales, marketing, distribution, and client servicing constraints may imperil or negatively impact us financially among many other factors, inputs, variables, and constraints. Social distancing, the at-home economy, remote capacity working, health, and safety requirements may require more resources and may reduce our profitability due to higher costs or creating higher burdens of operating. We may perform better or worse in a virtual remote distributed work environment. Additionally, the Company may be impacted by a future global viral pandemic. Adverse impacts to markets, companies, industries, investments, employees, and daily business operations created by a health crisis may substantially impact our prospects. Our financial filings may not accurately reflect the scope of a future pandemic risk that is constantly evolving.

15. 93. Business and Event cancellation Risks. The Company operations, investments, and portfolio related initiatives may be adversely and negatively impacted by event cancellation risks. The Company seek to have several events that include conferences, retreats, speaking engagements and other investor outreach events. Circumstances and cancellations beyond our control may adversely and negatively impact our financial results from planned events among many other issues.

15. 94. Execution Risk. The Company may experience significant degree of execution risk. Execution Risks may lead to unsuccessful investments, failing to compete, gain market share or operating margin power. The Company may be impacted by the lack of organizational effectiveness, lack of technology, lack of experience, lack of experience, lack of necessary resources, lack of human talent, and lack of technology development, lack of marketing and distribution.

15. 95. Exclusive Jurisdiction. The Articles of Incorporation indicates that the Company may utilize an Exclusive Jurisdiction resolution action. (Note: Please read all charters, documents, and disclosures for more information related to Exclusive Jurisdiction resolutions and actions.) Shareholders may be responsible for liabilities associated with this offering.

15. 96. Additional Risks and a Combination of Multiple Risk Factors. Additional Risks and a combination of multiple risk factors can adversely impact the Investment Returns and Results of the Company and lead to a decrease in the value of Portfolio Investments. Additionally, there are a multitude and combinations of Risks, adverse events, and uncertainties that the company may face and be impacted by. Multi-impact scenarios events, capital access, market access, capital market access, and other business issues can and may combine to negatively impact our business ecosystems. If any one of the risk factors or events described herein were to occur, our financial condition, results of operations, cash flow, and our ability to generate profits could be materially and adversely affected.

15. 97. Cascading Impact Risks. The Company may be impacted by a cascading of events that may include financial, operational, business, and capital market adverse events. This could include, but is not limited to, the issues of public debt, technology, central bank policy, and international conflicts. The Company cannot predict the impact of financial markets, systems, and structure Risks and its impact on our Company. The Company may be adversely and severely impacted by exceptional circumstances, exogenous externalities, ripple effects, and various other worst-case scenarios that may impact our investment, operating, and performance results.

15. 98. Additional Unforeseen Risks. The Company faces excess Risks that may not be covered or explained that are unforeseen at the time of filing. This includes presentation inaccuracy, Initial Public Offering (IPO) factsheet inaccuracy, investor relations inaccuracy, and distribution inaccuracy Risks.












16. Transfer Agent


The Company intends to once we reach the Regulation A Plus Tier 2 shareholders threshold requirement or when we list on the OTCQB to register shares with the following exchange registered transfer agent.

1. Name: 	_Pacific Stock Transfer
2. Address:  6725 Via Austi Pkwy, Suite 300
Las Vegas, Nevada 89119
3. Transfer Agent Telephone Number:
	702-361-3033
4. Transfer Agent is registered under
Exchange Act: 	__YES
5. Regulatory Authority of the Transfer
Agent: Securities and Exchange Commission and Exchanges


17. Legal Counsel
Providing
Shareholders Re
Legal Opinion


Unless otherwise indicated in the applicable
Offering Circular ( Matthew McMurdo, Esq.)
has provided a shareholder opinion regarding the validity of the issuance of the shares of common stock for the company. Such
Opinions are included as an exhibit to this filing and on (PAGE 99).


18. How to Obtain
our Information and
Filings



We have filed with the SEC a registration statement on Form 1-A (File Number
_#________) under the Securities Act of 1933 regarding the shares of common stock offered hereby. For further information regarding us and the securities offered by this Offering
Circular, please refer to the registration statement, including its exhibits and schedules. Statements made in this Offering
Circular concerning the contents of any
contract, agreement or other document filed as an exhibit to the registration statement are summaries of the terms of those documents. You may obtain information filed with the Securities Exchange Commission
(SEC)  and such material may also be
accessed electronically by means of the
SEC?s website at www.sec.gov. AFR Inc. is incorporated in the state of (Florida) since
2019. Our principal executive offices are located at South Alhambra Circle # 1401
Coral Gables, FL 33146, and our telephone number is (914-275-5061). Our website address is (www.afrfin.com). You can email us at INFO@AFRFIN.com. Shareholders will have access to annual reports (on Form 1-K) within 120 calendar days of our fiscal year end. Post-IPO- 1SA 3-(Semiannual Form).
Post-IPO- 1-U Filing (Fundamental Events
Disclosures). Post-IPO- 8 A Filing (Seeking to Register Securities). Post-IPO- Annual
General Meeting and Proxy Statement Filing.
Annual Audit & Accounting Duties and Filing.

















PART II ? INFORMATION NOT REQUIRED IN OFFERING CIRCULAR

19. Application of Rule 262
Each person has not been disqualified under that rule or is disqualified but has received a waiver of such disqualification under Rule 262 of Regulation.

19. Summary Information Regarding the Offering and Other Current or Proposed Offerings

19. 1. We are conducting a Tier 2 offering.
	Tier 2

19. 2. Check the appropriate box to indicate whether the Unaudited
Annual financial statements have been audited.

19. 3. Types of Securities Offered in this Offering Statement
	Equity Common

19. 4. Does the issuer intend to offer the securities on a Yes No (TBA)
delayed or continuous basis pursuant to Rule 251(d)(3).

19. 5. The issuer intends for this offering to No
last more than one year.

19. 6. The issuer intends to price this offering
	TBD (Yes / No)
after qualification pursuant to Rule 253(b).

19. 7. The Issuer Intends to conduct a Best Efforts offering?
	TBD (Yes / No)

19. 8. The Issuer has not engaged in the solicitation of No
interest communications in connection with the proposed offering.

19. 9. The proposed offering does involve the resale
	No
of securities by selling securityholder and not affiliates of the issuer.

19. 10. Number of securities offered. 					TBA

19. 11. Number of securities Outstanding.
	TBA

19. 12. Price Range
	$________TBA
Price Range has/has
not been included
in the offering
statement; the
midpoint of that
range must be used
to respond. Please
refer to Rule
251(a) for the
definition of
?aggregate offering
price? or
?aggregate sales?
as used in this
item. Please leave
the field blank if
undetermined at
this time and
include a zero if a
particular item 7
is not applicable
to the offering.
19. 13. Price Per Security. 						$___(5)
_____TBA
The portion of the
aggregate offering
price attributable
to securities being
offered on behalf
of the issuer.
19. 14. The portion of the aggregate Offering Price
	$__5_____TBA
attributable to securities being offered on behalf of selling security-holders.

19. 15. The portion of aggregate offering attributable
	$__5_____TBA
to all the securities of the issuer sold pursuant to a qualified offering statement within the 12 months before the qualification of this offering statement.

19. 16. The estimated portion of aggregate sales attributable
		$___0_____TBA
to securities that may be sold pursuant to any other qualified offering statement concurrently with securities being sold under this offering statement.

19. 17. Total, the sum of the aggregate offering price
	$___?_____TBA
and aggregate sales in the four preceding paragraphs.

19. 18. Anticipated Fees in connection with this offering.

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following are our expenses related to our offering:
Securities and Exchange Commission Registration Fee



$
0
Legal Fees



$
2000
Accounting Fees



$
X000
Transfer Agent Fee*



$
0
TBD
Blue Sky Qualification Compliance Fees and Expenses*



$
1000
Underwriters, Sales Commissions, Finders? Fees*



$
0
TBD
Printing and Engraving*



$
0
TBD
Miscellaneous*



$
0
TBD






TOTAL



$
1500
________
* Estimated costs

19. 19. Jurisdictions in Which Securities are to be Offered.
The company intends within the United States (U.S.) jurisdiction and on the OTCQB by the company or offered by underwriters, dealers or salespersons.

19. 20. Recent Sales of Unregistered Securities . Unregistered Securities Issued or Sold within One Year before the filing of the Form 1-A. The chart below details the person purchasing the security, sales price, the date, and amount of the security sold since December 31, 2019.

Name
Sales
Price
Date
Purch
ase
Amoun
t
Amount of
Stock Sold
Kamran
Heydari
$ .000001
March 04,
2019
$ 74.
00
74,000,000
Shares
Shaun Gold
$.0001
June 15,
2020
$100.
00
1,000,000
(Shares)

During the period ended _TBD__, the Company completed the following unregistered sales of equity securities, all pursuant to ___ TBD ________:
20. Issuer Certifications and Signatures

Pursuant to the requirements of the Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of __White Plains_, State of _New York_ , on _February 21, 2021__
(date).


____AFR____, INC.




By:
/s/ KAMRAN HEYDARI/







CEO and President


In accordance with the requirements of the Regulation A, this offering registration statement was signed by the following persons in the capacities and on the dates stated.

/s/ KAMRAN HEYDARI/

Dated: February 21, 2021

President, CEO,
Secretary and Chairman











(Note: The name and title of each person signing the offering statement must be typed or printed beneath the signature.)




























PART III

21. EXHIBITS INDEX







Exhibit
2.


Charter and Bylaws
Articles of Incorporation of  AFR, Inc. (March 4,2019)
By-Laws of __AFR, Inc. (March 4,2019)

Exhibit
3

Stock Certificate(s)



Exhibit
4.

Stock Purchase Agreement and Subscription Agreements
Stock Purchase Agreement Kamran Heydari (March 4,2019)
Stock Purchase Agreement Shaun Gold (June 15, 2020)










Exhibit
6.

Material Contracts
Board of Director Agreement Kamran Heydari (March
4,2019)
Board of Director Agreement Kamran Heydari (June 15,
2020)
Board of Director Agreement Logan Tierney (June 15,
2020)
Board of Director Agreement Chinoso Egwuonwu (June 15,
2020)
Board of Director Agreement  Leora Celine Emami (June
15, 2020)
Employment Agreements Kamran Heydari (March 4,2019)
BOD Audit Notice, Minutes, Meeting Resolutions Approval
(February 22, 2021)






Exhibit
9.


Auditor : Berkower LLC.
A. Independent Auditors Report 2020 and 2019
B. F1 -Financial Statements (GAAP) and Audit Report 2020
and 2019













Exhibit
12.

Opinion re Legality
McMurdo Law Group, LLC. (February 22,2021)



Exhibit
13.


Presentations
A. AFR Inc. Presentation
B. AFR Inc. Proposed Initial Public Offering (IPO)
Factsheet



Exhibit
15.


Additional exhibits
F1



1

1